               AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE
                      MINNEAPOLIS-ST. PAUL INTERNATIONAL AIRPORT


                                       BETWEEN


                           METROPOLITAN AIRPORTS COMMISSION

                                         AND


                                     AIRLINE NAME
                                     ------------

                              EFFECTIVE JANUARY 1, 1999

                                  TABLE OF CONTENTS

                                                                             Page
                                                                             ----

I.       DEFINITIONS                                                         1

         A.       DEFINITIONS                                                1

         B.       HEADINGS AND CROSS REFERENCES                              11

II.      TERM                                                                12

III.     USE OF THE AIRPORT                                                  13

         A.       AIRLINE RIGHTS                                             13

         B.       EXCLUSIONS, RESERVATIONS, AND CONDITIONS                   16

         C.       USE OF THE INTERNATIONAL ARRIVALS FACILITY                 19

IV.      PREMISES                                                            20

         A.       LEASED PREMISES                                            21

         B.       EXCLUSIVE/PREFERENTIAL  LEASED AREAS                       21

         C.       COMMON BAG CLAIM AREAS                                     25

         D.       MEASUREMENT OF SPACE                                       26

         E.       ACCOMMODATION OF OTHER AIRLINES                            26

         F.       WIDE BODY AND BOEING 757 ACCESS                            29

         G.       ACCESS                                                     29

         H.       SHORT TERM GATES                                           30

         I.       REGIONAL RAMP                                              31

         J.       RELINQUISHMENT OF PREMISES                                 32

         K.       MID-TERM RELINQUISHMENT OF PREMISES                        32

         L.       SURRENDER OF PREMISES                                      33

V.       RENTS, FEES, AND CHARGES                                            35

         A.       GENERAL                                                    35

         B.       RENTS, FEES, AND CHARGES                                   35


                                      -i-

         C.       MONTHLY ACTIVITY REPORT                                    37

         D.       SECURITY DEPOSITS                                          38

         E.       PAYMENT PROVISIONS                                         39

         F.       NET AGREEMENT                                              40

         G.       NO OTHER FEES AND CHARGES                                  40

         H.       PASSENGER FACILITY CHARGES                                 40

         I.       NON-WAIVER                                                 41

         J.       NONSIGNATORY LANDING FEES                                  41

         K.       AFFILIATED AIRLINE                                         41

VI.      CALCULATION OF RENTS, FEES, AND CHARGES                             42

         A.       GENERAL                                                    42

         B.       CALCULATION/COORDINATION PROCEDURES                        42

         C.       LANDING FEES                                               43

         D.       ENVIRONMENTAL SURCHARGE                                    46

         E.       TERMINAL APRON FEES                                        46

         F.       REGIONAL RAMP FEES                                         47

         G.       TERMINAL BUILDING RENTS                                    48

         H.       CARROUSEL AND CONVEYOR CHARGE                              49

         I.       IAF USE FEES                                               50

         J.       YEAR-END ADJUSTMENTS OF RENTS, FEES, AND CHARGES           51

VII.     CAPITAL EXPENDITURES                                                52

         A.       GENERAL                                                    52

         B.       CAPITAL PROJECTS SUBJECT TO MII REVIEW                     53

         C.       CAPITAL PROJECTS NOT SUBJECT TO MII REVIEW                 54


                                     -ii-

         D.       2010 PLAN AIRFIELD PROGRAMS                                55

VIII.    INSTALLATION, MAINTENANCE AND UTILITIES                             57

         A.       OBLIGATIONS OF MAC                                         57

         B.       OBLIGATIONS OF AIRLINE                                     59

IX.      DAMAGE OR DESTRUCTION OF PREMISES                                   61

         A.       DAMAGE OR DESTRUCTION                                      61

         B.       FORCE MAJEURE                                              62

X.       INDEMNITY AND LIABILITY INSURANCE                                   63

         A.       INDEMNIFICATION                                            63

         B.       LIABILITY INSURANCE                                        64

         C.       OTHER INSURANCE                                            66

         D.       ENVIRONMENTAL LIABILITY                                    66

XI.      ASSIGNMENT, SUBLETTING, AND GROUND HANDLING                         69

         A.       ADVANCE APPROVAL                                           69

         B.       ASSIGNMENT                                                 70

         C.       SUBLEASE AGREEMENT                                         70

         D.       GROUND HANDLING AGREEMENT                                  71

         E.       BANKRUPTCY                                                 71

XII.     ARBITRATION                                                         73

XIII.    SUPPLEMENTAL  AGREEMENTS                                            74

         A.       GOLD CONCOURSE                                             74

         B.       TEMPORARY REGIONAL TERMINAL                                77

         C.       FIS BAG BELT ENCLOSURE                                     80

         D.       TERMINAL BUILDING                                          81


                                     -iii-

         E.       MONTH TO MONTH PREMISES                                    81

XIV.     EVENTS OF DEFAULT; REMEDIES                                         82

         A.       EVENTS OF DEFAULT                                          82

         B.       REMEDIES                                                   83

XV.      TERMINATION                                                         85

         A.       TERMINATION BY MAC                                         85

         B.       TERMINATION BY AIRLINE                                     85

         C.       TERMINATION BY GOVERNMENT TAKING                           86

XVI.     GENERAL PROVISIONS                                                  87

         A.       INTERPRETATION                                             87

         B.       COMPLIANCE WITH LAW                                        87

         C.       CIVIL/HUMAN RIGHTS LAWS                                    90

         D.       ECONOMIC NONDISCRIMNATION                                  91

         E.       GRANTING OF MORE FAVORABLE TERMS                           91

         F.       CONSENTS, APPROVALS, AND NOTICES                           92

         G.       WAIVER                                                     92

         H.       APPLICABLE LAW AND FORUM SELECTION                         93

         I.       SUCCESSORS                                                 93

         J.       INSPECTION                                                 93

         K.       QUIET ENJOYMENT                                            94

         L.       NON-LIABILITY OF AGENTS AND EMPLOYEES                      94

         M.       NO PARTNERSHIP OR AGENCY                                   94

         N.       SECURITY                                                   94

         O.       SUBORDINATION TO AGREEMENTS WITH THE U.S. GOVERNMENT       96


                                     -iv-

         P.       NO EXCLUSIVE RIGHT                                         96

         Q.       CONCERNING DEPRECIATION AND INVESTMENT CREDIT              96

         R.       ATTORNEY'S FEES                                            97

         S.       SAVINGS                                                    97

         T.       MASTER TRUST INDENTURE                                     97

         U.       TERMINATION OF PRIOR AGREEMENTS                            98

                                   EXHIBITS


A    -   Airport Layout Plan

B    -   Airfield

C    -   Terminal Building

D    -   Terminal Apron/Terminal Ramp

E    -   Gold Concourse

F    -   Landside Area

G    -   Other Areas

H    -   International Regularly Schedule Airline Service Criteria

I    -   2010 Plan

J    -   Premises

K    -   Guidelines for Administering Validated Airport Parking

L    -   Regional Aircraft Parking Plan

M    -   Indirect Cost Center Allocations

N    -   Illustration of Calculation of Rents, Fees, and Charges

O    -   Initial Rentable Square Footage

P    -   Maintenance Responsibility Matrix

Q    -   Regional Terminal Square Footage

R    -   FIS Bag Belt Enclosure

S    -   Terminal Building Self-Liquidating Projects

T    -   Month to Month Premises

               AIRLINE OPERATING AGREEMENT AND TERMINAL BUILDING LEASE

                      MINNEAPOLIS-ST. PAUL INTERNATIONAL AIRPORT

         THIS AGREEMENT (hereinafter referred to as "Agreement" or "Airline Operating Agreement and Terminal Building Lease"), effective as of January 1, 1999, by and between the Metropolitan Airports Commission, a public corporation under the laws of the State of Minnesota (hereinafter referred to as "MAC" or "Commission"), and AIRLINE NAME a corporation organized and existing under the laws of the State of STATE OF INCORPORATION and authorized to do business in the State of Minnesota (hereinafter referred to as "AIRLINE").

         WHEREAS, MAC owns and operates the Airport (as hereinafter defined) and has the power to grant rights and privileges thereto; and

         WHEREAS, AIRLINE operates an Air Transportation Business (as hereinafter defined) and desires to use or lease from MAC certain premises and facilities and to acquire from MAC certain rights and privileges in connection with its use of the Airport;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, MAC and AIRLINE agree as follows:

I.       DEFINITIONS

         A.       DEFINITIONS

                  1. "Affiliated Airline" means an Airline other than AIRLINE that (a) operates aircraft of 72 passenger seats or less at the Airport and is party to a code share agreement with AIRLINE applicable to such Airline's flights to and from the Airport, (b) has signed an Airline Operating Agreement and Terminal Building Lease similar to the form of this Agreement, and (c) has been designated in writing by AIRLINE as an "affiliate" of AIRLINE.


                  2. "Air Operations Area" and "AOA" shall be interchangeable terms and both terms shall mean any area of the Airport used or intended to be used for landing, taking off, or surface maneuvering of aircraft, including the tug drive and all other areas shown on Exhibit A or as amended by the Executive Director, within that portion of the Airport which is enclosed by fencing, walls, or other barriers and to which access is controlled through designated entry points, but excluding all exclusive leasehold areas.


                  3. "Air Transportation Business" means the carriage by aircraft of persons or property as a common carrier for compensation or hire, or the carriage of mail by aircraft in commerce, and activities directly related thereto.


                  4. "AIRLINE" means the entity that has executed this Agreement.

                  5. "Airline" means an entity (including AIRLINE) that operates an Air Transportation Business at the Airport.


                  6. "Airport" means Minneapolis-St. Paul International Airport located in Hennepin County, Minnesota, including but not limited to those contiguous and non-contiguous areas shown on Exhibit A attached hereto and incorporated herein, together with any additions thereto, or improvements or enlargements thereof, hereafter made, whether contiguous or not.


                  7. "Airport Cost Centers" means areas of the Airport and the Airport System to be used in accounting for airport revenues and expenses and for calculating and adjusting certain rents, fees, and charges described herein, as shown in Exhibits B, C, D, E, F and G as such areas now exist or may hereafter be modified or extended, and as more particularly described below. Such Exhibits B, C, D, E, F and G shall be updated periodically to reflect changes to Airport Cost Centers.


                           a. "Airfield" means the runways, taxiways, approach and clear zones, safety areas, infield areas, landing and navigational aids, and other facilities and land areas which are not leased to any entity and are required by or related to aircraft operations (landings, takeoffs, and taxiing) at the Airport and other facilities as generally shown on Exhibit B including, but not limited to, the control tower, roads, tunnels, and collection and processing facilities for deicing agents and shall include on-Airport noise costs and Off-Airport Aircraft Noise Costs, but excluding any areas under lease at any time.


                           b. "Terminal Building" means the passenger terminal buildings known as the Lindbergh Terminal, the Regional Terminal, the Southwest Addition, Red Concourse, Blue Concourse, and Green Concourse as shown on Exhibit C, including the Temporary Regional Terminal and related facilities at the Airport including, but not limited to, underground parking beneath the Lindbergh Terminal, a portion of the auto rental/parking/terminal people mover, the Ground Transportation Center (the "GTC"), skyways, and the Energy Management Center, together with additions and/or changes thereto (but excluding the Gold Concourse, but including the IAF).

                           c. "Terminal Apron" and "Terminal Ramp" shall be interchangeable terms and both terms shall mean the aircraft parking apron serving both the Terminal Complex and the commuter airlines, which latter area is known as the Regional Ramp, as shown on Exhibit D, together with any additions and/or changes thereto.

                           d. "Gold Concourse" means the original Loading Pier A which consists of gates 1-9, the Loading Pier A Extension which consists of the balance of the gates (gates 10 through the end of the concourse), and the Gold World Club, all as more specifically depicted on Exhibit E.

                           e. "Humphrey Terminal" means the Hubert H. Humphrey Terminal building located on 34th Avenue South at the Airport or any replacement facility.

                           f. "International Arrivals Facility" or "IAF" shall be interchangeable terms and both terms shall mean the space in the Terminal Complex utilized for the arrival and departure of international flights, all as more specifically depicted on Exhibit C.

                           g. "Reliever Airports" means the general aviation airports owned and operated by Commission, including but not limited to St. Paul Downtown Airport, Flying Cloud Airport, Crystal Airport, Anoka County-Blaine Airport, Lake Elmo Airport, and Airlake Airport.

                           h. "Landside Area" means the upper and lower level terminal roadways, the inbound and outbound terminal roads, the commercial lane, rental car service and storage areas, a portion of the auto rental/parking/terminal people mover, rental car ready/return areas, skyways, and the automobile parking areas (except the underground parking beneath the Lindbergh Terminal) at the Airport as shown on Exhibit F.

                           i. "Equipment Buildings" means the building and ground areas at the Airport provided for the storage of equipment owned and/or rented/leased by MAC including, but not limited to, shops, storage facilities, and vehicle parking areas.

                           j. "ARFF" means the building and ground areas at the Airport provided for aircraft rescue and fire fighting functions.

                           k. "Police" means the building and ground areas at the Airport provided for police functions.

                           l. "Administration" means the building and ground areas at the Airport provided for MAC administration activities including, but not limited to, the general office building and the Terminal Building.

                           m. "Other Areas" means all other direct cost building and ground areas at the Airport provided for general aviation, cargo, aircraft maintenance, and other aviation- and nonaviation-related activities as shown on Exhibit G.

                  8. "Airport Bonds" means general airport revenue bonds, general obligation bonds, commercial paper, and other forms of indebtedness incurred or assumed by the Commission in connection with the ownership or operation of the Airport System and payable from MAC revenues.

                  9. "Airport Grants" means those moneys contributed to the Commission by the United States or any agency thereof, or by the State of Minnesota, or any political subdivision or agency thereof, to pay for all or a portion of the cost of a Capital Project.

                  10. "Airport System" means the Airport and the Reliever Airports.

                  11. "Capital Cost" (or a phrase of similar import) means the sum of (a) project costs, which includes any expenditures to acquire, construct, or equip a Capital Project, together with related costs such as planning fees, architectural and engineering fees, program management fees, construction management fees, fees for environmental studies, testing fees, inspection fees, impact fees, other direct and allocable fees, and interest during construction, and
                           (b) financing costs, if any, such as capitalized interest, costs of issuance, and funding of mandatory reserves with bond proceeds. In the case of estimates, Capital Costs also include an allowance for contingencies.

                  12. "Capital Project" means (a) the acquisition of land or easements; (b) the purchase of machinery, equipment, or rolling stock; (c) the planning, engineering, design, and construction of new facilities; (d) the remediation of environmental contamination, including noise mitigation, or expenditures to prevent or protect against such contamination; or (e) the performance of any extraordinary, non-recurring major maintenance of existing facilities that may be acquired, purchased, or constructed by Commission to improve, maintain, or develop the Airport; provided, however, that any single item of the foregoing has a Capital Cost of $100,000 or more and a useful life in excess of three years.

                  13. "Capital Outlay" means any item that fails to meet the cost threshold and useful life criterion necessary to qualify as a Capital Project.

                  14. "Commission" and "MAC" shall be interchangeable terms and both terms shall mean the Metropolitan Airports Commission, a public corporation organized and operating pursuant to Chapter 500, Laws of Minnesota 1943 and amendments thereto.

                  15. "Common Use Formula" means a formula that prorates the cost of a service or space, excluding the Regional Ramp, among those Airlines actually using the service or space as follows: 20 percent of the cost equally among each such Airline and 80 percent of the cost on the basis of that proportion which the number of each such Airline's Enplaned Passengers at the Airport bears to the total number of Enplaned Passengers of all such Airlines at the Airport; provided, however, that Airlines that only operated aircraft with 40 seats or less during the relevant period will be excluded from the proration of the 20 percent of costs, but included in the proration of 80% of costs.

                  16. "Current Cost Estimate" means as of the date of the estimate, the total project costs in then current dollars, for one or more or all of the 2010 Plan Airfield Programs, as the context shall determine, as estimated by MAC. The Current Cost Estimate shall reflect actual costs for completed projects, bid amounts when available, and change orders accepted by MAC (including contingencies).

                  17. "Coverage Account" means the Coverage Account established and maintained pursuant to the terms of the Trust Indenture.

                  18. "Date of Beneficial Occupancy" or "DBO" means the earlier of (a) the date on which the Commission certifies that Premises or Capital Project are available for beneficial use or (b) the date on which beneficial use is first made of Premises or Capital Project; provided, however, that with respect to land and other non-depreciable assets, the date on which beneficial occupancy occurs is the date of closing.

                  19. "Deplaned Passenger" means all terminating passengers and online or interline transfer passengers deplaned at the Airport, but excluding Through Passengers and Non-Revenue Passengers.

                  20. "Executive Director" means Commission's Executive Director or such other person designated by the Executive Director to exercise functions with respect to the rights and obligations of Commission under this Agreement.

                  21. "Enplaned Passengers" means all Originating Passengers and connecting passengers boarded at the Airport, including passengers traveling on frequent flyer coupons, but excluding Through Passengers and Non-Revenue Passengers.

                  22. "Environmentally Regulated Substances" means any elements, compounds, pollutants, contaminants, or toxic or Hazardous Substances, material or wastes, or any mixture thereof, regulated pursuant to any Environmental Law, including but not limited to products that might otherwise be considered of commercial value, such as asbestos, polychlorinated biphenyls, petroleum products and byproducts, glycol and other materials used in de-icing operations.

                  23. "Environmental Law (or Laws)" means any case law, statute, rule, regulation, law, ordinance or code, whether local, state or federal, that regulates, creates standards for or imposes liability or standards of conduct concerning any element, compound, pollutant, contaminant, or toxic or Hazardous Substance, material or waste, or any mixture thereof, including but not limited to products that might otherwise be considered of commercial value, such as asbestos, polychlorinated biphenyls and petroleum products and byproducts. Such laws shall include, but not be limited to, the National Environmental Policy Act ("NEPA") 42 U.S.C.

                           Section 4321 et seq., the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C.
                           Section 6901 et seq., the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. Section 1251 et seq. the Federal Clean Air Act ("FCAA"), 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act ("TSCA"), 15 U.S.C. Section 2601 et seq., the Federal Insecticide, Fungicide and Rodenticide Act ("FIFRA"), 7 U.S.C. Section 136 et seq., and any amendments thereto, as are now or at any time hereafter may be in effect, as well as their state and local counterparts, including but not limited to the Minnesota Environmental Response and Liability Act ("MERLA"), Minn. Stat. Section 115B, the Minnesota Petroleum Tank Release Clean Up Act ("MPTRCA"), Minn. Stat. Section 115C, and the Minnesota Environmental Rights Act ("MERA"), Minn. Stat. Section 116B.

                  24. "FAA" means the Federal Aviation Administration of the U.S. Government or any federal agencies succeeding to its jurisdiction.

                  25. "Fiscal Year" refers to Commission's fiscal year and means the twelve-month period commencing on January 1 and ending December 31.

                  26. "Facilities Construction Credit" and "Facilities Construction Credits" shall mean the amounts resulting from an arrangement embodied in a written agreement of the MAC and an Airline pursuant to which the MAC permits such Airline to make a payment or payments to the MAC which is reduced by the amount owed by the MAC to such Airline as a result of such Airline upfronting and paying for the cost of construction of MAC improvements under such agreement, resulting in a net payment to the MAC by such Airline. The "Facilities Construction Credit" shall be deemed to be the amount owed by the MAC under such agreement which is "netted" against the payment of such Airline to the MAC.

                  27. "Ground Handling" means providing airside services to an aircraft, including, but not limited to, wing walkers, marshalling, lavatory services, aircraft cleaning and maintenance, luggage transfer and providing catering supplies, but not including fueling or any services provided directly to passengers in the Terminal Complex other than baggage handling.

                  28. "Hazardous Substances" shall be interpreted in the broadest sense to include any and all substances, materials, wastes, pollutants, oils or governmental regulated substances or contaminants as defined or designated as hazardous, toxic, radioactive, dangerous, or any other similar term in or under any of the Environmental Laws, including but not limited to asbestos and asbestos containing materials, petroleum products including crude oil or any fraction thereof, gasoline, aviation fuel, jet fuel, diesel fuel, lubricating oils and solvents, urea formaldehyde, flammable explosives, PCBs, radioactive materials or waste, or any other substance that, because of its quantity, concentration, physical, chemical, or infectious characteristics may cause or threaten a present or potential hazard to human health or the environment when improperly generated, used, stored, handled, treated, discharged, distributed, disposed, or released. Hazardous Substances shall also mean any hazardous materials, hazardous wastes, toxic substances, or regulated substances under any Environmental Laws.

                  29. "International Regularly Scheduled Airline Service" means a status of international service as determined by MAC according to Exhibit H.

                  30. "Maximum Certificated Gross Landing Weight" means the maximum gross landing weight in thousand-pound units based on the current FAA Type Certificate Data Sheet applicable to the particular type, design, and model of aircraft.

                  31. "Majority-In-Interest" ("MII") means the Signatory Airlines who (a) represent no less than 50 percent in number of the Signatory Airlines operating at the time of the voting action and (b) paid no less than 40 percent of landing fees incurred by Signatory Airlines during the preceding Fiscal Year. No Airline shall be deemed a Signatory Airline for the purpose of determining a Majority-In-Interest so long as the Commission has given written notice of an event of default to such Airline and the event of default is continuing at the time of the voting action.

                  32. "Non-Revenue Passengers" means passengers from whom the AIRLINE receives no remuneration or only token remuneration, including employees of an airline and others, but excluding passengers traveling on frequent flyer coupons.

                  33. "Off-Airport Aircraft Noise Costs" means the capital and operating costs (including legal and administrative costs), net of any amounts for off-airport aircraft noise costs received from nonsignatory airlines and/or federal and state grants, connected to the acquiring of land or interests in land within the 2005 DNL 60 contours of the Airport, soundproofing of existing public and private schools and day care facilities, public hospitals, nursing homes, private single- and multi-family residences, and other categories of land use, and implementing other programs to prevent, reduce or mitigate non-compatible land uses within the 2005 DNL 60 contours of the Airport resulting from aircraft noise emissions from turbojet aircraft. Such costs shall also include but not be limited to liabilities or responsibilities imposed upon MAC for noise in connection with the operation or use of the Airport, or from flights to or from the Airport, or from aircraft thereon, or from takings or any other causes of action related to aircraft noise or for settlement of claims based on such causes of action.

                  34. "Operation and Maintenance Expenses" (or a phrase of similar import) means, for any Fiscal Year, the costs incurred by the Commission to operate, maintain, and administer the Airport System, including but not limited to items a through j listed below, but excluding operation and maintenance reserves and an optional Coverage Account associated with the planned bond issues after January 1, 1999 in connection with the financing of the 2010 Plan as shown on Exhibit I.

                           a. Personnel costs, including salaries and wages of Commission employees and temporary workers (including overtime pay), together with payments or costs incurred for associated payroll expenses such as life, health, accident, and unemployment insurance premiums; contributions to pension funds, retirement funds, union funds, and unemployment compensation funds; vacation and holiday pay; post-retirement benefits; and other fringe benefits;

                           b. Costs of materials, supplies, machinery and equipment, and other similar expenses, which are not capitalized under generally accepted accounting principles as evidenced by a written opinion of MAC's independent auditors;

                           c.       Costs of maintenance, landscaping,
                                    decorating, repairs, renewals, and
                                    alterations, which are not reimbursed by insurance and which are not capitalized under generally accepted accounting principles as evidenced by a written opinion of MAC's independent auditors;

                           d. Costs of water, electricity, natural gas, fuel oil, telephone service, and all other utilities and services whether furnished by the Commission or furnished by independent contractors and purchased by the Commission;

                           e. Cost of operating services, including services for stormwater, airport shuttle bus, service agreements, and other cost of operating services;

                           f. Costs of premiums for insurance covering the Airport System and its operations maintained by MAC pursuant to this Agreement;

                           g. Costs incurred in collecting and attempting to collect any sums for the Commission in connection with the operation of the Airport System and the write-off of bad debts;

                           h. Except to the extent capitalized the compensation paid or credited to persons or firms engaged by the Commission to render advice and perform architectural, engineering, program management, construction management, financial, legal, accounting, testing, or other professional services in connection with the operation of the Airport System;

                           i. Except to the extent capitalized, the fees of trustees and paying agents, and all other fees and expenses incurred in order to comply with the provisions of a master or supplemental trust indenture; and

                           j. All other expenses, which arise out of the operation of the Airport System and which are properly regarded as operating expenses under generally accepted accounting principles, provided, however, that Operation and Maintenance Expenses shall not include any allowance for depreciation, payments in lieu of taxes, the costs of improvements, extensions, enlargements or betterments, or any charges for the accumulation of reserves for capital replacements.

                  35. "Original Cost Estimate" means for one or more or all of the 2010 Plan Airfield Programs, as the context shall determine, that were approved by a Majority-In-Interest of the Signatory Airlines, the amount of estimated project costs as specified in
                           Exhibit I. The Original Cost Estimate includes contingencies, but excludes financing costs, interest on bonds or on any interim financing obtained by MAC to finance the 2010 Plan, and other deposits and reserves.

                  36. "Originating Passengers" means Airline passengers for whom the Airport is the point of origin in their air travel itinerary.

                  37. "Passenger Facility Charges" or "PFCs" means those charges on AIRLINE's passengers using the Airport authorized under Section 111 3(e) of the Federal Aviation Act of 1958, as amended by Section 9110 of the Omnibus Budget Reconciliation Act of 1990 (Pub.
                           L. 101-508, 49 U.S.C. App. Section 1513), or any
                           successor program authorized by federal law, and the rules and regulations promulgated thereunder (14 C.F.R. Part 158, hereafter the "PFC Regulations").

                  38. "Premises" means the areas at the Airport leased by AIRLINE pursuant to this Agreement, as set forth in Exhibit J.

                  39. "Rentable Space" means the space in the Terminal Building available for lease to Airlines, concessionaires, and other rent-paying tenants and for public automobile parking. Rentable Airline space is separated into the following categories:

                           a. "Exclusive Use Space" means space leased by an Airline for its exclusive use and occupancy.

                           b. "Preferential Use Space" means space leased by an Airline on a preferential basis.

                           c. "Common Use Space" means space used by an Airline in common with all other Airlines using the space.

                  40. "Rules and Regulations and Ordinances" means rules, regulations, and ordinances adopted by the Commission pursuant to Minn. Stat. 473.608 et seq. and rules pursuant to such rules, regulations, and ordinances.

                  41. "Security Area" means the Security Identification Display Area, the Air Operations Area, and any other area defined by the FAA or MAC as an area of restricted access requiring display of appropriate MAC-issued or MAC-approved security identification for unescorted access rights.

                  42. "Security Identification Display Area" or "SIDA" (or a phrase of similar import) means that area defined as such in the Master Security Program adopted by MAC, approved by the FAA, and amended from time to time.

                  43. "Signatory Airlines" means Airlines that have executed agreements with the Commission substantially the same as this Agreement.

                  44. "Stage 2 Operation" means a landing-and-takeoff cycle conducted using a Stage 2 aircraft. A Stage 2 aircraft is determined in accordance with Section 36.1(f), Title 14, Code of Federal Regulations, and Federal Aviation Administration Advisory Circular 36-3G, ESTIMATED AIRPLANE NOISE LEVELS IN A-WEIGHTED DECIBELS, or successor documents.

                  45. "Stage 3 Operation" means a landing-and-takeoff cycle conducted using a Stage 3 aircraft. A Stage 3 aircraft is determined in accordance with Section 36.1(f), Title 14, Code of Federal Regulations, and Federal Aviation Administration Advisory Circular 36-3G, ESTIMATED AIRPLANE NOISE LEVELS IN A-WEIGHTED DECIBELS, or successor documents.

                  46. "Terminal Complex" means the passenger terminal facilities consisting of the Terminal Building, the Gold Concourse, and the International Arrivals Facility.

                  47. "Through Passengers" means Airline passengers for whom the Airport is an intermediate stop in their itinerary between their point of origin and their point of destination, which intermediate stop does not involve a change of plane.

                  48. "Total Landed Weight" means the sum of the Maximum Certificated Gross Landing Weight for all aircraft arrivals over a stated period of time. Said sum shall be rounded to the nearest thousand pounds for all landing fees.

                  49. "Trust Indenture" means the Master Trust Indenture between the Commission and Norwest Bank, Minnesota, N.A., as Trustee, dated as of June 1, 1998 (for purposes of this Agreement, without giving effect to any amendments thereto).

                  50. "2010 Plan" means the construction, acquisitions, and improvements to the Airport System, as described in
                           Exhibit I, as such may be revised from time to time.

                  51. "2010 Plan Airfield Programs" means the programs in the 2010 Plan that are subject to and have been approved by a Majority-In-Interest of the Signatory Airlines, as described in Exhibit I.

                  52. "VIP Club" means an area or areas designated by the Commission which AIRLINE has made available primarily for seating of a select group of members and their guests, as well as members (and their guests) of VIP Clubs of other Airlines under reciprocal agreements with such other Airlines, for which there is a daily or annual membership fee paid by the users in an amount consistent with industry standards.

         B.       HEADINGS AND CROSS REFERENCES

                  References in the text of this Agreement to articles, sections, or exhibits of this Agreement, unless otherwise specified, are for convenience in reference and are not intended to define or limit the scope of any provisions of this Agreement.

II.      TERM

         The term of this Agreement shall begin as of the effective date of this Agreement and end December 31, 2010, except as expressly provided herein (hereinafter referred to as the "Term"), and the rents, fees, and charges established in this Agreement shall apply to said Term.

III.     USE OF THE AIRPORT

         A.       AIRLINE RIGHTS

                  AIRLINE shall have the following rights to use the Airfield and the Premises for the conduct of AIRLINE's Air Transportation Business at the Airport. These rights are subject to the terms of this Agreement and to MAC Rules and Regulations and Ordinances.
                  These rights are as follows:

                  1. To land upon, takeoff from, and fly over the Airport using aircraft operated by AIRLINE in areas designated for such purposes by MAC; provided, however, that effective January 1, 2000, AIRLINE agrees not to conduct any Stage 2 Operation at the Airport.

                  2. To taxi, tow, and park aircraft operated by AIRLINE in areas designated for such purposes by MAC. Subject to reasonable Rules and Regulations and Ordinances, AIRLINE may operate regional jets on the Terminal Apron, but pursuant to Commission policy AIRLINE may not operate turbo prop aircraft on any portion of the Terminal Apron other than the Regional Ramp.

                  3. To provide the following services for itself and any Affiliated Airlines and, either directly or through an Airline consortium or an approved handling agreement, for other Airlines, either by itself or in conjunction with other Signatory Airlines:

                           a. Passenger handling services, including enplaning and deplaning passengers, handling reservations, ticketing, billing, manifesting, baggage check-in, interline and lost baggage services, and other services necessary to process passengers and baggage for air travel.

                           b.       Ground Handling.

                           c. Aircraft and equipment services, including services to repair, maintain, test, park, and store aircraft and ground support equipment.

                           d. Operational services, including de-icing aircraft and ramp services, dispatching and communication services, and meteorological and navigational services.

                           e.       Porter services.

                           f. Security screening services; provided that the level and quality of such services shall meet or exceed the level and quality of such services at comparable airports.

                           g.       Mail, freight, and express package services.

                  4. To train personnel in the employ, or working under the direction, of AIRLINE or of any other Airline; but only to the extent that such training is incidental to the conduct of AIRLINE's Air Transportation Business at the Airport.

                  5. To sell, lease, transfer, dispose, or exchange AIRLINE's aircraft, aircraft engines, aircraft accessories, other equipment, and supplies to any other party, but only to the extent that such activities are incidental to the conduct of AIRLINE's Air Transportation Business at the Airport.

                  6. To acquire by purchase or otherwise any goods or services required by AIRLINE in the conduct of its Air Transportation Business at the Airport from any supplier, contractor, or Signatory Airline subject to the conditions of this Agreement.

                  7. To install and maintain in AIRLINE's Exclusive and Preferential Use Premises at AIRLINE's sole cost and expense, signs, posters, displays, banners, pamphlets, and other materials that identify and promote AIRLINE's Air Transportation Business or that identify and promote AIRLINE's Air Transportation Business and one or more of AIRLINE's partners in a joint marketing program. Such signs shall be constructed, installed and maintained consistent with professional, first class standards. AIRLINE shall not place such signs, posters, displays, banners, pamphlets and other materials outside of AIRLINE's Exclusive and Preferential Use Premises without MAC's prior written consent. Any signs in violation of this Section may be removed by MAC.

                  8. To install, maintain and operate at no cost to MAC, alone or in conjunction with any other Signatory Airline, radio communication, computer, meteorological and aerial navigation equipment and facilities on AIRLINE's Premises; provided, however, that any such future installations shall be subject to the prior written approval of MAC (not to be unreasonably withheld).

                  9. To maintain and operate directly or through a subcontractor a kitchen or other plant without cost to MAC within areas leased to it at the Airport outside of the Terminal Complex for the purpose of preparing and dispensing in-flight food and beverages (for consumption by passengers and crews on board aircraft of AIRLINE or any Affiliated Airline), including alcoholic beverages subject to procuring licenses and insurance therefor.

                           a. To maintain combination lunch and locker rooms in AIRLINE's Exclusive Use Premises for use by AIRLINE's employees.

                  10. To install, maintain, and operate customer relations, security and holdroom facilities and equipment, administrative offices, crew facilities, ready rooms, operations offices, training facilities, and related facilities, and to install personal property, including furniture, furnishings, supplies, machinery and equipment, in AIRLINE's Exclusive Use Premises.

                  11. To have ingress to and egress from the Airport and AIRLINE's Premises for AIRLINE's officers, employees, agents, contractors, passengers, and invitees, including furnishers of goods and services.

                  12. To use, for the benefit of AIRLINE's employees who perform substantially all of their work at the Airport, vehicular parking areas not leased by AIRLINE designated by MAC, subject to the right of MAC to relocate the same from time to time and to levy reasonable charges for the use thereof.

                  13. To obtain Garage Parking Cards pursuant to MAC's Guidelines for Administering Validated Airport Parking, which are incorporated herein as Exhibit K.

                  14. To install soft drink vending machines and snack vending machines in that section of AIRLINE's Premises which are not intended to be open to the general public for the sole use of AIRLINE's officers, employees and agents. Vending machines shall not be within the view of the general public and locations of all vending machines installed after the date of this Agreement are subject to the prior written approval of MAC.

                  15. To operate a VIP Club or Clubs in areas authorized by this Agreement subject to the following restrictions:
                           (a) AIRLINE may provide food, beverage, newspapers and magazines to Club users provided that it is without charge; provided that alcoholic beverages may be sold if provided by MAC or MAC's concessionaires or, subject to any restrictions contained in the existing agreement between MAC and Host International, Inc. (which rights will not be extended past December 31, 2003 or granted to another party) if a concessions fee is paid to MAC in an amount equal to twelve percent (12%) of gross sales;
                           (b) AIRLINE may provide Club users access to telephones, facsimile machines, copy machines and including computer access and access to the internet via data ports; (c) AIRLINE may rent conference rooms, which are no larger than 300 square feet each and a maximum of 1,000 square feet per Club, to VIP Club users only. AIRLINE may not install cash machines or vending machines, sell merchandise or conduct any other retail business within a VIP Club. No other services may be provided unless prior written approval is obtained from the Executive Director.

                  16. To install telephones, facsimile machines, and other telecommunications devices and conduit in AIRLINE's Premises that are not accessible to the public.

                  17. To install one or more of the following: flight information display systems ("FIDS"), baggage information display systems ("BIDS"), or ramp information display systems ("RIDS") in the Premises and other areas approved by the Executive Director at no cost to MAC, provided, however, that MAC may, in connection with its installation of a multiple user flight information display system ("MUFIDS") in the Terminal Complex, purchase the FIDS system currently being developed by Northwest Airlines at a mutually agreed upon price. Northwest agrees that:
                           (a) this system will interface with other Airlines serving the Airport, (b) this system will utilize a technical approach which provides flight data across a local area network ("LAN") that meets MAC and Northwest requirements, (c) architectural details of the installation of this system must be approved by MAC, and (d) MAC may participate in the supplier selection process for this system.

                  18. To install self-service ticketing devices ("SSDs") in areas approved by the Executive Director and added to the Premises.

                  19. To maintain and operate without cost to MAC a reasonable amount of air conditioning equipment, including without limiting the generality thereof the operation of air conditioning truck equipment for the air conditioning of aircraft, either alone or in conjunction with other Signatory Airlines.

         B.       EXCLUSIONS, RESERVATIONS, AND CONDITIONS

                  Except as authorized by this Agreement, AIRLINE may conduct no business on the Airport without the prior written consent of MAC.

                  1. Wherever under this Article III, AIRLINE or AIRLINE in conjunction with other Airlines carries on permitted operations through the agency of third persons or corporations not employees or subsidiaries of AIRLINE or of such other Airlines such third persons or corporations shall first be approved by the Executive Director in writing, which approval will not be unreasonably withheld.

                  2. MAC reserves the right to contract for the sale to the public of food, beverages (including alcoholic beverages), tobacco, merchandise, personal services, and business services within the Terminal Complex, and to charge for the privilege so to do.

                  3. MAC reserves the right to assess the following fees and charges to suppliers of goods and services:

                           a.       MAC may charge suppliers, including
                                    Airlines, of in-flight food and beverages and vending that are supplied to any third party other than an Affiliated Airline but not to any such third party to whom such food and beverage was supplied without charge by MAC as of April, 1998.

                           b. MAC shall have the right to charge suppliers to AIRLINE of goods and services, fees and rentals for exclusive use of MAC property or improvements thereon or, as to suppliers not under contract with

                                    AIRLINE, when their use is such as to
                                    constitute the performance of a commercial business at the Airport.

                           c. MAC shall have the right to charge ground transportation companies, including AIRLINE, or ground transportation companies under agreement with AIRLINE, if regularly engaged in ground transportation business, for ground transportation of passengers or others to or from the Airport.

                  4. AIRLINE shall take all reasonable steps within its control so as not to interfere with the effectiveness or accessibility of the drainage and sewage system, electrical system, air conditioning system, fire protection system, sprinkler system, alarm system, fire hydrants and hoses, if any, installed or located on or within the Premises or the Airport.

                  5. AIRLINE shall not do or permit to be done any act upon the Airport that will invalidate or conflict with any fire or other casualty insurance policies of MAC covering the Airport or any part thereof.

                  6. AIRLINE shall not dispose of or permit any other person to dispose of any waste material taken from or products used (whether liquid or solid) with respect to its aircraft into the sanitary or storm sewers at the Airport unless such waste material or products first be properly treated by equipment installed for that purpose or otherwise disposed of pursuant to law. All such disposal shall comply with regulations of the United States Department of Agriculture and shall be in compliance with this Agreement.

                  7. AIRLINE shall not keep or store, during any 24-hour period, flammable liquids within the enclosed portion of the Premises in excess of AIRLINE's working requirements during said 24-hour period, except in storage facilities and containers especially constructed for such purposes in accordance with standards established by the National Board of Fire Underwriters and approved by a governmental agency with authority to inspect such facilities for safety compliance. Any such liquids having a flash point of less than 100DEG.F shall be kept and stored in safety containers of a type approved by the Underwriters Laboratories.

                  8. AIRLINE shall promptly remove and dispose of any disabled aircraft that obstruct any part of the Airport, including any parts thereof, subject, however, to any requirements or direction by the National Transportation Safety Board, the FAA, or the Executive Director that such removal or disposal be delayed pending an investigation of an accident. AIRLINE consents that the Executive Director may take any and all necessary actions to effect the prompt removal or disposal of any disabled aircraft that obstructs any part of the Airport; that any costs incurred by or on behalf of the Airport for any such removal or disposal of any aircraft shall be paid by AIRLINE to MAC; that any claim for compensation against MAC, and any of its officers, agents, or employees, for any and all loss or damage sustained to any such disabled aircraft, or any part thereof, by reason of any such removal or disposal is waived; and that AIRLINE shall indemnify, hold harmless, and defend MAC, and all of its officers, agents, and employees against any and all liability for injury to or the death of any person, or for any injury to any property arising out of such removal or disposal of said aircraft.

                  9. Unless otherwise authorized by this Agreement, AIRLINE shall not maintain or operate on the Airport a cafeteria, restaurant, bar, or cocktail lounge, stand, or any other facility for the purpose of providing (and AIRLINE shall not otherwise provide) food, beverages, tobacco, or merchandise for sale to the public.

                  10. MAC has provided for underground aircraft fueling facilities under agreements with Airlines and other users which agreements control as to installation, maintenance, and operation of the fueling facilities on the Terminal Apron and the Airport.

                  11. MAC may prohibit the use of the Airfield or Terminal Apron by any aircraft operated or controlled by AIRLINE which exceeds the design strength of the paving of the Airfield or Terminal Apron facilities, so long as such prohibition also extends to similar aircraft operated by other Airlines.

                  12. Except as otherwise authorized by this Agreement, AIRLINE shall not install, maintain or operate in the Terminal Complex, or permit the installation, maintenance, or operation in the Terminal Complex, of any vending machine or device designed to dispense or sell food, beverages, tobacco, or merchandise of any kind.

                  13. Access to or egress from the Airport and the AIRLINE's Premises shall not be used, enjoyed, or extended to any person engaging in any activity or performing any act or furnishing any service for or on behalf of AIRLINE that is not authorized under the provisions of this Agreement unless expressly authorized by MAC.

                  14. Subject to AIRLINE's consent, MAC retains the right to install all public telephones, facsimile machines, and other telecommunications devices and conduit in the Premises leased to AIRLINE, and to collect the proceeds therefrom.

                  15. MAC may designate points at which all-cargo flights may load and unload.

                  16. Except as otherwise authorized by this Agreement, AIRLINE shall not sell, take orders for, or deliver duty free merchandise and international travel merchandise on any outbound flight from the Airport under a program in which AIRLINE solicits or accepts order for purchase by passengers of duty free merchandise at any time prior to the departure of AIRLINE's aircraft on the outbound flight from the Airport.

                  17. AIRLINE shall not contract to provide Ground Handling services and shall not permit the use of its Premises through a Ground Handling agreement without the advance written approval of MAC.

         C.       USE OF THE INTERNATIONAL ARRIVALS FACILITY

                  MAC will control prioritization and utilization of the IAF and associated gates for international arrivals by Airlines providing International Regularly Scheduled Airline Service and may develop prioritization procedures not inconsistent with the terms of this Agreement. The provisions in this Section C. shall continue through December 31, 2015.

                  1. In order to use the International Arrivals Facility, AIRLINE must maintain its status as International Regularly Scheduled Airline Service. AIRLINE shall provide MAC a detailed written certification for each numbered element on Exhibit H, upon MAC's request. MAC retains the right to verify the status of AIRLINE and determine whether AIRLINE qualifies as International Regularly Scheduled Airline Service.

                  2. Gates 1 through 9 and associated passenger loading bridges, ramp access and lobby and baggage facilities on the Gold Concourse currently leased by Northwest Airlines, Inc. (hereinafter referred to as "Northwest" or "Northwest Airlines") shall be made available for access to the International Arrivals Facility based on the following priority of use:

                           a. International Regularly Scheduled Airline Service as defined in Exhibit H.

                           b. Northwest or a Northwest Affiliated Airline domestic arrivals and departures.

                           c.       Non-scheduled irregular or delayed
                                    international charter arrivals when the
                                    expected delay for the flight to use the Humphrey Terminal facility will exceed 90 minutes and the use of an IAF gate will not interfere with the scheduled use of that gate. Such interference shall be defined as the overlap of the non-scheduled use with the scheduled use such that the scheduled flight will have to be relocated to another concourse for its operation or will have to wait for a gate due to the unavailability of any gate. Use of an IAF gate by a non-scheduled flight is subject to Northwest's approval; such approval is not to be unreasonably withheld or delayed. Northwest shall designate an individual on site to give necessary approvals.

                  3. Northwest shall provide all Ground Handling at the IAF gates subject to air carrier self-handling rights contained in AIP grant assurances, at rates that do not exceed those specified in the Mutual Assistance Ground Service Agreement, and Northwest shall also provide reasonable access for air carriers to data and communications systems at gates 1-9. Northwest shall be responsible for the operation and maintenance of security checkpoints, provided that invoices for third party maintenance of security equipment shall be submitted directly to MAC for payment.

                  4. No Airline aircraft will remain on gates 1-9 over two hours if a narrow-body or three hours if a wide-body. Northwest will coordinate any moving of aircraft with MAC's operations department, FAA and appropriate federal inspections agencies. No Airline aircraft will remain on gates 1-9 beyond the times specified above if a gate is needed by another air carrier pursuant to the priority schedule set forth above.

                  5. AIRLINE, if it self-handles, or Northwest, if it provides Ground Handling to AIRLINE, on gates 1-9, shall handle and dispose of all international waste on AIRLINE's aircraft in accordance with the requirements of the United States Department of Agriculture.

                  6. Northwest shall be responsible for all maintenance, repair, and operation of MAC jet bridges provided by MAC as part of the IAF. Northwest shall make the MAC jet bridges available for use by all users of the IAF without additional charge.

IV.               PREMISES

         A.       LEASED PREMISES

                  For the Term of this Agreement, MAC, in consideration of the compensation, covenants, and agreements set forth herein to be kept and performed by AIRLINE, hereby leases to AIRLINE, upon the conditions set forth in this Agreement, the areas in the Terminal Complex as described and identified in Exhibit J and the initial assignment of aircraft parking positions as described and identified in Exhibit D. AIRLINE shall lease these areas on an Exclusive, Preferential, or Common Use basis as follows:


                  Ground Transportation Center Offices             Exclusive
                  Ticket counter and office                        Exclusive
                  Baggage make-up area and claim office            Exclusive
                  VIP Clubs                                        Exclusive
                  Operations areas                                 Exclusive
                  Enclosed storage areas                           Exclusive
                  Holdroom                                         Preferential
                  Aircraft parking positions on Terminal Apron     Preferential
                  Regional Ramp - MAC                              Common
                  Regional Ramp - Northwest Airlines               Preferential
                  Tug drive                                        Common
                  Inbound baggage area                             Common
                  Baggage claim area                               Common
                  IAF sterile circulation corridor                 Common
                  IAF Inspections Area                             Common
                  IAF baggage claim                                Common
                  IAF ticketing and baggage recheck                Common

                  In addition, MAC leases space to Northwest Airlines, Inc. in the Gold Concourse and the Temporary Regional Terminal as set forth herein.

                  MAC and AIRLINE may, from time to time, add, subject to availability, additional space to the various Premises of AIRLINE by jointly executing revised Exhibits J or D as appropriate. Space added to AIRLINE's Premises shall be subject to all of the terms, conditions, requirements, and limitations of this Agreement and AIRLINE shall pay to MAC all rents, fees, and charges applicable to such additional space in accordance with the provisions of this Agreement.

         B.       EXCLUSIVE/PREFERENTIAL LEASED AREAS

                  1. MAC will provide existing space to AIRLINE in "as is" condition. MAC will provide the following for any newly constructed space:

                           a. TERMINAL BUILDING - MAIN FLOOR (TICKETING COUNTER AND OFFICES BEHIND TICKETING AREAS).

                                            1)       Finished flooring, finished
                                                     acoustical tile ceiling,
                                                     entrance doors and walls
                                                     enclosing gross rental
                                                     area. The floor immediately
                                                     behind ticket counter shall
                                                     be surfaced with terrazzo
                                                     flooring or an equivalent
                                                     alternative upon which
                                                     AIRLINE may install
                                                     resilient matting.

                                            2)       Conditioned air for
                                                     comfortable occupancy
                                                     (meeting normal standards
                                                     for offices).

                                            3)       Standard lighting fixtures
                                                     installed complete for
                                                     illumination not less than
                                                     an average of 30 foot
                                                     candles measured 30 inches
                                                     from the floor, and
                                                     maintenance thereof
                                                     exclusive of relamping
                                                     and/or relocation.

                                            4)       Finished ticket counter
                                                     shell or sectional unit
                                                     (front, top, ends and
                                                     turrets) of plastic
                                                     laminate, designed to
                                                     receive AIRLINE inserts.

                                            5)       Uniform lighting fixture
                                                     and airline identification
                                                     signage suspended over
                                                     ticket counter; letters to
                                                     be supplied by AIRLINE and
                                                     subject to MAC approval;
                                                     maintenance of fixtures
                                                     including relamping.

                                            6)       Display framing system and
                                                     mounting panels on wall
                                                     directly behind the ticket
                                                     counter (maintenance by
                                                     AIRLINE). Material
                                                     displayed shall be subject
                                                     to the approval of MAC.

                                            7)       Electrical service (120V -
                                                     208 AC, 3 phase, 4 wire) to
                                                     panel within lease space;
                                                     electrical service (120V)
                                                     through duplex receptacles
                                                     spaced about 6 feet apart
                                                     along walls enclosing lease
                                                     space; single level 3-duct
                                                     floor system or conduit in
                                                     offices; conduit an/or
                                                     ducts from power panel and
                                                     telephone cabinets to the
                                                     floor duct system and
                                                     ticket counter base. All
                                                     other wiring, conduits,
                                                     ducts and outlets in this
                                                     space to be installed by
                                                     AIRLINE.

                                    b.       TERMINAL BUILDING - MEZZANINE
                                             FLOOR.

                                            1)       Finished flooring, finished
                                                     acoustical tile ceilings,
                                                     entrance doors and walls
                                                     enclosing gross rental
                                                     area.

                                            2)       Conditioned air for
                                                     comfortable occupancy
                                                     (meeting normal standards
                                                     for offices).

                                            3)       Standard lighting fixtures
                                                     installed complete for
                                                     illumination not less than
                                                     an average of 30 foot
                                                     candles measured 30 inches
                                                     above floor and maintenance
                                                     thereof exclusive of
                                                     relamping and/or
                                                     relocation.

                                            4)       Electrical service
                                                     (120V-AC) through duplex
                                                     receptacles about ten feet
                                                     apart along walls enclosing
                                                     gross rental area. All
                                                     other wiring, conduits and
                                                     fittings to be installed by
                                                     AIRLINE.

                                    c.      TERMINAL BUILDING - GROUND FLOOR
                                            (OPERATIONS AND BAGGAGE MAKE-UP
                                            AREAS).

                                            1)       Finished concrete floors,
                                                     exposed concrete structure
                                                     above, standard pedestrian
                                                     and manual overhead doors
                                                     in unpainted concrete block
                                                     walls enclosing gross
                                                     rental area.

                                            2)       Standard lighting fixtures
                                                     installed complete for
                                                     illumination not less than
                                                     an average of 30 foot
                                                     candles measured 30 inches
                                                     from the floor and
                                                     maintenance thereof
                                                     exclusive of relamping
                                                     and/or relocation.

                                            3)       Electrical service (120V -
                                                     208 AC, 3 phase, 4 wire) to
                                                     panel within or adjoining
                                                     leased space; 120V
                                                     electrical service through
                                                     duplex receptacles about 15
                                                     feet apart (48 inches above
                                                     floor) along walls
                                                     enclosing gross rental
                                                     area. All other wiring,
                                                     conduits and fittings to be
                                                     installed by AIRLINE.

                                            4)       Heating and ventilation
                                                     meeting requirements of the
                                                     Minnesota Occupational
                                                     Safety and Health
                                                     Administration ("OSHA") and
                                                     Uniform Building Code
                                                     ("UBC").

                                    d.      CONCOURSES - OPERATIONS AREA.

                                            1)       Finished concrete floors,
                                                     exposed structure above,
                                                     exterior walls, standard
                                                     pedestrian and manual
                                                     overhead doors, and
                                                     unpainted concrete block
                                                     enclosing leased area.

                                            2)       Standard lighting fixtures
                                                     installed complete for
                                                     illumination not less than
                                                     an average 30 foot candles
                                                     measured 30 inches from the
                                                     floor, lighting fixtures
                                                     and maintenance thereof
                                                     exclusive of relamping
                                                     and/or relocation.

                                            3)       Electrical service (120V -
                                                     208 AC, 3 phase, 4 wire) to
                                                     panel within or adjoining
                                                     enclosed leased space; 120V
                                                     electrical service through
                                                     duplex receptacles about 15
                                                     feet apart (48 inches above
                                                     floor) along walls
                                                     enclosing leased space. All
                                                     other wiring, conduit,
                                                     duct, fittings and outlets
                                                     in this space to be
                                                     installed by AIRLINE.

                                            4)       Cold and hot water and
                                                     sanitary sewer service to
                                                     designated point within
                                                     gross rental area, to which
                                                     AIRLINE may connect and
                                                     install fixtures at
                                                     AIRLINE's expense.

                                            5)       Standard fin-tube
                                                     radiation, unit heaters,
                                                     VAV boxes and steam and/or
                                                     hot water for heating gross
                                                     rental area. Packaged air
                                                     conditioning units and
                                                     distribution duct work for
                                                     previously designated
                                                     areas.

                                    e.      CONCOURSES - GATE LOBBIES.

                                            1)       Finished carpeted floor,
                                                     finished acoustical tile
                                                     ceilings, and painted block
                                                     walls enclosing lobby.

                                            2)       Conditioned air for
                                                     comfortable lobby
                                                     occupancy.

                                            3)       Standard lighting fixtures
                                                     installed complete for
                                                     illumination not less than
                                                     an average of 30 foot
                                                     candles measured 30 inches
                                                     from the floor, and
                                                     maintenance thereof
                                                     including relamping.

                                            4)       Electrical service
                                                     (120V-AC) through duplex
                                                     receptacles about 10 feet
                                                     apart along walls enclosing
                                                     gross rental area. All
                                                     other wiring, conduit and
                                                     fittings to be installed by
                                                     AIRLINE.

                  2. AIRLINE will provide the following in both the main terminal building and the concourses, in addition to installation and maintenance left to the AIRLINE under Subparagraph 1 above.

                           a. All partitions subject to MAC approval as to materials, methods of attachment and workmanship, such construction to comply with all applicable building standards and codes for type 1 construction (fire resistive).

                           b. All utilities, including cost of all roughing-in, and all electrical, mechanical and plumbing fixtures for exclusive use of AIRLINE, except as provided above.

                           c. All furniture, equipment and fixtures necessary for the conduct of AIRLINE's business, including ticket counter inserts, jet bridges, scales and baggage handling equipment, including housings and doors as required, signs and flight schedules, which shall be subject to approval of MAC.

                           d. All electrical energy consumed by AIRLINE, excluding lighting in baggage make-up area, gate lobbies, and mezzanine, to be metered separately and paid for by AIRLINE to the utilities company or MAC at rates not exceeding those published for equivalent power consumption at this location.

                                    Electricity for lighting in baggage make-up area, gate lobbies, and mezzanine will be provided by MAC.

                           e. All other services and supplies not provided in Paragraph 1 of this Article IV.B. All installations by AIRLINE shall conform with the requirements of applicable local, state and federal building standards, submitted for MAC approval prior to construction, and shall be performed by competent contractors acceptable to MAC.

                           f. Subject to MAC approval as required herein AIRLINE may make alterations or additions in and to its leased areas and fixtures and equipment to be installed by it within the terminal building.

         C.       COMMON BAG CLAIM AREAS

                  1. MAC will provide in the common bag claim area, all on the ground floor, the following:

                           a. Finished carpeted floors, acoustic ceiling, finished walls, for all space excepting porter's toilet.

                           b. Standard lighting fixtures providing illumination of not less than average of 30 foot candles measured 30 inches from the floor, and maintenance thereof including relamping.

                           c.       Heating and mechanical ventilation of space.

                           d.       Baggage claim carousels.

                  2. AIRLINE and other Airlines will provide the following in the common bag claim area, and shall pay the pro rata share of the cost thereof:

                           a. All furniture, equipment and fixtures necessary from time to time.

                           b. All other services and supplies not provided by MAC under Paragraph 1 above.

         D.       MEASUREMENT OF SPACE

                  In calculating the area of space to be added to or deleted from this Agreement, all measurements to determine the area of space leased or used in the Terminal Complex shall be made from the primary interior surface of the exterior walls and from the centerline to centerline of each interior wall, or, in the absence of such interior wall, the point where such said centerline would be located if such interior wall existed.

         E.       ACCOMMODATION OF OTHER AIRLINES

                  1. It is recognized by AIRLINE and MAC that from time to time during the term of this Agreement it may become necessary for the AIRLINE to accommodate another Airline ("Requesting Airline") within its Premises or for MAC unilaterally to require AIRLINE to accommodate another Airline(s) within AIRLINE's Premises in furtherance of the public interest of having the Airport's capacity fully and more effectively utilized, as follows:

                           a.       To comply with any applicable rule,
                                    regulation, order or statute of any
                                    governmental entity that has jurisdiction over MAC, and to comply with federal grant assurances applicable to MAC.

                           b.       To implement a Capital Project at the
                                    Airport.

                           c. To facilitate the providing of new or additional air services at the Airport by a Requesting Airline when no Airline serving the Airport is willing to accommodate the Requesting Airline's operational needs or requirements for facilities at reasonable costs or on other reasonable terms.

                  2. When responding to Subsection E.1.a. of this Article, MAC will request accommodation through an expedited procedure that will allow compliance with the rule, regulation or order. The request for accommodation will be made based on an evaluation of the most cost effective and least disruptive alternative.

                           Within ten (10) days of a written notice of its intent to require accommodation, AIRLINE must accept the request or notify MAC that it wishes to meet and show cause why the accommodation should not be made.

                           If MAC elects to proceed with the accommodation after meeting with AIRLINE, MAC shall give AIRLINE not less than thirty (30) days notice to accomplish the accommodation.

                  3. In responding to a request for facilities from a Requesting Airline under Subsection E.1.b. or Subsection E.1.c. of this Article, MAC shall:

                           a. First work with the Requesting Airline to attempt to obtain access to existing Airport capacity through one or more of the following alternatives:


                                    1)       To lease vacant space, if any is
                                             available, from MAC; or


                                    2)       To use existing Common Use Space,
                                             if any is available; or


                                    3)       To enter into a sublease or Ground
                                             Handling agreement with an existing
                                             Airline other than AIRLINE at the
                                             Airport, subject to the approval of
                                             MAC.

                           b. When requested so to do by MAC and only if the alternatives set forth in E.3.a. of this Article are not available, AIRLINE agrees to use reasonable efforts to accommodate the Requesting Airline's requirements through joint use of its facilities or through a sublease or passenger handling or Ground Handling agreements. AIRLINE, in offering joint use of its facilities or offering a sublease or Ground Handling agreement to the Requesting Airline, is not required to provide facilities to the Requesting Airline that would be incompatible with AIRLINE's (including an Affiliated Airline's) own reasonable schedule of operations or the operations of any other Airline(s) being accommodated by AIRLINE at the time of the Requesting Airline's request. AIRLINE may, in connection with such accommodation, require the Requesting Airline to remove any of its aircraft or passengers from the relevant gate or holdroom if the aircraft's or passenger's continued presence would be incompatible with AIRLINE's (or an Affiliated Airline's) reasonable requirements for use of the gate or holdroom.

                           c. MAC shall have the right to authorize other Airlines to use: (1) AIRLINE's gates, holdroom areas, and loading bridges when such facilities are not required for AIRLINE's scheduled flight activities (or those of a code share AIRLINE partner not in default of its obligations to MAC) using aircraft with 50 or more seats; and (2) AIRLINE's preferential regional parking positions or regional terminal space when such positions or space are not required for AIRLINE's scheduled flight activities (or those of a code share AIRLINE partner not in default of its obligations to MAC). Subject to a mutually acceptable agreement between MAC and AIRLINE covering such use, AIRLINE shall have the right to charge reasonable fees and to require reasonable advance payment for such use of AIRLINE's gates, holdroom areas, and loading bridges (and any such fees not in excess of 115% of the rates and charges payable by AIRLINE hereunder for such premises shall be deemed reasonable). Also, AIRLINE shall have the right to require the Requesting Airline(s) to indemnify AIRLINE against liability arising out of such use and to provide evidence of insurance at least equivalent to that required of AIRLINE hereunder and naming AIRLINE as an additional insured.

                           d.       Before MAC is authorized under this
                                    Agreement unilaterally to require AIRLINE to accommodate a Requesting Airline, MAC shall first request that all parties holding or requesting access to affected space discuss accommodation with each other and MAC. Only if the parties are unable to or do not reach agreement within thirty (30) days from the time MAC requests such discussions is MAC authorized to make such a decision unilaterally regarding accommodations.

                           e. If the Requesting Airline fails to reach agreement with AIRLINE or any other Airline, MAC shall make a determination as to whether any Airline or Airlines have underutilized facilities or capacity available to accommodate the Requesting Airline after taking into consideration the nature and extent of those Airlines' operations at the Airport, including any requirements for spare gates and facilities and whether there are any limitations on the nature, extent, cost, duration and extension of such accommodations.

                           f. In making accommodation decisions MAC shall not be arbitrary and capricious. Such determinations by MAC shall take into consideration (1) the then existing utilization of the premises (including all existing accommodation arrangements) and any bona fide plan of AIRLINE or any other Airline for the increased utilization of the premises to be implemented within twelve
                                    (12) months thereafter; (2) the need for compatibility among the current schedules, flight times, operations, operating procedures and equipment of AIRLINE or any other Airline (and its Affiliated Airlines) and those of the Requesting Airline, as well as the need for labor harmony; and (3) the effect on scheduled service carriers of accommodating charter carriers at the Terminal Complex. Any non-public information provided by AIRLINE regarding planned or proposed routes, schedules or operations shall be treated as confidential by MAC to the maximum extent permitted by law.

                           g. Before MAC accommodates a Requesting Airline within AIRLINE's Premises, MAC must give AIRLINE due notice of its intent. Within ten
                                    (10) days, AIRLINE must accept accommodation of Requesting Airline or must notify MAC that it wishes to meet with MAC to show cause why the accommodation should not be made.

                           h.       If MAC elects to proceed with the
                                    accommodation after meeting with AIRLINE,
                                    MAC shall give AIRLINE not less than thirty
                                    (30) days to accomplish the accommodation.

                           i. Whether AIRLINE agrees to accept the accommodation of Requesting Airline, or MAC elects to proceed with accommodation over AIRLINE's protests, the Requesting Airline has the right and the responsibility at its expense to make improvements and alterations necessitated by the accommodation of the Requesting Airline, the scope of which shall be approved by AIRLINE and MAC. If MAC issues a decision requiring accommodation within AIRLINE's Premises, that decision shall be a final order of MAC; AIRLINE's continued objections may be further pursued by any means available under the law.

                           j. The foregoing shall not be deemed to abrogate, change, or affect any restrictions, limitations or prohibitions on assignment, subletting or use of the premises by others under this Agreement and shall not in any manner affect, waive or change any of the provisions thereof.

                  4. In the event of a labor stoppage or other event which results in the cessation or substantial reduction in AIRLINE's flights operations at the Airport, AIRLINE will immediately take all reasonable efforts, including but not limited to, moving of aircraft or equipment, providing access to AIRLINE's holdrooms and jet bridges or anything else in AIRLINE's control, in order to accommodate the operations of other Airlines providing air service to the Airport; provided that: (a) AIRLINE at all times will have access to its premises and equipment for operational reasons and (b) AIRLINE shall not be required to take any action which would interfere with its ability to re-institute service upon cessation of labor stoppage or other event. ). Subject to a mutually acceptable agreement between MAC and AIRLINE covering such use, AIRLINE shall have the right to charge reasonable fees and to require reasonable advance payment for such use of AIRLINE's gates, holdroom areas, and loading bridges (and any such fees not in excess of 115% of the rates and charges payable by AIRLINE hereunder for such premises shall be deemed reasonable).

                  5. Each Airline shall provide MAC with each published schedule change with a gate plot showing all times when aircraft are scheduled to be utilizing each gate leased to such Airline, including aircraft type, projected arrival and departure times, and point of origin or destination, including activities by subtenants or airlines being accommodated.

         F.       WIDE BODY AND BOEING 757 ACCESS

                  Notwithstanding any other provisions in this Agreement, Northwest Airlines will accommodate the requirements of any Requesting Airline for scheduled wide body or Boeing 757 (or similarly sized aircraft) service at one of its gates within the Terminal Complex, provided that: (1) Requesting Airline must not be able physically to accommodate such wide body or Boeing 757 (or similarly sized aircraft) service on any of its own leased premises; and (2) MAC will take all reasonable efforts to provide access for any narrow body aircraft operated by Northwest which are displaced.

         G.       ACCESS

                  MAC shall have the right at any time or times to close, relocate, reconstruct, change, alter, or modify any means of access to or egress from the Airport or AIRLINE's Premises, either temporarily or permanently; provided that MAC provides reasonable notice to AIRLINE and that a reasonably convenient and adequate means of access, ingress, and egress shall exist or be provided in lieu thereof. This right is subject to the following conditions:

                  1. There shall not be a net increase in AIRLINE's Leased Area without AIRLINE's consent.

                  2. MAC must consult with AIRLINE to take area away from AIRLINE.

                  3. Reasonable replacement facility space shall be provided.

                  4. Cost of work including Capital Costs associated with reestablishing AIRLINE's facilities, to the extent they are "in kind" replacements, shall be borne by MAC and allocated to the appropriate cost center.

                  5. MAC shall compensate AIRLINE for the unamortized cost of any leasehold improvements to the extent that such improvements can not be reused.

                  6. If loss of space is 30 days or less there shall be no rent adjustment. If loss of space is temporary but greater than 30 days, AIRLINE's rent will be proportionately abated and the amount of the rent abatement shall be allocated to the appropriate cost center. If the loss of space is permanent, the Leased Premises and corresponding rent shall be adjusted by lease amendment.

         H.       SHORT TERM GATES

                  The holdrooms, aircraft parking positions and operations space associated with Gates 41, 43, 44, 44A, 46, 76 and 77, as shown on Exhibit J (hereinafter referred to as "Short Term Gates") shall be made available to Airlines on the following basis in order to promote Airport access on fair and reasonable terms:

                  1. AIRLINE shall lease Short Term Gate space under its control on the same basis as provided in this Agreement, except as provided in this Paragraph.

                  2. MAC may, in its discretion, cancel the lease of a Short Term Gate leased by AIRLINE if an Airline presently not leasing a gate directly from MAC or not currently providing air service to the Airport is proposing to add additional air service and desires to lease a gate directly from MAC. The following procedures shall be followed before a Short Term Gate lease may be cancelled:

                           a. If an Airline presently not leasing a gate directly from MAC or not currently providing air service to the Airport is proposing to add additional air service and desires to lease a gate directly from MAC, MAC may in its discretion issue a Notice of Cancellation. The Notice of Cancellation may become effective after 90 days.

                           b. In the event of a decision to cancel a Short Term Gate, MAC will work with AIRLINE to attempt to accommodate AIRLINE's schedule pursuant to the procedures of Article IV.E.3.

                           c. MAC may extend the time periods set forth in this provision for good cause, e.g. the unavailability of replacement jet bridges or other ground equipment.

                  3. In the event MAC cancels the lease of a Short Term Gate pursuant to this Paragraph, it shall compensate AIRLINE for the unamortized cost of improvements made to the leased premises of a Short Term Gate. AIRLINE shall retain and remove AIRLINE property (e.g. jet bridge or other ground equipment, computers, inserts) or may negotiate their sale.

                  4. The appearance of a Short Term Gate shall be "generic" i.e. generic carpet, neutral wall finishes and no distinguishing colors on the podium or backwall except as to improvements existing as of the date of this Agreement. AIRLINE may hang corporate banners or posters and name identification signs so long as they can be detached without significantly damaging the premises or AIRLINE commits to restoring the premises without cost to MAC.

                  5. If AIRLINE is leasing only one holdroom from MAC, it may request that MAC remove the Short Term Gate designation from a holdroom by demonstrating that it has met the following conditions:

                           a. AIRLINE has not been in default on any rental, security deposit, PFC or other financial obligations to MAC for any of the previous twelve consecutive months; and

                           b. AIRLINE has maintained an Average Daily Utilization at least equal to seven departures for each of the previous twelve consecutive months. For purposes of this provision "Average Daily Utilization" shall mean the number of AIRLINE's and an Affiliated Airline's scheduled aircraft departures using the gate with aircraft of fifty or more seats in a calendar month, divided by the number of days in that calendar month; provided, however, that if AIRLINE's or the Affiliated Airline's actual flight activity differs by more than five percent (5%) from its published schedule in any calendar month, MAC shall use AIRLINE's or the Affiliated Airline's actual total departures for purpose of calculating Average Daily Utilization.

         I.       REGIONAL RAMP

                  MAC shall:

                  1. Designate parking positions on the Regional Ramp for Preferential Use by AIRLINE in accordance with Exhibit L and shall update this Exhibit to reflect construction changes; provided, however, that during any time in which a parking position is not required for use by AIRLINE or an Affiliated Airline, MAC may require AIRLINE to accommodate another Airline during any time in which a parking position is not required for use by AIRLINE or an Affiliated Airline, subject to the standards and procedures in Article IV.E.3. (and credit AIRLINE for any rents received from such Airline);

                  2. Allocate all unassigned parking positions on the Regional Ramp for Common Use and shall assign their use to AIRLINE or an Affiliated Airline upon request or to another Airline on a Preferential Use basis; and

                  3. Designate support areas on the Regional Ramp for use by ground service equipment.

         J.       RELINQUISHMENT OF PREMISES

                  1.       NOTICE OF INTENT TO RELINQUISH PREMISES

                           In the event AIRLINE desires to relinquish any of its Premises, AIRLINE shall provide written notice to MAC thirty (30) days in advance of such relinquishment and shall identify in such notice all areas it wishes to relinquish. MAC shall make its best efforts to lease such areas to another Airline, to the extent the proposed relinquished Premises is suitable for another Airline.

                  2.       NON-WAIVER OF RESPONSIBILITY

                           AIRLINE shall continue to be solely responsible pursuant to this Agreement for the payment of all rents, charges and fees related to the Premises until another Airline commences payment for Premises as provided below.

                  3.       REDUCTION OF RENTS, FEES, AND CHARGES

                           AIRLINE's rents, fees and charges related to that portion of the Premises taken by another Airline, pursuant to such Airline's agreement with MAC, shall be reduced in the amount of the rent, fees and charges paid by such other Airline. This reduction shall begin only when the Airline that contracted with MAC for its use of the Premises begins payment for the Premises and shall end if such Airline becomes delinquent in payment for the Premises.

         K.       MID-TERM RELINQUISHMENT OF PREMISES

                  As provided below, in the event the actual airline cost per Enplaned Passenger exceeds $5.16 per Enplaned Passenger (in 1998 dollars) as calculated below, in Fiscal Year 2002, AIRLINE shall be permitted on a one-time basis to relinquish a portion of its Premises pursuant to this Subsection, such relinquishment to be effective January 1, 2004.



                  1.       NOTICE OF INTENT TO RELINQUISH PREMISES

                           On or before June 30, 2003, MAC shall provide AIRLINE with the actual airline cost per Enplaned Passenger calculation for Fiscal Year 2002. Provided that the airline cost per Enplaned Passenger amount exceeds the amount set forth in this Subsection, AIRLINE shall be permitted to relinquish a portion of its Premises effective January 1, 2004. AIRLINE shall provide written notice to MAC by no later than September 30, 2003 of its intent to relinquish a portion of its Premises pursuant to this Subsection and shall identify in such notice the areas it wishes to relinquish.

                  2.       LIMITATIONS ON RELINQUISHMENT OF PREMISES

                           The portion of Premises that AIRLINE shall be permitted to relinquish pursuant to this Subsection shall be limited to one-half of its Premises, up to a maximum of two aircraft parking positions with associated holdrooms, and an allocable portion of other AIRLINE Exclusive Use Space. MAC may require that AIRLINE relinquish other Exclusive Use Space proportional to AIRLINE's share of holdrooms that is relinquished.

                  3.       TREATMENT OF RELINQUISHED PREMISES

                           The square footage of Premises that is relinquished pursuant to this Subsection and is designated as Rentable Space shall not be regarded as Rentable Space until such time as such relinquished space is leased to another Airline.

                  4.       CALCULATION OF AIRLINE COST PER ENPLANED PASSENGER

                           MAC shall calculate the airline cost per Enplaned Passenger based on actual revenues from rents, fees, and charges paid by all Airlines during Fiscal Year 2002; provided, however, that the number of Enplaned

                           Passengers used to calculate the airline cost per Enplaned Passenger shall be the larger of (a) the actual number of Enplaned Passengers at the Airport for Fiscal Year 2002, or (b) 14,456,000 (the number of Enplaned Passengers at the Airport in Fiscal Year
                           1997). For the purpose of expressing the cost per Enplaned Passenger in 1998 dollars, MAC will use the Implicit Price Deflator for Gross Domestic Product, or a similar price index, published by the U.S. Department of Commerce, Bureau of Economic Analysis.

         L.       SURRENDER OF PREMISES

                  1. Upon termination of this Agreement in its entirety, whether by its terms or by earlier cancellation, AIRLINE's rights to use the Premises, facilities, rights, licenses, services and privileges hereby given shall cease, and AIRLINE shall forthwith surrender possession to MAC.


                  2. All structures, fixtures, improvements, equipment and other property bought, installed, erected or placed by AIRLINE on the Premises or elsewhere on the Airport, including without limiting the generality thereof storage tanks, pipes, pumps, wires, poles, machinery and air conditioning equipment, shall be deemed to be personal property and remain the property of the AIRLINE, and AIRLINE shall have the right to remove the same if AIRLINE is not then in default; provided that AIRLINE shall remove its property within a period of ninety (90) days after termination, and shall restore the Premises to its condition as of the commencement of the Term hereof, ordinary wear and tear or damage by the elements, fire, explosion and other casualty excepted, but including any environmental restoration.

                  3. If AIRLINE's property is not so removed and the Premises restored prior to the expiration of the aforesaid period of ninety (90) days, MAC shall thereafter have the right, by giving AIRLINE written notice thereof, to take title to AIRLINE's property located on the Premises, or alternatively, to cause such property to be removed and sold or otherwise disposed of as MAC may elect, and AIRLINE hereby constitutes MAC its agent for the purpose of such removal and sale, and authorizes MAC in its sole discretion to determine the method of disposition. AIRLINE shall be responsible for any and all reasonable costs incurred by MAC in the removal of AIRLINE's property from the Premises and the disposition thereof and for restoration of the Premises. MAC shall pay over to AIRLINE any amount received from disposition of AIRLINE's property in excess of the cost of removal, disposition, and restoration.

                  4. MAC reserves the right to make a reasonable rental charge covering the period following termination of the Agreement to the date of removal of AIRLINE's property or until MAC gives AIRLINE notice of taking title thereto provided that no charge shall be made for the first thirty (30) days following termination of the Agreement.

V.       RENTS, FEES, AND CHARGES

         A.       GENERAL

                  For use of the Premises, facilities, rights, licenses, services and privileges granted hereunder, AIRLINE agrees to pay MAC during the Term of this Agreement the rents, fees and charges as hereinafter described. In addition, AIRLINE agrees to pay MAC applicable fees set forth in Article XIII, Supplemental Agreements.

         B.       RENTS, FEES, AND CHARGES

                  1. LANDING FEES. AIRLINE shall pay to MAC monthly landing fees to be determined by multiplying the number of 1,000-pound units of AIRLINE's Total Landed Weight during the month by the then-current landing fee rate. The landing fee rate shall be calculated according to procedures set forth in Article VI.

                  2. ENVIRONMENTAL SURCHARGES. AIRLINE shall pay to MAC monthly environmental surcharges to be determined by multiplying the number of AIRLINE's Stage 2 and Stage 3 aircraft operations during the month by the then-current environmental surcharge rate. The environmental surcharge rate shall be calculated according to procedures set forth in Article VI. The environmental surcharge will be terminated effective January 1, 2000.

                           a. EXCESS STAGE 2 FEES. AIRLINE shall pay to MAC excess Stage 2 fees to be determined by multiplying the number of Stage 2 Operations conducted by AIRLINE during the year by the then-current excess Stage 2 fee rate. The excess Stage 2 fee rate shall be calculated according to procedures set forth in Article
                                    VI. The excess Stage 2 fee will be
                                    terminated effective January 1, 2000.

                           b. STAGE 3 CREDIT. AIRLINE shall receive a Stage 3 credit from MAC against the environmental surcharge and the excess Stage 2 fees, to be determined by multiplying the Stage 3 credit by the proportion that AIRLINE's Stage 3 Operations represents of total Stage 3 Operations of Signatory Airlines at the Airport. The Stage 3 credit shall be calculated according to procedures set forth in Article VI. The Stage 3 credit will be terminated effective January 1, 2000.

                  3. TERMINAL APRON FEES. AIRLINE shall pay to MAC monthly Terminal Apron fees to be determined by multiplying the number of lineal feet of Terminal Apron under lease to AIRLINE during the month by the then-current Terminal Apron rate. The Terminal Apron rate shall be calculated according to procedures set forth in
                           Article VI.

                  4. REGIONAL RAMP FEES. AIRLINE shall pay to MAC monthly regional ramp fees based upon the regional ramp fee rate then in effect. The regional rate shall be calculated according to procedures set forth in
                           Article VI.

                  5. TERMINAL BUILDING RENTS. AIRLINE shall pay to MAC monthly Terminal Building rentals for its Exclusive (janitored and unjanitored), Preferential and Common Use Space in the Terminal Building. The Terminal Building rental rates shall be calculated according to procedures set forth in Article VI.

                           Terminal Building rentals for Common Use Space (except the IAF) shall be prorated among Signatory Airlines using the Common Use Formula.

                  6. CARROUSEL AND CONVEYOR CHARGES. AIRLINE shall pay to MAC monthly carrousel and conveyor charges based upon maintenance and operating costs and direct depreciation and interest costs. The carrousel and conveyor charges shall be calculated according to the procedures set forth in Article VI and shall be prorated among Signatory Airlines using the Common Use Formula.

                  7. IAF GATE FEES. AIRLINE shall pay to MAC monthly IAF gate fees determined by multiplying the number of arrivals at the IAF by AIRLINE's propeller aircraft, narrow-body jet aircraft, and wide-body jet aircraft by $400, $800, and $1,200, respectively.

                  8. IAF USE FEES. AIRLINE shall pay to MAC monthly IAF use fees determined by multiplying the number of AIRLINE's international passengers arriving at the IAF during the month by the IAF use fee rate. The IAF use fee rate shall be calculated according to procedures set forth in Article VI.

                  9. OTHER FEES AND CHARGES. AIRLINE shall pay to MAC reasonable fees for the various other services provided by MAC to AIRLINE. These services include, but may not be limited to, the following:

                           a. Use of the Humphrey Terminal and Humphrey ramp at rates established from time to time by MAC.

                           b. Use of Garage Parking Cards by AIRLINE's employees at rates set forth in the Guidelines for Administering Validated Airport Parking.

                           c.       Use of designated employee parking
                                    facilities by AIRLINE's employees at rates established from time to time by MAC.

                           d. Nonroutine Terminal Apron cleaning and other special services requested by AIRLINE at rates that reflect the costs incurred by MAC.

                           e. Security and personnel identification badges for AIRLINE's personnel at rates established from time to time by MAC.

                           f.       Office services, such as facsimile,
                                    photocopying, or telephone provided by MAC.
                                    Charges for these services shall be at the rates that MAC customarily charges for such services.

                           g. Charges for the cost of separately metered water and sewer and other such utilities not otherwise included in the calculation of rents, fees, and charges.

         C.       MONTHLY ACTIVITY REPORT

                  1.       CONTENTS AND DUE DATE

                           Without any demand therefor AIRLINE shall furnish MAC on or before the 10th day of each and every month, the IAF reports and an accurate written report of AIRLINE's operations during the preceding month, setting forth all data necessary to calculate the AIRLINE's fees and charges due under this Agreement. Said report shall be in a format prescribed by MAC and shall include the following: (a) AIRLINE's actual aircraft revenue flight arrivals at the Airport by type of aircraft, Maximum Certificated Gross Landing Weight of each type of aircraft, and Total Landed Weight; (b) the total number of Enplaned, Deplaned, Non-Revenue and Through Passengers of AIRLINE at the Airport, breaking Enplaned Passengers into originating and connecting passengers; (c) the amount of domestic and international cargo, mail, and express packages (in pounds) enplaned and deplaned by AIRLINE at the Airport; (d) the total number of Stage 2 and Stage 3 landings and other landings not otherwise classified as a Stage 2 or a Stage 3 landing; (e) the total number of scheduled and nonscheduled aircraft operations; and (f) a summary reflecting all of AIRLINE's actual flight activity by aircraft type for gates, the regional ramp, and the IAF.

                           AIRLINE shall also provide to MAC a separate report for each Affiliated Airline unless separately reported to MAC by such Affiliated Airline.

                  2.       FAILURE TO REPORT

                           If AIRLINE fails to furnish MAC with the monthly activity report by the due date, AIRLINE's landing fees, environmental surcharge, IAF gate fees, and IAF use fees, as provided for hereinafter, shall be determined by assuming that AIRLINE's activity factor, as appropriate for each fee, for such month was one hundred percent (100 percent) of its activity factor, as appropriate for each fee, during the most recent month for which such data are available for AIRLINE. Any necessary adjustment in such fees shall be calculated after an accurate report is delivered to MAC by AIRLINE for the month in question. Resulting surpluses or deficits shall be applied as credits or charges to the appropriate invoices in the next succeeding month.

                  3.       INSPECTION AND MAINTENANCE OF RECORDS

                           AIRLINE shall maintain records, accounts, books and data with respect to its operations at the Airport sufficient to permit MAC to calculate and verify the rents, fees and charges due under this Agreement, which shall cover a period of not less than three (3) years beyond the end of AIRLINE's fiscal year in which such record was created. Such records shall be subject to inspection and audit by MAC at all reasonable times.

         D.       SECURITY DEPOSITS

                  1. Unless AIRLINE has provided regularly scheduled passenger, all cargo or combination flights to and from the Airport for the twelve (12) months immediately prior to AIRLINE's execution of this Agreement (or immediately prior to the assignment of this Agreement to AIRLINE) without an act or omission having occurred that would have been an event of default under Article XIV of this Agreement if this Agreement had been in effect during this period, AIRLINE shall provide MAC upon the execution of this Agreement (or upon the assignment of this Agreement to AIRLINE) with a contract bond, irrevocable letter of credit or other security acceptable to MAC ("Contract Security") in an amount equal to the total of three (3) months' estimated rents, fees and charges payable by AIRLINE under Article V of this Agreement plus three (3) months' estimated PFC collections under this Article V, to guarantee the faithful performance by AIRLINE of all of its obligations under this Agreement and the payment of all rents, fees, and charges due hereunder and of all PFCs due to MAC. Such Contract Security shall be in such form and with such company licensed to do business in the State of Minnesota as shall be acceptable to MAC within its reasonable discretion.

                  2. AIRLINE shall be obligated to maintain Contract Security in an amount equal to MAC's estimate of three months' rents, fees, and charges plus three (3) months' estimated PFC collections payable hereunder and to maintain this Contract Security in effect until the expiration of twelve (12) consecutive months (including any period prior to AIRLINE's execution of this Agreement during which AIRLINE provided regularly scheduled flights to and from the Airport) during which no event of default under
                           Article XIV of this Agreement (and for any such prior period, no act or omission that would have been such an event of default hereunder) has occurred. If such Contract Security should be canceled, AIRLINE shall provide a renewal or replacement Contract Security for the period required pursuant to this Section. AIRLINE shall provide at least sixty (60) days prior written notice of the date on which any Contract Security expires or is subject to cancellation.

                  3. If an event of default under Article XIV, A. 1, 2, or 5 of this Agreement shall occur, MAC shall have the right, by written notice to AIRLINE given at any time within ninety (90) days of such event of default, to impose or reimpose the requirements of this Section on AIRLINE. In such event, AIRLINE shall within ten
                           (10) days from its receipt of such written notice provide MAC with the required Contract Security and shall thereafter maintain such Contract Security in effect until the expiration of the required period during which no event of default under Article XIV of this Agreement occurs. MAC shall have the right to reimpose the requirements of this Section on AIRLINE each time an event of default occurs during the Term of this Agreement. MAC's rights under this Section shall be in addition to all other rights and remedies provided it under this Agreement.

                  4. To the extent that AIRLINE holds any property interest in PFC funds collected for the benefit of MAC, AIRLINE hereby pledges to MAC and grants MAC a first priority security interest in such funds, and in any and all accounts into which such funds are deposited.

         E.       PAYMENT PROVISIONS

                  1. Terminal rentals for Exclusive and Preferential Use Premises, fees per the Common Use Formula, and Terminal Apron Fees shall be due and payable the first day of each month in advance without invoice from MAC.

                  2. Within ten (10) days following the last day of each month, AIRLINE shall transmit to MAC payment for the amount of landing fees, environmental surcharges, IAF gate fees, and IAF use fees incurred by AIRLINE during said month, as computed by AIRLINE without invoice from MAC.

                  3. All other rents, fees, or charges set forth herein, including supplemental billings for year-end adjustments, if any, shall be due within thirty (30) days of the date of the invoice therefor.

                  4. The acceptance by MAC of any payment made by AIRLINE shall not preclude MAC from verifying the accuracy of AIRLINE's report and computations or from recovering any additional payment actually due from AIRLINE.

                  5. Any payment not received within thirty (30) days of the due date shall accrue interest at the rate of 1.5 percent per month measured from the due date until paid in full.

                  6. Payments shall be made to the order of the "Metropolitan Airports Commission." Airline agrees to cooperate with MAC in the development of electronic transfer of funds as the method of payment.

                  7. Payments shall be sent to the following address or such other place as may be designated by MAC from time to time:

                           Metropolitan Airports Commission

                           NW-9227

                           Minneapolis, MN 55485



         F.       NET AGREEMENT

                  This is a net agreement with reference to rents, fees, and charges paid to MAC. AIRLINE shall pay all taxes, fees, or assessments of whatever character that may be lawfully levied, assessed, or charged by any governmental entity upon the property, real and personal, occupied, used, or owned by AIRLINE, or upon the rights of AIRLINE to occupy and use the Premises, or upon AIRLINE's improvements, fixtures, equipment, or other property thereon, or upon AIRLINE's rights or operations hereunder. AIRLINE shall have the right at its sole cost and expense to contest the amount or validity of any tax or license as may have been or may be levied, assessed, or charged.

         G.       NO OTHER FEES AND CHARGES

                  Except as expressly provided for herein, including but not limited to Article III.B.3., no further rents, fees, or charges shall be charged against or collected from AIRLINE, its passengers, shippers, and receivers of freight and express packages and its suppliers of goods and services, by MAC for the Premises, facilities, rights and licenses granted to AIRLINE in this Agreement.

         H.       PASSENGER FACILITY CHARGES

                  MAC expressly reserves the right to assess and collect PFCs in accordance with the PFC Regulations. The following shall apply to the collection of PFCs:

                  1. AIRLINE shall hold the net principal amount of all PFCs that are collected by AIRLINE or its agents on behalf of MAC pursuant to 49 U.S.C. App. Section 1513 and the rules and regulations thereunder (14 C.F.R.
                           Part 158, herein the "PFC Regulations") in trust for MAC. For purposes of this Section, net principal amount shall mean the total principal amount of all PFCs that are collected by AIRLINE or its agents on behalf of MAC, reduced by all amounts that AIRLINE is permitted to retain pursuant to Section 158.53(a) of the PFC Regulations.

                  2. In the absence of additional regulations governing the treatment of refunds, any refunds of PFCs due to passengers as a result of changes of itinerary shall be paid proportionately out of the net principal amount attributable to such PFCs and the amount that AIRLINE was permitted to retain under Section 158.53(a) of the PFC Regulations attributable to such PFCs. AIRLINE hereby acknowledges that the net principal amount of all PFCs collected on behalf of MAC shall remain at all times the property of MAC, except to the extent of amounts refunded to passengers pursuant to the preceding sentence (which shall remain the property of MAC until refunded and become the property of the passenger upon and after refund). Other than the amounts that AIRLINE is entitled to retain pursuant to Section 158.53 of the PFC Regulations, AIRLINE shall be entitled to no compensation.

                  3. In the event AIRLINE fails to remit PFC revenues to MAC within the time limits established in the PFC Regulations, such event shall be an event of default subject to Article XIV of this Agreement.

         I.       NON-WAIVER

                  The acceptance of fees by MAC for any period or periods after a default of any of the terms, covenants and conditions herein contained to be performed, kept and observed by AIRLINE, shall not be deemed a waiver of any right on the part of MAC to terminate this Agreement for failure by AIRLINE to perform, keep or observe any of the terms, covenants or conditions of this Agreement.

         J.       NONSIGNATORY LANDING FEES

                  The landing fee rate charged to any Airline that is not a Signatory Airline shall be in accordance with the rates established by ordinance from time to time by MAC.

         K.       AFFILIATED AIRLINE

                  If AIRLINE is an Affiliated Airline, then AIRLINE is not obligated to pay MAC the fixed (i.e. 20%) portion of the Common Use Bag Claim and Carrousel Charges and the Security Deposit requirement in Article V.D. If AIRLINE has designated an Airline as an Affiliated Airline, AIRLINE hereby unconditionally guarantees all rents, fees and charges including passenger facility charges of any Affiliated Airline so designated by AIRLINE, and upon receipt of notice of default by such Affiliated Airline (with a copy to AIRLINE), AIRLINE will pay such amounts to MAC on demand pursuant to the payment provisions of this Agreement. AIRLINE must give MAC thirty (30) days advance written notice in order to designate an Airline as an Affiliated Airline or to revoke such status.

VI.      CALCULATION OF RENTS, FEES, AND CHARGES

         A.       GENERAL

                  Effective January 1, 1999 and for each Fiscal Year thereafter, rents, fees, and charges will be reviewed and recalculated based on the principles and procedures set forth in this Article. The annual costs associated with each of the indirect cost centers shall be allocated to each of the Airport Cost Centers based on the allocations as set forth in Exhibit M, Indirect Cost Center Allocation, which allocations may be amended from time to time by mutual consent of MAC and a Majority-In-Interest of Signatory Airlines. Such consent may not be unreasonably withheld.

         B.       CALCULATION/COORDINATION PROCEDURES

                  1. AIRLINE shall provide to MAC: (a) on or before August 1 of each year a preliminary estimate of Total Landed Weight for the succeeding calendar year of AIRLINE and each Affiliated Airline, unless separately reported to MAC by such Affiliated Airline; and (b) on or before October 1 of each year a final estimate of such weight. If the final estimate is not so received, MAC may continue to rely on the preliminary estimate for the MAC budgeting process. MAC will utilize the forecast in developing its preliminary calculation of Total Landed Weight for use in the calculation of rents, fees, and charges for the ensuing Fiscal Year.

                  2. On or before October 15 of each Fiscal Year, MAC shall submit to AIRLINE a preliminary calculation of rents, fees, and charges for the ensuing Fiscal Year. The preliminary calculation of rents, fees, and charges will include, among others, MAC's estimate of all revenue items, Operation and Maintenance Expenses, depreciation and imputed interest, Capital Outlays, required deposits, including amounts necessary to be deposited in the Coverage Account in order to meet MAC's rate covenant under the Trust Indenture, and Rentable Space. The calculation of depreciation and imputed interest will be based on MAC's determination of the useful life of each asset and the weighted average cost of capital, respectively, under generally accepted accounting principles, except that unless specifically prohibited by generally accepted accounting principles applicable to a particular project, (a) Terminal Building projects involving building or structural changes added to the rate calculation after January 1, 1999 and which would otherwise have been depreciated over 20-25 years shall be depreciated over 30 years, and (b) ramp and runway projects involving replacement concrete or ramp work added to the rate calculation after January 1, 1999 and which would otherwise have been depreciated over 20-25 years shall be depreciated over 30 years.

                  3. Within fifteen (15) days after receipt of the preliminary calculation of rents, fees, and charges, if requested by the Signatory Airlines, a meeting shall be scheduled between MAC and the Signatory Airlines to review and discuss the proposed rents, fees, and charges.

                  4. MAC shall then complete a calculation of rents, fees, and charges at such time as the budget is approved, taking into consideration the comments or suggestions of AIRLINE and the other Signatory Airlines.

                  5. If, for any reason, MAC's annual budget has not been adopted by the first day of any Fiscal Year, the rents, fees, and charges for the Fiscal Year will initially be established based on the preliminary calculation of rents, fees, and charges until such time as the annual budget has been adopted by MAC. At such time as the annual budget has been adopted by MAC, the rents, fees, and charges will be recalculated, if necessary, to reflect the adopted annual budget and made retroactive to the first day of the Fiscal Year.

                  6. If, during the course of the year, MAC believes significant variances exist in budgeted or estimated amounts that were used to calculate rents, fees, and charges for the then current Fiscal Year, MAC may after notice to Airlines adjust the rents, fees, and charges for future reports to reflect current estimated amounts.

         C.       LANDING FEES

                  MAC shall calculate the landing fee rate in the following manner and as illustrated in Exhibit N.

                  1. The total estimated Airfield Cost shall be calculated by totaling the following annual amounts:

                           a. The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Airfield cost center.

                           b. The estimated direct and allocated indirect depreciation and imputed interest on the net Capital Cost (after grants and PFCs) allocable to the Airfield cost center. MAC agrees to defer the start of recovery through landing fees of depreciation and imputed interest on $49.683 million of project costs included in the Runway 17/35 Program from their original date of beneficial occupancy to 2006. Carrying costs for such projects during this deferral period shall be calculated with the amount added to the original project cost (which, if debt funded, includes the allocated portion of capitalized interest, debt service reserve funds, issuance costs, and other such cost elements related to such debt) for recovery through the project's depreciation and imputed interest calculations starting in 2006. Depreciation and imputed interest on these projects shall be recovered over the depreciation periods set forth in Article VI.B.2.

                           c. The estimated imputed interest (net of grants and PFCs) on the historical cost of MAC's investment in land.

                           d. The total estimated direct and allocated indirect cost (net of grants and PFCs) of Capital Outlays allocable to the Airfield cost center.

                           e.       The amount of any fine, assessment,
                                    judgment, settlement, or extraordinary
                                    charge (net of insurance proceeds) paid by MAC in connection with the operations on the Airfield, to the extent not otherwise covered by Article X.

                           f. The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its debt service reserve funds allocable to the Airfield cost center. MAC agrees to exclude from the calculation of landing fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

                           g. Any amounts required to be collected from landing fees pursuant to 1999 Minn. Laws Chapt. 243-Omnibus Tax Bill (Richfield Bonds) unless such payment is prohibited by applicable federal law.

                  2. The total estimated Airfield Cost shall be adjusted by the total estimated annual amounts of the following items to determine the Net Airfield Cost:

                           a. Service fees received from the military, to the extent such fees relate to the use of the Airfield;

                           b. General aviation and nonsignatory landing fees;

                           c. Off-Airport Aircraft Noise Costs until January 1, 2000; and

                           d. Depreciation and imputed interest on the Capital Cost, if any, disapproved by a Majority-In-Interest of Signatory Airlines.

                           e.       Landing Fee Deferral/Addition.

                                    i.       Unless such amounts are required
                                             for MAC to comply with its rate
                                             covenant under the Trust Indenture,
                                             MAC will defer the collection of
                                             $1.761 million for FY1999 and
                                             $3.753 million for FY2000.

                                    ii.      Unless such amounts are required
                                             for MAC to comply with its rate
                                             covenant under the Trust Indenture,
                                             with respect to the period from
                                             FY2001 through FY2006, MAC will
                                             prepare an estimated landing fee
                                             rate as follows: Using the amount
                                             of landing fees that would result
                                             from the estimated landing fee
                                             rate, along with the other Airline
                                             fees and charges normally used to
                                             determine Airline payments per
                                             enplanement (hereinafter "APPE"),
                                             MAC will calculate a projected APPE
                                             amount for the upcoming fiscal year
                                             using such Airline payments divided
                                             by the greater of (a) MAC's
                                             projection of enplanements for such
                                             fiscal year or (b) the actual
                                             enplanement amounts for the prior
                                             fiscal year increased for 2 years
                                             by 3 percent per year.

                                            If the projected APPE amount for an
                                            upcoming fiscal year exceeds the
                                            APPE amount for 1998, escalated by
                                            6.85 percent per year (hereinafter
                                            "APPE Comparison Amount"), then MAC
                                            shall reduce the amount to be
                                            recovered from Airlines through
                                            landing fees in the upcoming fiscal
                                            year to equate to the APPE
                                            Comparison Amount; provided,
                                            however, that the total amount of
                                            any such reduction in any fiscal
                                            year shall not exceed the amount
                                            shown in the following table:


                                                     FISCAL YEAR         AMOUNT
                                                     -----------         ------
                                                     2001                $ 5.031 million
                                                     2002                $ 6.790 million
                                                     2003                $ 0.875 million
                                                     2004                $ 7.606 million
                                                     2005                $ 1.917 million
                                                     2006                $ 5.672 million

                                    iii.     Any amounts deferred pursuant to
                                             this provision shall be recorded in
                                             a deferred revenue account.
                                             Balances in such account shall
                                             accrue interest at 6.1 percent per
                                             annum.

                                    iv.      With respect to FY 1999 through
                                             FY2006, the deferred revenue
                                             account may be added to landing
                                             fees to the extent that the
                                             projected APPE amount for that
                                             fiscal year is less than the APPE
                                             Comparison Amount for that fiscal
                                             year. With respect to FY2007
                                             through FY2010, the balance in the
                                             deferred revenue account, along
                                             with any future interest accruals,
                                             shall be recovered in total from
                                             the Airlines by adding a portion of
                                             the deferred amount,
                                             with interest, to landing fees,
                                             based upon the following
                                             percentage:

                                             -        15 % of the deferred
                                                      amount in FY2007, plus
                                                      accrued interest
                                             -        40% of the deferred amount
                                                      in FY2008, plus accrued
                                                      interest
                                             -        40% of the deferred amount
                                                      in FY2009, plus accrued
                                                      interest
                                             -        5% of the deferred amount
                                                      in FY2010, plus accrued
                                                      interest


                  3. The Net Airfield Cost shall then be divided by the estimated Total Landed Weight (expressed in thousands of pounds) of the Signatory Airlines operating at the Airport to determine the landing fee rate per 1,000 pounds of aircraft weight for a given Fiscal Year.

         D.       ENVIRONMENTAL SURCHARGE

                  Signatory Airlines operating stage 2 and/or stage 3 aircraft at the Airport shall pay an environmental surcharge and excess stage 2 fee, and shall receive a stage 3 credit, as applicable, for operations of stage 2 and stage 3 aircraft at the Airport until January 1, 2000 at which time the environmental surcharge, excess stage 2 fee, and stage 3 credit will be terminated and the applicable costs shall be included in the landing fees as provided elsewhere in this Agreement. MAC shall calculate the environmental surcharge, excess stage 2 fee, and stage 3 credit in the following manner and as illustrated in Exhibit N.

                  1. MAC shall calculate the environmental surcharge prior to the beginning of the Fiscal Year based on the estimated Off-Airport Aircraft Noise Costs and shall recalculate the environmental surcharge following the end of the Fiscal Year based on procedures in Section J of this Article. MAC shall calculate the excess stage 2 fee and stage 3 credit following the end of the Fiscal Year based on actual costs and operations.

                  2. MAC shall calculate the environmental surcharge rate by dividing the estimated annual Off-Airport Aircraft Noise Costs, net of environmental surcharges paid by nonsignatory airlines, by the total number of Stage 2 and Stage 3 Operations of Signatory Airlines at the Airport to produce a rate per aircraft operation.

                  3. MAC shall calculate the excess stage 2 fee rate by multiplying the annual environmental surcharge rate by thirty (30) percent to produce an excess stage 2 fee rate per Stage 2 Operation.

                  4. The stage 3 credit shall be equal to the total excess stage 2 fees paid by the Signatory Airlines at the Airport in a given Fiscal Year.

                  5. Credits under this Section shall not exceed fees under this Section for any Signatory Airline in a given Fiscal Year.

         E.       TERMINAL APRON FEES

                  MAC shall calculate the terminal apron rate in the following manner and as illustrated in Exhibit N.

                  1. The total estimated Terminal Apron Cost shall be calculated by totaling the following annual amounts:

                           a. The total estimated direct and allocated indirect Operation and Maintenance Expenses allocable to the Terminal Apron cost center.

                           b. The estimated direct and allocated indirect depreciation and imputed interest on the net Capital Cost (after grants and PFCs) allocable to the Terminal Apron cost center (excluding hydrant fueling repairs and modifications).

                           c. The total estimated direct and allocated indirect cost (net of grants and PFCs) of Capital Outlays allocable to the Terminal Apron cost center.

                           d. The amounts required to be deposited to funds and accounts pursuant to the terms of the Trust Indenture, including, but not limited to, its debt service reserve funds allocable to the Airfield cost center. MAC agrees to exclude from the calculation of landing fees the amounts which it may deposit from time to time to the maintenance and operation reserve account and the Coverage Account established and maintained pursuant to the Trust Indenture except for such amounts which are necessary to be deposited to the Coverage Account in order for MAC to meet its rate covenant under the Trust Indenture.

                  2. The Terminal Apron Cost shall then be divided by the total estimated lineal feet of Terminal Apron, to determine the terminal apron rate per lineal foot for a given Fiscal Year. For the purposes of this calculation, lineal feet of Terminal Apron shall be computed as the sum of the following:

                           a. Lineal feet of Terminal Apron excluding the lineal feet of Regional Ramp; and

                           b. Weighted lineal feet of Regional Ramp, which MAC shall compute as the lineal feet of Regional Ramp weighted by the ratio of the average depth of the Regional Ramp to the average depth of other areas of the Terminal Apron.

         F.       REGIONAL RAMP FEES

                  MAC shall calculate the regional ramp fee for Preferential and Common Use parking positions in the following manner and as illustrated in Exhibit N.

                  1. The total estimated Regional Ramp Cost shall be calculated by multiplying the terminal apron rate per lineal foot by the weighted lineal feet of Regional Ramp.

                  2. The Regional Ramp Cost shall be divided by the total number of aircraft parking positions on the entire Regional Ramp to compute the fee per Preferential Use parking position.

                  3. The Common Use Regional Ramp Cost shall be calculated by multiplying the fee per Preferential Use parking position by the number of Common Use parking positions.

                  4. The Common Use Regional Ramp Cost shall, to the extent feasible, be fully recovered through a use fee established by MAC taking into consideration Common Use Regional Ramp Cost and expected utilization of Common Use parking positions on the Regional Ramp.

                  5. MAC shall assess no additional charges for areas on the Regional Ramp designated by MAC for Airline ground service equipment.

         G.       TERMINAL BUILDING RENTS

                  MAC shall calculate the terminal building rental rate for unjanitored and janitored space in the Terminal Building as set forth in Subsections 1 and 2 of this Section.

                  1. MAC shall calculate the terminal building rental rate for unjanitored space in the Terminal Building in the following manner and as illustrated in Exhibit N.

                           a. The total estimated Terminal Building Cost shall be calculated by totaling the following annual amounts:

                                    1)      The total estimated direct and
                                            allocated indirect Operation and
                                            Maintenance Expenses allocable to
                                            the Terminal Building cost center.

                                    2)      The estimated direct and allocated
                                            indirect depreciation and imputed
                                            interest on the net Capital Cost
                                            (after grants and PFCs) allocable to
                                            the Terminal Building cost center.
                                            MAC agrees to defer the start of
                                            recovery through terminal building
                                            rents of depreciation and imputed
                                            interest on $121.574 million of
                                            project costs included in the Green
                                            Concourse Extension Program from
                                            their original date of
                                            beneficial occupancy to 2006.
                                            Carrying costs for such projects
                                            during this deferral period shall be
                                            calculated with the amount added to
                                            the original project cost (which, if
                                            debt funded, includes the allocated
                                            portion of capitalized interest,
                                            issuance costs, and other such cost
                                            elements related to such debt) for
                                            recovery through the project's
                                            depreciation and imputed interest
                                            calculations starting in 2006.
                                            Depreciation and imputed interest on
                                            these projects shall be recovered
                                            over the depreciation periods set
                                            forth by in Article VI. B. 2.

                                    3)      The total estimated direct and
                                            allocated indirect cost (net of
                                            grants and PFCs) of Capital Outlays
                                            allocable to the Terminal Building
                                            cost center.

                                    4)      The amounts required to be deposited
                                            to funds and accounts pursuant to
                                            the terms of the Trust Indenture,
                                            including, but not limited to, its
                                            debt service reserve funds allocable
                                            to the Airfield cost center. MAC
                                            agrees to exclude from the
                                            calculation of landing fees the
                                            amounts which it may deposit from
                                            time to time to the maintenance and
                                            operation reserve account and the
                                            Coverage Account established and
                                            maintained pursuant to the Trust
                                            Indenture except for such amounts
                                            which are necessary to be deposited
                                            to the Coverage Account in order for
                                            MAC to meet its rate covenant under
                                            the Trust Indenture.

                           b. The total estimated Terminal Building Cost shall be reduced by the total estimated annual amounts of the following items to determine the Net Terminal Building Cost:

                                    1)       Reimbursed expense for steam and
                                             chilled water on the Gold
                                             Concourse;

                                    2)       Carrousel and conveyor Capital Cost
                                             and Operation and Maintenance
                                             Expense; and

                                    3)       Janitorial Operation and
                                             Maintenance Expenses, as determined
                                             by MAC.

                           c. The Net Terminal Building Cost shall then be divided by the total estimated Rentable Space in the Terminal Building to determine the terminal building rental rate per square foot for unjanitored space for a given Fiscal Year. (See Initial Rentable Square Footage, Exhibit O).

                  2. MAC shall calculate the terminal building rental rate for janitored space by totaling the following rates and as illustrated in Exhibit N:

                           a. The terminal building rental rate per square foot for unjanitored space for a given Fiscal Year, as calculated in this Section; and

                           b. An additional rate per square foot, the janitored rate, calculated by dividing the total estimated direct janitorial Operation and Maintenance Expenses, as determined by MAC, by the total janitored space in the Terminal Building (excluding MAC and mechanical space).

         H.       CARROUSEL AND CONVEYOR CHARGE

                  1. MAC shall calculate the carrousel and conveyor charge, as illustrated in Exhibit N, by totaling the following annual amounts: equipment charges associated with the carrousel and conveyor, including annual depreciation and imputed interest, maintenance expense, and service charge.

                  2. MAC shall prorate the carrousel and conveyor charge among the Signatory Airlines using the Common Use Formula.

         I.       IAF USE FEES

                  The IAF use fee for use of the IAF and any associated gates shall be effective through December 31, 2015 and shall be based upon:

                  1. The cost of the maintenance and operation of the International Arrivals Facility which may include, but is not limited to:

                           a.       utilities;

                           b.       cleaning:

                           c.       maintenance (including the costs of
                                    maintaining the security equipment that
                                    existed as of April 1998), repair and
                                    replacement cost allocation;

                           d.       police, fire, and administrative cost
                                    allocation;

                           e. costs of providing passenger baggage carts, if any;

                           f. costs of providing staff parking for federal inspections agency staff; and

                           g. $4.17 per square foot recoupment for lost rental area in the Gold Concourse.

                  2. Costs associated with the operation of dual international arrivals facility locations at the Airport, based on the appropriate allocation of costs between the two facilities, not otherwise funded by the federal inspections agencies including, but not limited to additional personnel and equipment used by those agencies; and

                  3.       Excess construction and financing costs, if any; and

                  4. Costs of improvements (defined as $0.32 (32 cents) per international arriving passenger) at the Humphrey Terminal that would have been paid by the Airlines who will now use the International Arrivals Facility until such time as this fee is no longer collected at the Humphrey Terminal.

                  Items (1) through (3) above, for which AIRLINE will be billed monthly, shall be set annually at an estimated charge through MAC's budget process and then adjusted at year end for actual costs pursuant to certified audit by MAC's external auditors and such difference shall be charged or credited to AIRLINE and paid by AIRLINE or MAC within thirty (30) days thereafter.



         J.       YEAR-END ADJUSTMENTS OF RENTS, FEES, AND CHARGES

                  1. As soon as practical following the close of each Fiscal Year, but in no event later than July 1, MAC shall furnish AIRLINE with an accounting of the costs actually incurred and revenues and credits actually realized during such Fiscal Year with respect to each of the components of the calculation of the rents, fees, and charges calculated pursuant to this Article broken down by rate making Cost Center.

                  2. In the event AIRLINE's rents, fees, and charges billed during the Fiscal Year exceed the amount of AIRLINE's rents, fees, and charges required (as recalculated based on actual costs and revenues), such excess shall be refunded or credited to AIRLINE.

                  3. In the event AIRLINE's rents, fees, and charges billed during the Fiscal Year are less than the amount of AIRLINE's rents, fees, and charges required (as recalculated based on actual costs and revenues), such deficiency shall be charged to AIRLINE in a supplemental billing.

VII.     CAPITAL EXPENDITURES

         A.       GENERAL

                  1. Subject to the provisions of Sections B and D of this Article, MAC may incur costs to plan, design, and construct Capital Projects to preserve, protect, enhance, expand, or otherwise improve the Airport System, or parts thereof, at such time or times as it deems appropriate, and may recover through airline rents, fees, and charges the costs of such Capital Projects.

                  2. Subject to the provisions of this Article, MAC may pay the Capital Cost associated with any Capital Project using funds lawfully available for such purposes as it deems appropriate, and may issue Airport Bonds in amounts sufficient to finance any Capital Project.

                  3.       MAC will use its best efforts to obtain and maximize:
                           (a) federal and state grants, including MNDOT and AIP grants; (b) one hundred eighty six million dollars ($186,000,000) in federal letter of intent ("LOI") and side agreements; and (c) fifty million dollars ($50,000,000) in additional entitlement/discretionary money for a total of two hundred thirty six million dollars ($236,000,000). In the event MAC decides to issue debt to interim finance project costs otherwise chargeable to cost centers affecting airline rates and charges expected to be paid from the future receipt of LOI discretionary grants it will include interest and issuance costs associated with this debt in the calculation of airline rates and charges.

                  4. This Agreement shall not be interpreted: (a) to impair the authority of MAC to impose a Passenger Facility Fee or to use the Passenger Facility revenue as required by the PFC legislation or PFC Regulations; (b) to restrict MAC from financing, developing or assigning new capacity at the Airport with Passenger Facility revenue if and to the extent such restriction would violate the PFC legislation or PFC Regulations; (c) to preclude MAC from funding, developing, or assigning new capacity at the Airport with PFC revenue in any manner required by the PFC legislation or the PFC Regulations; or (d) to prevent MAC from exercising any other right it is required to retain by the PFC legislation or PFC Regulations if and to the extent it is so required to be retained by the PFC legislation or PFC Regulations. Subject to these provisions, however, MAC and AIRLINE agree as follows:

                           a. AIRLINE and MAC agree that MAC may impose a PFC throughout the Term of this Agreement.

                           b. MAC will use all PFC revenue, including PFCs attributable to increases in the PFC collection rate, collected during the Term of this Agreement to pay the Capital Costs of the 2010 Plan, as the same may be amended pursuant to the terms of this Agreement, and any associated debt service, except that to the extent that PFC's are not legally authorized to be used for such purpose under applicable law, they may be expended for the purposes for which they are legally authorized.

                           c. Actual PFC revenue from the lesser of ninety percent (90%) of Originating Passengers or forty-five percent (45%) of Enplaned Passengers for the period from 2011 to 2030 will be applied to fund Capital Costs associated with the 2010 Plan before being applied in any other manner. A portion (as defined below) of the PFC's expected to be collected for the period from 2011 to 2030 will be used to structure a bond issue to fund Capital Costs associated with the 2010 Plan. Such Capital Costs will not be charged to airline cost centers, however debt service not actually paid with PFC's may be recovered from the Airlines through a special charge to the appropriate airline cost center. This "portion" shall be determined by MAC, after consultation with its financial advisors in conjunction with the issuance of debt associated with the 2010 Plan, based upon its projections of the amount of PFC revenue which will be generated from the LESSER of ninety percent (90%) of the projected Originating Passengers or forty-five percent (45%) of the projected Enplaned Passengers for the period from 2011 to 2030, based upon MAC's forecasts of passenger growth and an assumed $5.00 per passenger PFC collection rate.

                  5. MAC agrees to structure debt so that MAC's construction fund balance will not exceed one hundred twenty-five million dollars ($125,000,000) on December 31, 2010. Any excess beyond this amount will be applied to reduce debt.

                  6. Annually MAC shall submit to each Signatory Airline a report on the Capital Projects that MAC plans to commence during a Fiscal Year. MAC may from time to time amend or supplement such report for the then-current year by providing supplementary notice to each Signatory Airline. The report (or supplemental report) shall contain the following information:

                           a. A description of each Capital Project, together with statement of the need for and benefits to be derived from each Capital Project.

                           b. A schedule of estimated project costs and proposed funding sources for each Capital Project.

                           c. A notice requesting MII approval of the Capital Projects, if any, that are subject to MII review under Section B of this Article.

         B.       CAPITAL PROJECTS SUBJECT TO MII REVIEW

                  MAC may not recover through airline rents, fees, or charges the Capital Costs, including the Off-Airport Aircraft Noise Costs, of any Capital Project in the Airfield Cost Center whose gross project costs exceed one million dollars ($1,000,000) without the prior approval of a Majority-in-Interest of Signatory Airlines.

                  1. Each Capital Project, which is subject to this Section B, shall be deemed to be "Approved by a Majority-In-Interest of Signatory Airlines" unless MAC receives, within forty-five (45) days of mailing the report specified in Section A of this Article, either: (a) written responses from a Majority-In-Interest of Signatory Airlines and such responses signify that a Majority-In-Interest of Signatory Airlines disapprove such Capital Project or
                           (b) a certificate from the chair of the MSP Airport Affairs Committee, with supporting documentation establishing that a Majority-In-Interest of Signatory Airlines disapprove such Capital Project.

                  2. MAC may proceed with any Capital Project that was disapproved by a Majority-In-Interest of Signatory Airlines; provided, however, that MAC may not recover through airline rents, fees, or charges the Capital Costs, including the Off-Airport Aircraft Noise Costs, of any disapproved Capital Project.

                  3. Notwithstanding the foregoing and subject to the limitations described below, the 2010 Plan Airfield Programs shall be deemed to be Approved by a Majority-in-Interest of Signatory Airlines.

         C.       CAPITAL PROJECTS NOT SUBJECT TO MII REVIEW

                  Without the prior approval of a Majority-In-Interest of Signatory Airlines, MAC may incur costs to plan, design, and construct at such time or times as it deems appropriate, and may recover through airline rents, fees, and charges the costs of the following Capital Projects:

                  1. Any Capital Project that is not in the Airfield Cost Center except as set forth in D. below.

                           MAC plans to undertake a program of improvements to the Airport System known as the 2010 Plan. The 2010 Plan, which is described in Exhibit I, includes Capital Projects that are not in the Airfield Cost Center as well as the 2010 Plan Airfield Programs. Such Capital Projects are so identified in Exhibit I.

                  2. Any Capital Project in the Airfield Cost Center that is necessary to comply with a rule, regulation, or order of any governmental agency, other than an ordinance of MAC, that has jurisdiction over the operation of the Airport.

                  3. Any Capital Project in the Airfield Cost Center that is necessary to satisfy a final judgment against MAC rendered by a court of competent jurisdiction.

                  4. Any Capital Project in the Airfield Cost Center that is necessary to repair casualty damage, the cost of which exceeds the proceeds of applicable insurance; provided that the MAC may recover the Capital Cost of such repair only to the extent that the cost of reconstruction or replacement exceeds the insurance proceeds available for such purposes.

         D.       2010 PLAN AIRFIELD PROGRAMS

                  1. Subject to the limitations described below, MAC has the right to incur costs to plan, design, and construct at such time or times as it deems appropriate and to recover through airline rents, fees, and charges the costs of the 2010 Plan Airfield Programs, which are identified in Exhibit I.

                  2. MAC may add, delete, or otherwise modify components of the 2010 Plan Airfield Programs; provided, however, that no such modifications may materially change the scope of any of the 2010 Plan Airfield Programs without the prior approval of a Majority-In-Interest of Signatory Airlines. MAC shall provide Signatory Airlines with annual updates on the progress of the 2010 Airfield Programs including modifications to the 2010 Plan Airfield Program in reasonable detail.

                  3. MAC will use its best efforts to obtain a letter of intent for AIP discretionary grants to fund eligible costs of the Runway 17/35 Program.

                  4. The Original Cost Estimate (stated in 1998 dollars) of each 2010 Plan Airfield Program is presented in
                           Exhibit I. MAC may not exceed the Original Cost Estimate of any 2010 Plan Airfield Program except as set forth in this Section.

                  5. MAC may revise the Original Cost Estimate of a 2010 Plan Airfield Program as follows:

                           a. From time to time to reflect material scope changes approved by MAC and by a Majority-In-Interest of the Signatory Airlines; and

                           b. Annually in accordance with changes in inflation. Such revision shall be calculated by adjusting the Original Cost Estimate (as revised to reflect material scope changes) by changes in the ENGINEERING NEWS RECORD Construction Cost Index for Minneapolis.

                           c. To reflect increases in the cost of the Noise Mitigation Program caused by increases in the size of the approved 65 DNL noise contour, as documented in the FAR Part 150 Program.

                  6. MAC shall develop and maintain Current Cost Estimates for each of the 2010 Plan Airfield Programs.

                  7. In the event the Current Cost Estimate of any of the 2010 Plan Airfield Programs exceeds the Original Cost Estimate, as revised, for such Program, then the MAC at its sole discretion shall do one or more of the following:



                           a. After consultation with Airlines, modify or defer until after 2010 a sufficient number of projects contained in such Program so that the Current Cost Estimate does not exceed the Original Cost Estimate, as revised in accordance with Paragraph D.5. of this Section; or

                           b. Fund the amount of the excess and exclude depreciation and interest on such amount from the calculation of rents, fees, and charges; or

                           c. Obtain approval for additional costs from a Majority-In-Interest of Signatory Airlines. The Majority-In-Interest approval is required only on the portion of the Current Cost Estimate that exceeds the Original Cost Estimate, as revised in accordance with Paragraph D.5. of this Section.

VIII.    INSTALLATION, MAINTENANCE AND UTILITIES

         A.      OBLIGATIONS OF MAC

                  1. MAC shall maintain and operate the Airport in conformance with all rules and regulations of the FAA and any other governmental agency having jurisdiction thereof, provided that nothing herein contained shall be deemed to require MAC to enlarge the Airport, to make expansions or additions to the landing areas, runways or taxiways, or other appurtenances of the Airport. In limitation of the foregoing, it is expressly agreed that if funds for the provision, maintenance and operation of the control tower, instrument landing system, ground control approach and/or other air navigation aids or other facilities required or permitted by the United States and needed by AIRLINE for AIRLINE's operation at the Airport, which are now, or may hereafter be furnished by the United States, are discontinued MAC shall not be required to furnish such facilities.

                  2. Except as otherwise specifically provided herein, MAC during the Term of this Agreement shall, in accordance with acceptable FAA standards, and other applicable statutes or regulations, operate, maintain, and keep in good repair the Airport, including the Terminal Complex, vehicular parking spaces, and all appurtenances, facilities and services therein, including, without limiting the generality hereof, all field lighting and other appurtenances, facilities and services which MAC is to furnish hereunder, and Common Use Premises. MAC shall make repairs thereto, though occasioned by negligence of AIRLINE or its employees, agents, or invitees. MAC may recover from AIRLINE such portion of the cost of such repairs as is not recoverable through MAC's insurance on such damaged or destroyed structures or facilities.

                  3. It is further agreed that nothing in this Agreement shall prevent MAC from making such commitments to the Federal Government or to the State of Minnesota as may be required in order to qualify for the expenditure of Federal or State funds on the Airport. Such commitments shall be without prejudice to AIRLINE's right to claim damages therefrom. In furtherance of the foregoing, MAC shall:

                           a. Keep the Airport reasonably free from obstructions, including the removal and clearing of snow, grass, stone, or other foreign matter as necessary and with reasonable promptness from the runways, taxiways and loading areas, and areas immediately adjacent thereto in order to insure the safe, convenient, and proper use of the Airport by AIRLINE and others.

                           b. Keep public areas of the Terminal Complex adequately supplied, equipped, furnished and decorated, and operate and maintain a public address system and adequate directional signs in the Terminal Complex and throughout the Airport, including but not limited to signs indicating the location of public restaurants, restrooms, newsstands, telephones, telegraph, baggage counters, and all other facilities for passenger or public use in the Terminal Complex or elsewhere on the Airport.

                  4.       MAC shall:

                           a.       Provide and supply adequate heat,
                                    conditioned air, water and adequate lighting for the Terminal Complex and loading ramps, and adequate field lighting on or for the Airport (See Article IV.B.).

                           b. Provide reasonable access to existing sewer, water, heating/cooling, electrical and other available utilities in the Terminal Complex, with cost of connection to be borne by Airlines.

                           c.       Provide janitors and other cleaners
                                    necessary to keep the areas outlined in
                                    Exhibit P, the unleased Rentable Space, and the field and runway areas of the Airport at all times safe, clean, neat, orderly, sanitary, and presentable. AIRLINE may janitor its Preferential Use holdroom areas if in the judgment of MAC's Executive Director the level of cleaning meets MAC's consistently applied standards.

                           d. Provide space in the Terminal Building and arrange for the professional operation of restaurants for the purpose of selling food, beverages, and merchandise to the public.

                  5. MAC shall perform maintenance in the Terminal Complex and surrounding areas in compliance with Exhibit P and as further defined in this Article. Any changes to that responsibility must be incorporated as an amendment to this Agreement.

                  6. MAC by its authorized officers, employees, agents, contractors, subcontractors, or other representatives, shall have the right (at such times as may be reasonable under the circumstances and with as little interruption of AIRLINE's operation as is reasonably practicable) to enter AIRLINE's Exclusive, Preferential, or Common Use Premises for the following purposes:

                           a. To inspect such space to determine whether AIRLINE has complied and is currently in compliance with the terms and conditions of this Agreement.

                           b. Upon reasonable notice to perform such maintenance, cleaning, or repair as MAC's Executive Director deems necessary, if AIRLINE fails to perform its obligations under this Article VIII, and to recover the reasonable cost of such maintenance, cleaning, or repair from AIRLINE.

                  7.       With regard to the IAF, MAC shall:

                           a. Operate, maintain, and keep the IAF space in good repair and shall keep it adequately supplied, equipped, furnished and decorated, and operate and maintain adequate directional signs.

                           b.       Provide janitors and other cleaners
                                    reasonably necessary to keep the IAF space, including Federal office space, safe, clean, neat, orderly, sanitary, and presentable.

         B.       OBLIGATIONS OF AIRLINE

                  1. AIRLINE shall, in accordance with Exhibit P, attached hereto, be responsible for and shall perform or cause to be performed janitorial, maintenance, and repair of the Exclusive Premises in a neat and orderly condition and shall repair or replace as needed all improvements, installations, fixtures and equipment to be initially installed by it hereunder. Where damage is caused by negligence of MAC, its officers, agents, or employees, AIRLINE may recover from MAC the cost of repairs to the extent but only to the extent that the cost of such repairs is not recoverable through insurance of AIRLINE on such improvements, installations, fixtures and equipment. AIRLINE shall not commit nor permit any waste of or to the Premises or to apron areas adjacent to AIRLINE's holdroom. Explicitly in furtherance of the foregoing the AIRLINE shall:

                           a. Whether alone or in conjunction with other Airlines at the Airport provide sufficient porter service and common bag claim service in the area designated for the convenience of AIRLINE's passengers, and

                           b. Not permit the accumulation in the Premises or on the apron area adjacent to its holdroom of rubbish, debris, waste material, or anything detrimental to health or unsightly or likely to create a fire hazard, but shall make prompt disposition thereof.

                  2. Subject to MAC's Rules and Regulations and Ordinances, AIRLINE may, from time to time, install additional facilities and improvements and modify or expand existing facilities or improvements in its Exclusive and Preferential Use Premises. Before entering into any contract for such work, or commencing work with its own personnel, AIRLINE shall first submit to MAC for its prior written approval a request (in a form prescribed by MAC) accompanied by a set of complete construction plans and specifications for the proposed work. The work shall not interfere with the operation of the Airport and flights to and from the same on a 24 hours per day, 7 days per week basis. In completing the work approved the AIRLINE shall:

                           a. If requested by MAC (but only to the extent required by law), require the contractor and any subcontractor to furnish a performance bond and payment bond, approved as to form and substance by MAC.

                           b. Deliver to MAC "as built" drawings of the work actually performed by it and shall keep such drawings current showing any changes or modification made in or to its Exclusive and Preferential Use Premises.

                  3. With regard to the IAF, AIRLINE is responsible for handling and disposing of all international waste on AIRLINE's aircraft in accordance with the requirements of the United States Department of Agriculture.

IX.      DAMAGE OR DESTRUCTION OF PREMISES

         A.       DAMAGE OR DESTRUCTION

                  1. If any building of MAC in which AIRLINE occupies Premises hereunder shall be partially damaged by fire, explosion, the elements, the public enemy, or other casualty, but shall not be rendered thereby untenantable, the same shall be repaired with due diligence by MAC. If the damage shall be so extensive as to render such building untenantable in whole or in part but capable of being repaired in ninety (90) days, the same shall be repaired with due diligence by MAC and the rent payable hereunder with respect to the portion of AIRLINE's Premises so rendered untenantable shall be proportionately paid up to the time of such damage and shall thence forth cease and be abated until such time as such untenantable portion of such building shall be fully restored to tenantable condition.

                  2. In case any such building is completely destroyed by fire, explosion, the elements, the public enemy, or other casualty, or be so damaged that the same cannot reasonably be repaired with due diligence by MAC within ninety (90) days of such casualty, MAC shall, within sixty (60) days of such casualty give AIRLINE written notice that it intends or does not intend to repair or reconstruct such building, as follows:

                           a. In the event MAC elects to repair and reconstruct the building, then the same shall be repaired with due diligence by MAC and the rent payable hereunder with respect to the portion of AIRLINE's Premises rendered untenantable as a result of such casualty shall be proportionately paid up to the time of such casualty and shall thenceforth cease and be abated until such time as such untenantable portion of such building shall be restored to tenantable condition.

                           b. In the event MAC determines not to repair or reconstruct such building (whether by delivery of notice to said effect or by deemed notice as hereinafter described), then this Agreement shall be deemed terminated as to the portion of the AIRLINE's Premises rendered untenantable as a result of such casualty with respect to such portion, and rent payable hereunder with respect to such portion shall be proportionately paid through the date of such casualty and shall thenceforth cease.

                                    If no written notice of intention to repair and restore is timely received by AIRLINE within the above-referenced sixty (60) day period, then MAC shall be deemed to have elected not to repair or reconstruct the building. Except as expressly set forth in this Article IX, MAC shall have no obligation to repair or rebuild any of the facilities at the Airport in the event of damage by the elements, fire, explosions or other casualty or causes beyond the control of MAC.

                           c. Proceeds of any insurance maintained by MAC payable with respect to such casualty shall be applied to such repair or reconstruction or shall be credited to the appropriate Airport Cost Centers.

         B.       FORCE MAJEURE

                  Except as expressly provided in this Agreement, neither MAC nor AIRLINE shall be deemed to be in default hereunder if either party is prevented from performing any of the obligations, other than payment of rents, fees and charges hereunder, by reason of strikes, boycotts, labor disputes, embargoes, shortages of energy or materials, acts of the public enemy, prolonged unseasonable weather conditions and the results of acts of nature, riots, rebellion, sabotage, or any other similar circumstances for which it is not responsible or which are not within its control.

X.       INDEMNITY AND LIABILITY INSURANCE

         A.       INDEMNIFICATION

                  1. AIRLINE agrees to indemnify, defend, save and hold harmless MAC and its Commissioners, officers, and employees (collectively, "Indemnitees") from and against any and all liabilities, losses, damages, suits, actions, claims, judgments, settlements, fines or demands of any person other than an Indemnitee arising by reason of injury or death of any person, or damage to any property, including all reasonable costs for investigation and defense thereof (including but not limited to attorneys' fees, court costs, and expert fees), of any nature whatsoever arising out of or incident to (a) the use or occupancy of, or operations of AIRLINE at or about the Airport, or (b) the acts or omissions of AIRLINE's officers, agents, employees, contractors, subcontractors, licensees, or invitees, regardless of where the injury, death or damage may occur, unless such injury, death or damage is caused by (i) the negligent act or omission of an Indemnitee whether separate or concurrent with negligence of others, including AIRLINE or (ii) the breach by an Indemnitee of this Agreement. MAC shall give AIRLINE reasonable notice of any such claims or actions. In indemnifying or defending MAC, AIRLINE shall use legal counsel reasonably acceptable to MAC and shall control the defense of such claim or action.

                  2. AIRLINE further agrees that if a prohibited incursion into the Air Operations Area occurs, or the safety or security of the Air Operations Area, the Airfield, or other sterile area safety or security is breached by or due to the negligence or willful act or omission of any of AIRLINE's employees, agents, or contractors and such incursion or breach results in a civil penalty action being brought against the MAC by the U.S. Government, AIRLINE agrees to reimburse MAC for all expenses, including attorney fees, incurred by MAC in defending against the civil penalty action and for any civil penalty or settlement amount paid by MAC as a result of such incursion or breach of airfield or sterile area security. MAC shall notify AIRLINE of any allegation, investigation, or proposed or actual civil penalty sought by the U.S. Government for such incursion or breach. Civil penalties and settlement and associated expenses reimbursable under this Paragraph include but are not limited to those paid or incurred as a result of violation of FAR Part 107, "Airport Security," FAR Part 108, "Airplane Operator Security," or FAR Part 139, "Certification and Operations: Land Airports Serving Certain Air Carriers."

                  3. The provisions of this Article shall survive the expiration of this Agreement with respect to matters arising before such expiration or before early termination or before relinquishment of Premises.

         B.       LIABILITY INSURANCE

                  1. AIRLINE shall provide, without cost or expense to MAC, and maintain in force throughout the full Term hereof the following insurance coverages as appropriate, insuring AIRLINE and MAC against the liabilities set forth in Subsection A next above:

                           a.       Aircraft liability insurance and
                                    comprehensive general public liability
                                    insurance for claims of property damage, bodily injury, or death allegedly resulting from AIRLINE's activities into, on, and leaving any part of the Airport, in an amount not less than three hundred million dollars ($300,000,000) per occurrence for Airlines operating aircraft over one hundred
                                    (100) seats, and not less than two hundred million dollars ($200,000,000) for Airlines operating aircraft with ninety-nine (99) or fewer seats, and not less than one hundred million dollars ($100,000,000) for Airlines operating aircraft with fifty-nine (59) or fewer seats. For purposes of this Section, the number of seats is determined based upon the largest aircraft in AIRLINE's fleet.

                           b. Liquor liability insurance for any facility of AIRLINE serving alcoholic beverages on the Airport in an amount not less than ten million dollars ($10,000,000).

                           c. Hangarkeepers liability insurance in an amount adequate to cover any non-owned property in the care, custody and control of AIRLINE on the Airport, but in any event in an amount not less than five million dollars ($5,000,000).

                           d. Automobile liability insurance in an amount adequate to cover vehicles operating on the Airport in an amount not less than five million dollars ($5,000,000) combined single limit.

                  2. Notwithstanding anything to the contrary in this Article, MAC may allow the insurance coverage required herein to be provided through a self-insurance plan established by AIRLINE. The self-insurance plan may consist of a combination of primary, excess umbrella insurance and self-insurance protection and must be no less than the limits stated in the Article. The self-insurance plan must be approved in writing by MAC prior to becoming effective at the Airport. If AIRLINE requests MAC's approval of a self-insurance plan, it must submit a copy of its self-insurance plan, current financial statements annually showing the limits of its established self-insurance retention and proof of the primary and excess umbrella insurance. If the self-insurance plan is approved by the MAC and becomes effective, AIRLINE shall not increase the self-insurance retention levels stated in the self-insurance plan approved by MAC.

                  3. MAC, in operating the Airport, will carry and maintain comprehensive general liability insurance in such amounts as would normally be maintained by public bodies engaged in carrying on similar activities. MAC presently carries three hundred million dollars ($300,000,000) of comprehensive general liability insurance.

                  4. MAC reserves the right to periodically review any and all policies of insurance and to reasonably adjust the limits of coverage required hereunder from time to time throughout the period of this Agreement. In such event, MAC shall provide AIRLINE with written notice of such adjusted limits and AIRLINE shall comply within sixty (60) days of receipt thereof to the extent such coverage is available on commercially reasonable terms.

                  5. All policies of insurance required herein shall be in a form and with a company or companies reasonably satisfactory to MAC and shall name MAC as an additional insured to the extent AIRLINE is required to indemnify MAC pursuant to Subsection A above. Each such policy shall provide that such policy may not be materially changed (e.g., coverage limits reduced below the minimum specified in this Agreement) or otherwise materially altered, or cancelled by the insurer during its term without first giving at least thirty (30) days written notice to MAC. Policies or certificates of valid policies of insurance with required coverages shall be delivered to MAC.

                  6. Before the expiration of any then current policy of insurance, AIRLINE shall deliver to MAC evidence that such insurance coverage has been renewed.

                  7. If at any time AIRLINE shall fail to obtain or to maintain in force the insurance required herein, MAC may notify AIRLINE of its intention to purchase such insurance for AIRLINE's account. If AIRLINE has not delivered evidence of insurance to MAC before the date on which the current insurance expires, MAC may provide such insurance by taking out policies in companies satisfactory to it. Such insurance shall be in amounts no greater than those stipulated herein or as may be in effect from time to time. The amount of the premiums paid for such insurance by MAC shall be paid by AIRLINE upon receipt of MAC's billing therefor, with interest at the prime interest rate announced by a major money center bank.

                  8. MAC shall cause the Terminal Complex including the loading piers, but exclusive of improvements, facilities and fixtures constructed or installed by AIRLINE and concessionaires as their separate leasehold improvements, to be insured throughout the Term of the Agreement for not less than 90 percent of its and their full insurable value against perils of fire, extended coverage, vandalism, and malicious mischief. MAC shall also carry boiler and pressure vessel explosion, sprinkler leakage and glass breakage insurance. AIRLINE shall be relieved from liability under this Article X and Commission waives all right of recovery from AIRLINE hereunder for damage or destruction of its property insured hereunder to the extent but not beyond the extent that such cost of repair is recoverable through such insurance provided, however, that AIRLINE shall reimburse the Commission for any increase in premium resulting from inclusion therein of a waiver of subrogation endorsement.

                  9. AIRLINE shall cause all improvements, installations, fixtures and equipment installed by it hereunder to be insured throughout the Term of the Agreement for not less than 90 percent of their full insurable value against perils of fire, extended coverage, vandalism and malicious mischief, and with pressure vessel coverage.

         C.       OTHER INSURANCE

                  MAC may carry additional insurance in such amounts and of such types as would normally be maintained by public bodies engaged in carrying on similar activities.

         D.      ENVIRONMENTAL LIABILITY

                 1.        INDEMNIFICATION

                           AIRLINE hereby indemnifies and agrees to defend, protect, and hold harmless, MAC and its Commissioners, officers, employees and agents, and their respective successors, as well as successors in title to any interest in the Premises (hereafter "Environmental Indemnitees"), from and against any and all losses, liabilities, fines, damages, injuries, penalties, response costs, or claims of any and every kind whatsoever paid, incurred or asserted against, or threatened to be asserted against, any Environmental Indemnitee, ("Environmental Claims"), including, without limitation: (a) all consequential damages; (b) the reasonable costs of any investigation, study, removal, response or remedial action, as well as the preparation and implementation of any monitoring, closure or other required plan or response action; and (c) all reasonable costs and expenses incurred by any Environmental Indemnitee in connection therewith, including but not limited to, reasonable fees for attorney and consultant services; which Environmental Claims arise out of or relate to
                           (i) the presence on, in or under, or the escape, seepage, leakage, spillage, discharge, deposit, disposal, emission or release of Environmentally Regulated Substances on, in or from the Premises or AIRLINE's use of the Airport pursuant to this Agreement, not in full accordance with Environmental Law arising out of AIRLINE's past or present operations during the Term of this Agreement or (ii) any inaccuracy, incompleteness, breach or misrepresentation under Subsections D.2. of this Article and Article XVI.B.4. of this Agreement. If any indemnified claim or action shall be brought against any Environmental Indemnitee hereunder, then after such Environmental Indemnitee notifies AIRLINE thereof, AIRLINE shall be entitled to participate therein as a party, and shall assume the defense thereof at the expense of the AIRLINE with counsel reasonably satisfactory to such Indemnitee and AIRLINE shall be entitled to settle and compromise any such claim or action; provided, however, that such Environmental Indemnitee may elect to be represented by separate counsel, at such Environmental Indemnitee's sole expense, and if such Environmental Indemnitee so elects, such settlement or compromise shall be effected only with the consent of such Environmental Indemnitee, which shall not be unreasonably withheld and shall be granted if such settlement or compromise provides for a complete release of such Environmental Indemnitees. This indemnification, and AIRLINE's obligations hereunder, shall survive the cancellation, termination or expiration of the Term of this Agreement with respect to matters arising prior thereto.

                    2.     CLAIMS RELATING TO ENVIRONMENTALLY REGULATED
                           SUBSTANCES

                           AIRLINE represents and warrants that subsequent to November 1, 1989, to the best of AIRLINE's actual knowledge, except as previously disclosed to the MAC or any applicable regulatory body as required, (a) no enforcement, investigation, cleanup, removal, remedial or response action or other governmental or regulatory actions have been asserted against AIRLINE with respect to the Premises, pursuant to any Environmental Laws or relating to Environmentally Regulated Substances; (b) no violation or noncompliance with Environmental Laws has occurred with respect to AIRLINE's past or present operations conducted on the Premises; (c) no claims have been made or been threatened by any third party against the AIRLINE with respect to the Premises relating to Environmental Laws or Environmentally Regulated Substances, including by any governmental entity, agency or representative (collectively "Governmental Entity").

                  3.       TESTING AND REPORTS

                           AIRLINE shall provide to MAC within ten (10) days of request, a copy of any notice regarding violation of any Environmental Law arising out of AIRLINE's past or present operations on the Premises, a copy of any inquiry regarding environmental matters by any Governmental Entity, a copy of any reports required by the Environmental Laws regarding violation of any Environmental Law arising out of AIRLINE's past or present operation of the Premises, or a copy of any notice of the emission or release of Environmentally Regulated Substances in violation of any Environmental Law arising out of AIRLINE's past or present operations on the Premises. If MAC has a reasonable basis to believe that AIRLINE is not meeting the obligations of Article XVI.B.4. of this Agreement, MAC may by notice require AIRLINE to conduct a reasonable review of its records for such documents as MAC reasonably believes have not been provided and submit any such documents as required.

                  4.       NOTIFICATION

                           AIRLINE shall notify MAC in writing within fifteen
                           (15) business days of any matter that AIRLINE obtains knowledge of that may give rise to an indemnified claim under Subsection D.1. of this Article or that constitutes any emission or release or any threatened emission or release of any Environmentally Regulated Substance in, on, under or about the Premises arising out of AIRLINE's past or present operations which is or may be in violation of the Environmental Laws.

                  5.       RIGHT TO INVESTIGATE

                           Subject to Subsections D.3. and D.6. of this Article, upon reasonable notice to AIRLINE, MAC shall have the right, but not the obligation or duty, at any time from and after the date of this Agreement, to investigate, study and test the Premises (at MAC's own expense, unless otherwise provided herein) during normal business hours, except under emergency circumstances, to determine whether Environmentally Regulated Substances are located in, on or under the Premises, or were emitted or released therefrom, which are not in compliance with Environmental Laws, provided that such investigation, study and testing shall not unreasonably interfere with AIRLINE's operations on and use of the Premises. AIRLINE shall be entitled to have a representative present during such investigation.

                  6.       RIGHT TO TAKE ACTION

                           MAC shall have the right, but not the duty or obligation, to take whatever reasonable action it deems appropriate to protect the Premises from any material impairment to its value resulting from any escape, seepage, leakage, spillage, discharge, deposit, disposal, emission or release of Environmentally Regulated Substances from the Premises which is not in full accordance with any Environmental Law and arises out of AIRLINE's past or present operations during the Term of this Agreement. The MAC shall notify the AIRLINE of its intention to take such action in writing thirty (30) days before proceeding under this Subsection D.6. Within that thirty (30) day period, AIRLINE shall have the opportunity to take whatever reasonable action is deemed appropriate by MAC or provide MAC a binding commitment to do so within a reasonable time. If AIRLINE does not take such action or provide a binding commitment within the thirty (30) day period, MAC may proceed under the terms of this Subsection
                           D.6. All costs associated with any action by the MAC in connection with this provision, including but not limited to reasonable attorneys' fees, shall be subject to Subsection D.1. of this Article.

XI.      ASSIGNMENT, SUBLETTING, AND GROUND HANDLING

         A.       ADVANCE APPROVAL

                  Except as provided in this Article, and except with respect to arrangements in effect on the date of execution of this Agreement for which the consent of MAC has previously been obtained, AIRLINE shall have no right to assign or sublease this Agreement, or enter into any Ground Handling agreement, without the prior written consent of MAC, which rights of consent are granted to MAC by MAC Ordinance No. 58
                  Section 11(a), and which rights are absolute and expressly reserved to the MAC hereby.

                  1. AIRLINE, when requesting an approval of an assignment, sublease, or Ground Handling agreement under this Article, shall include with its request a copy of the proposed agreement, if prepared, or a detailed summary of the material terms and conditions to be contained in such agreement. Any proposed agreement or detailed summary thereof shall provide the following information:

                           a. The Premises to be assigned, sublet or used under a Ground Handling agreement;

                           b.       The terms;

                           c. If a sublease, the rentals and fees to be charged; and

                           d. All material terms and conditions of the assignment, sublease, or Ground Handling agreement that MAC may require.

                           If the agreement is subsequently executed, AIRLINE shall submit a fully executed copy of such agreement to MAC promptly upon the execution thereof.

                  2. MAC shall have the right to examine the terms of any agreement or arrangement submitted to it for approval pursuant to this Article and determine whether such agreement or arrangement is most appropriately characterized as an assignment, sublease, or Ground Handling agreement, regardless of AIRLINE's characterization of such agreement or arrangement.

                  3. If AIRLINE fails to obtain written approval from MAC prior to the effective date of any such assignment, sublease, or Ground Handling agreement, MAC, in addition to the rights and remedies set forth in
                           Article XIV, shall have the right to refuse to recognize such agreement, and the assignee, sublessee or "handled" Airline shall acquire no interest in this Agreement or any rights to use the Premises.

         B.       ASSIGNMENT

                  1. AIRLINE shall not assign this Agreement, in whole or part, without the advance written approval of MAC.

                  2. It shall not be unreasonable for MAC to disapprove or condition an assignment of the Agreement under any or all of the following circumstances, among others:

                           a. MAC determines that the proposed assignee is not substantially as creditworthy as the AIRLINE, unless AIRLINE agrees to guarantee the obligations of the proposed assignee.

                           b. The proposed assignment is either (1) for less than the entire Premises or (2) for less than the remainder of the Term, or both
                                    (1) and (2).

                           c. The proposed assignment does not require the assignee to accept and comply with all provisions of the Agreement, including but not limited to accepting Signatory Airline status.

                  3. Notwithstanding the foregoing, this Section shall not be interpreted to preclude the assignment of this Agreement in whole and AIRLINE's rights and obligations hereunder to a parent, subsidiary, or merged company; provided that, such parent, subsidiary, or merged company conducts an Air Transportation Business at the Airport and that such parent, subsidiary, or merged company assumes all rights and obligations hereunder. Written notice of such assumption shall be provided by the parent, subsidiary, or merged company prior to the effective date of such assignment.

         C.       SUBLEASE AGREEMENT

                  1. AIRLINE shall not sublet its Premises, except to an Affiliated Airline, in whole or part, without the advance written approval of MAC.

                  2. It shall not be unreasonable for MAC to disapprove or condition a sublease of AIRLINE's Premises if the proposed sublessee is not an Air Transportation Company and MAC reasonably concludes that the space can be used by another Air Transportation Company.

                  3. AIRLINE may, subject to a sublease approved by MAC, charge a sublessee of its Premises:

                           a. A reasonable charge for any services provided by AIRLINE;

                           b. A reasonable charge for any AIRLINE-owned property provided by AIRLINE or actual costs other than rentals incurred by AIRLINE; and

                           c. Reasonable rentals not to exceed one hundred fifteen percent (115%) of AIRLINE's rentals for such portion of the Premises.

                  4. AIRLINE shall remain fully and primarily liable during the Term of this Agreement for the payment of all rents, fees, and charges due and payable to MAC for the Premises that are subject to a sublease agreement, and the AIRLINE shall remain fully responsible for the performance of all the other obligations hereunder, unless otherwise agreed to by MAC.

         D.       GROUND HANDLING AGREEMENT

                  1. AIRLINE shall be entitled to provide Ground Handling services to other Airlines in the Terminal Complex and Terminal Ramp, subject to MAC's reasonable rules and regulations except as provided in Article III.C.

                  2. AIRLINE shall not contract with other companies, excluding Signatory Airlines for Ground Handling services in the Terminal Complex and Terminal Ramp for AIRLINE's aircraft, without advance written approval of MAC.

                  3. AIRLINE shall remain fully and primarily liable during the Term of this Agreement for the payment of all rents, fees, and charges due and payable to MAC for the Premises that are subject to a Ground Handling agreement, and the AIRLINE shall remain fully responsible for the performance of all the other obligations hereunder, unless otherwise agreed to by MAC.

                  4. MAC reserves the right to charge third parties other than Airlines a reasonable Ground Handling fee not to exceed 5% of gross receipts and a reasonable annual administrative fee, for their right to provide Ground Handling services to AIRLINE.

                  5. Ground Handling rights outside the Terminal Complex will be addressed in separate agreements between MAC and the affected airlines.

         E.       BANKRUPTCY

                  Any receiver, trustee, custodian, or other similar official appointed pursuant to any proceeding relating to bankruptcy, reorganization, or other relief as set forth in Article XIV.A.8., herein shall agree to:

                  1. Perform promptly every obligation of AIRLINE under this Agreement until this Agreement is either assumed or rejected under the Federal Bankruptcy Code;

                  2. Pay on a current basis all rents, fees and charges set forth in this Agreement;

                  3. Reject or assume this Agreement within sixty (60) days of filing a petition under the Federal Bankruptcy Code;

                  4. Cure or provide adequate assurance of a prompt cure of any default of the AIRLINE under this Agreement;

                  5. Provide to MAC such adequate assurance of future performance under this Agreement as may be requested by MAC, including the procurement of a bond from a financially reputable surety covering any costs or damages incurred by MAC in the event that MAC, within five (5) years after assumption or assignment of this Agreement, exercises its rights to relet the Premises.

XII.     ARBITRATION

         With respect to any dispute arising under or in performance of the provisions hereof which cannot be adjusted by and between the parties hereto, MAC on the one hand or the AIRLINE (or, where the matter in dispute applies to all Airlines operating at the Airport under leases having the same terms as this Agreement, Airlines representing an MII) on the other hand may elect to submit such matter or dispute to arbitration, such election to be by written notice to the other party. Upon service of such notice, the matter or dispute shall be submitted to a board of three persons chosen in the following manner:

         A. Each party within ten (10) days after service of the notice shall name an arbitrator, and the two thus chosen shall select a third arbitrator. If the two arbitrators chosen fail to name the third arbitrator within ten (10) days after the selection of the last of such arbitrators, such third arbitrator shall be chosen within fifteen (15) days thereafter by the Chairman of MAC and a duly authorized officer or representative of the AIRLINE or MII Airlines as the case may be.

         B. It is understood and agreed that the decision of a majority of the arbitrators on any matter or dispute submitted thereto shall be final, conclusive and binding upon the parties hereto.

XIII.    SUPPLEMENTAL AGREEMENTS

         A.       GOLD CONCOURSE

                  1.       GENERAL

                           The terms, covenants, conditions and provisions of this Agreement shall apply to the lease of the Gold Concourse to Northwest Airlines, provided that in the event the terms of this Article conflict with any other provision of this Agreement, this Article shall control.

                           No amendment, waiver or other modification of this Agreement shall apply to this Article unless specifically so stated therein.

                  2.       TERM

                           Occupancy of the Gold Concourse by Northwest shall continue pursuant to the provisions contained in this Article through December 31, 2015.

                  3.       USE OF THE GOLD CONCOURSE

                           a. Subject to the understanding and agreement of Northwest that the Gold Concourse is for the use of the traveling public incident to operation of aircraft and incidental Airport operations to, at and from the Gold Concourse, Northwest hereby leases that area of the Terminal Complex identified as the Gold Concourse and shall have the right to operate in such area and/or sublease to others space and/or concessions for the sale of food and beverages, newsstand and other vending operations normally carried on and conducted in air passenger terminals, provided that consent of MAC shall first be procured for any such subleasing agreements to ensure that such concessions shall not violate the rights of concessionaires within the Terminal Building and area under agreement with MAC. Northwest shall file with MAC copies of agreements entered into with any such sublessee/concessionaires covering such operations.

                                    1)      All revenues from such subleasing
                                            and/or concessions may be retained
                                            by Northwest, and the foregoing
                                            rights of Northwest within the Gold
                                            Concourse shall be in addition to
                                            Northwest's operating rights
                                            pursuant to this Agreement, subject,
                                            however, to the following provision:

                                    2)      Northwest, upon application of the
                                            rental auto, parking and/or
                                            insurance concessionaires at the
                                            Airport, or upon application of
                                            other ground transportation
                                            operators, shall furnish and rent to
                                            such applicants at a fair per square
                                            foot rental rate, adequate and
                                            sufficient floor space within
                                            the Gold Concourse for the conduct
                                            of such concessionaire's business
                                            for the air-travelling public making
                                            use of the Gold Concourse, but
                                            concession revenues from such
                                            operations shall not be retained by
                                            Northwest but shall be paid to MAC
                                            by Northwest.

                           b. The Gold Concourse, as a facility for use by the travelling public, shall be subject to laws, rules, regulations and ordinances having application elsewhere within the Terminal Building, and Northwest hereby authorizes the presence of the Airport police within said Gold Concourse and upon the loading ramp area fronting on the same for purposes of police control and enforcement of such laws, rules, regulations or ordinances.

                           c. Except as otherwise provided in A.3.a. of this Section, Northwest shall not at anytime assign, transfer, convey, sublet, mortgage, pledge, or encumber its interest under this Article, or any part of the associated Terminal Ramp, or any other right granted under this Article to any party other than a wholly owned subsidiary of Northwest or a successor of Northwest by merger or acquisition, without first offering to assign or sublet such interest to MAC.

                           d. MAC and Northwest shall mutually agree on the type, material business terms and location of new permanent concessions that are placed in the Southwest Addition and in the gate 1-9 area of the Gold Concourse, in accordance with commercially reasonable standards at regional shopping malls, except for permanent concessions consisting of Caribou Coffee; six to eight carts, kiosks or wall stores; McDonalds expansion into mechanical space; or kiosks or temporary facilities, which shall not require, respectively, Northwest's or MAC's consent or input.

                  4.       MAINTENANCE, REPAIR AND ADMINISTRATIVE COSTS

                           a. Northwest shall pay all costs of operations to, at or from the Gold Concourse, including, without limiting the foregoing, cost of utilities, custodial services, repair, maintenance, police, fire and administrative expense allocable to the facility (based upon gross square footage in the Terminal Complex) and that portion of the premium on MAC's property insurance insuring the Terminal Building and equipment therein against fire with extended coverage, malicious mischief, boiler and machinery and glass damage, as relates to the Gold Concourse as a part thereof, proceeds of such insurance to be applied to repair. The allocation of all such expenses shall be made by MAC according to generally accepted accounting principles. In addition, Northwest shall procure and pay for, or shall endorse the insurance covering its operations to, at or from the Terminal

                                    Building under this Agreement so as to cover operations on the Gold Concourse.

                           b. Northwest may make alterations to or install fixtures, equipment and improvements on the Gold Concourse, as required to meet its operating needs, provided consent of MAC is first obtained, which consent shall be granted unless MAC determines that such alterations, or such fixtures, equipment and improvements are inconsistent with the overall Terminal Building operation or with MAC's operation at and control of the Airport. It is understood that Northwest may and is hereby authorized to further improve and develop at its cost and expense the unenclosed lower level space under lease to it, subject to MAC approval of plans and specifications therefor.

                  5.       RENTALS, FEES AND CHARGES

                           Northwest shall pay rent for its use and occupancy of the Gold Concourse, not on a compensatory basis, and not subject to annual recalculation of Terminal Building rentals as provided in this Agreement, but rather as follows:

                           a. Until July 1, 1999, on a monthly basis, $173,140.19 as rent for the portion of the Gold Concourse excluding the Gold World Club and Gates 1-9. Beginning July 1, 1999, on a monthly basis, $132,738.20 as rent for the portion of the Gold Concourse excluding the Gold World Club and Gates 1-9.

                           b. On a monthly basis, $35,063.79 as rent for Gates 1-9, including the area identified as the Gold World Club and the parts storage building.

                           c. On a monthly basis, police, fire and administrative charges and cost of utilities.

                           d. Until July 1, 1999, on a monthly basis, an amount equal to 15% of the gross revenue Northwest derives from all concessions operated on Gates 1-9 on the Gold Concourse, and a corresponding monthly report of the gross receipts by unit. Beginning July 1, 1999, on a monthly basis, an amount equal to 15% of the gross revenue Northwest derives from all concessions operated on the Gold Concourse, including any future extensions, and a corresponding monthly report of the gross receipts by unit. For purposes of this provision "gross revenue" means all monies or rental payments paid or payable to Northwest whether by cash, credit or otherwise and is based upon the assumption that the division of expenses (such as license fees, utilities, taxes) between Northwest and its concessionaires shall remain substantially the same as under the previous agreement covering the Gold Concourse.

                           e. On a monthly basis, in compensation for the loss of space on the Gold Concourse due to construction of the International Arrivals Facility, MAC shall pay to Northwest 35% of the concession fees paid to MAC from the Southwest Addition.

                           f. On a monthly basis for compensation for use of Gates 1-9 for scheduled international aircraft arrivals, MAC shall pay Northwest, $400, $800 and $1200, for each arrival by, respectively, propeller aircraft, narrow-body jet aircraft or wide-body aircraft at the IAF.

                  6.       FUTURE EXTENSION

                           MAC and Northwest agree that upon written notice from Northwest, MAC and Northwest will amend this Agreement and the lease between MAC and Northwest for the Northwest Main Base - Building B, so as to permit Northwest, at its own cost and subject to MAC approval of plans and specifications as set forth herein, to construct an extension to the Gold Concourse to add additional gates and aircraft parking positions designed for narrow body aircraft. Upon beneficial occupancy of any such Gold Concourse extension, rent for Building B shall be reduced by an agreed upon amount, provided that an equivalent amount shall be added to Gold Concourse rent and that rental of such Gold Concourse extension and use of associated aircraft parking positions shall be on the same basis as provided in this Article.

                  7.       DELEGATION

                           By letter agreements, Northwest and MAC may jointly provide for the provision of maintenance or concessions on the Gold Concourse, subject to such terms and conditions mutually agreed upon by MAC and Northwest.

         B.       TEMPORARY REGIONAL TERMINAL

                  1.       GENERAL

                           The terms, covenants, conditions and provisions of this Agreement shall apply to the lease of the Temporary Regional Terminal to Northwest Airlines, provided that in the event the terms of this Article conflict with any other provision of this Agreement, this Article shall control.

                  2.       TERM

                           Occupancy of the Temporary Regional Terminal by Northwest shall continue under these rates, terms and conditions until such time as a replacement facility for the Temporary Regional Terminal is identified by MAC and available for use.

                  3.       USE OF THE TEMPORARY REGIONAL TERMINAL

                           a. Northwest hereby leases from MAC the ground area necessary for a temporary regional/commuter passenger holdroom facility. The demised premises shall include an area extending 20 feet beyond the exterior walls. MAC will maintain an easement across the property for Airport operational access and maintenance purposes.

                           b.       1)       The temporary regional/commuter
                                             passenger holdroom facility is not
                                             large enough to accommodate the
                                             passengers, ticketing, baggage
                                             handling functions and small
                                             package services of all
                                             regional/commuter air carriers.
                                             Therefore, these airlines will
                                             lease ticket counter space in this
                                             facility directly from MAC at the
                                             prevailing rates and lease terms or
                                             be accommodated by their airline
                                             partners.

                                    2)      Due to the increased number of
                                            operations on the aircraft ramp and
                                            the distance certain aircraft may be
                                            parked from the temporary
                                            regional/commuter passenger holdroom
                                            facility, an airside busing
                                            operation may be required by MAC and
                                            instituted to transport passengers
                                            to and from all regional/commuter
                                            aircraft for safety, convenience and
                                            service purposes consistent with
                                            reasonable standards of safety.
                                            Northwest is responsible for
                                            operating the airside busing
                                            operation. MAC reserves the right to
                                            regulate the busing operation for
                                            operational and safety purposes.

                                    3)      Great Lakes Airlines, Bemidji
                                            Airlines or any new entrant may, as
                                            determined by MAC, operate from the
                                            existing Regional Terminal until its
                                            demolition to make way for the Green
                                            Concourse extension or they may
                                            choose to operate from the new
                                            temporary regional/commuter
                                            passenger holdroom facility.

                                    4)      MAC's operating budget will be
                                            impacted through the increased costs
                                            of maintaining the new building
                                            space and apron.

                                    5)      Therefore, it is agreed that:

                                            a)       Northwest shall make the
                                                     temporary regional/commuter
                                                     passenger holdroom facility
                                                     available for access as set
                                                     forth in Article IV.E.3.

                                                     "Accommodation of other
                                                     Airlines", provided,
                                                     however, that Northwest
                                                     shall accommodate Great
                                                     Lakes Airlines in the
                                                     Temporary Regional Terminal
                                                     under arrangements
                                                     previously agreed upon
                                                     between MAC and Northwest.
                                                     Costs for such
                                                     accommodation of Great
                                                     Lakes Airlines shall be
                                                     established as set forth in
                                                     Article IV.E.3.

                                            b)       Initial allocations of both
                                                     aircraft apron and podiums,
                                                     as set out in Exhibits L
                                                     and Q respectively, are to
                                                     be made by agreement
                                                     between Northwest and the
                                                     regional/commuter airlines.
                                                     The initial allocation may
                                                     change by future agreement
                                                     and must be included as an
                                                     amendment to this
                                                     Agreement. In the event of
                                                     dispute, MAC will serve as
                                                     the final arbiter in
                                                     directing final resolution.

                                            c)       MAC will be responsible for
                                                     providing janitorial
                                                     services to the temporary
                                                     regional/commuter passenger
                                                     holdroom facility.

                                            d)       MAC will be responsible for
                                                     providing maintenance on
                                                     the Green Concourse
                                                     Extension portion of the
                                                     project.

                                            e)       Northwest will be
                                                     responsible for providing
                                                     facility maintenance at the
                                                     temporary regional/commuter
                                                     terminal.

                                            f)       MAC will be responsible for
                                                     maintaining the apron areas
                                                     dedicated to
                                                     regional/commuter use.

                                            g)       The airside busing
                                                     operation will be operated
                                                     by Northwest on a
                                                     reasonable and
                                                     nondiscriminatory basis.

                  4.       RENT AND OPERATIONS FUNDING

                           a. Ground rent for the Temporary Regional Terminal will be at a rate of $.19 per square foot per annum as shown on Exhibit Q. Payment shall be made on a monthly basis to MAC. Northwest Airlines shall pay all real estate and personal property taxes and assessments of any nature levied against Northwest's interest in the Temporary Regional Terminal or against any improvements or equipment on the premises without deduction or set-off to aforesaid rental payment.

                           b. MAC will charge the applicable users for the costs of providing janitorial services and utilities to the temporary passenger holdroom facility through normal and customary space rental charges.

                                    Costs associated with Northwest's Airlink partners will be charged directly to Northwest.

                                    Northwest will be solely responsible for the costs associated with the airside busing operation.

                  5.       TITLE TO IMPROVEMENTS

                           Following termination of occupancy rights to the Temporary Regional Terminal, the land and improvements, except the airline furniture, fixtures and equipment, shall revert back to MAC with no further obligation by Northwest.

                  6. REGIONAL/COMMUTER APRON & AUTO RENTAL SERVICE SITE MODIFICATION COST RECOVERY

                           The construction costs associated with 602 lineal feet of temporary regional/commuter apron and the auto rental service sites modification costs will be charged to the Terminal Apron cost center.

                           The operational costs associated with 602 lineal feet of temporary regional/commuter apron will be charged to the Terminal Apron cost center.

                  7.       CONCESSIONS

                           Northwest and MAC will jointly determine appropriate concessions to be offered in the temporary regional/commuter passenger holdroom facility. Northwest will be responsible for coordinating design and construction of all concessions in the new temporary regional/commuter passenger holdroom facility. All revenues received from the concessions in the facility will be reported fully to MAC and Northwest on a monthly basis but will be retained by Northwest.

         C.       FIS BAG BELT ENCLOSURE

                  1. Northwest Airlines hereby leases from MAC the portion of the FIS Bag Belt Area that has been enclosed for Northwest tug and vehicle storage, as shown on Exhibit R. Northwest shall allow other Airlines to use this area without charge to access the baggage belts. In addition, MAC may access this area without charge to maintain the baggage belts.

                  2. Northwest shall install and maintain protective equipment designed to protect the bag belt from damage and shall be responsible for any damage to the bag belts caused by Northwest or its agents.

                  3. Beginning July 1997, Northwest shall pay MAC ground rent for this area at a rate of nineteen cents ($.19) per square foot per annum. Payment shall be made on a monthly basis to MAC.




         D.       TERMINAL BUILDING

                  1. If MAC determines that it is in the Airport's interest to purchase improvements, equipment or to make other capital expenditures which are outside the scope of this Agreement but which may benefit an airline, MAC may enter into a supplemental agreement with the affected airline to provide for the payment of the costs of such purchase.

                  2. AIRLINE agrees that the projects listed on Exhibit S attached hereto are projects which have been completed by MAC with AIRLINE's concurrence and shall not be included in airline rates and charges, but rather shall be paid by AIRLINE to MAC as set forth in Exhibit S.

                  3. MAC shall issue up to one hundred thirty million dollars ($130,000,000) in Special Facility Obligations, as defined in the Trust Indenture, to be supported by Northwest Airlines credit contingent upon agreement between MAC and Northwest with respect to the projects to be financed thereby.


         E.       MONTH TO MONTH PREMISES


                  AIRLINE agrees that the Leased Premises shown on Exhibit T attached hereto are leased to AIRLINE on a month-to-month term; and that all of the terms and conditions of this Agreement, other than Article II.A. "Term" apply to these month-to-month premises.

XIV.     EVENTS OF DEFAULT; REMEDIES

         A.       EVENTS OF DEFAULT

                  The occurrence and continuation of any one or more of the following shall constitute an event of default:

                  1. AIRLINE fails to make payment in full when due of any rents, fees, charges or any other amount payable hereunder within 5 business days after notice thereof from MAC;

                  2. AIRLINE shall fail to make any PFC remittance to MAC in a timely fashion, or shall fail to timely comply with its PFC reporting requirements to the MAC, or any other entity, in connection with PFCs collected on behalf of MAC;

                  3. AIRLINE fails to submit a Monthly Activity Report to MAC on or before the 10th day of each month;

                  4. AIRLINE shall make or permit any unauthorized assignment or transfer of this Agreement, or any interest herein, or of the right to use or possession of the Premises, or any part thereof;

                  5. Any insurance required by the terms hereof shall at any time not be in full force or effect;

                  6. Failure of AIRLINE to perform, comply with, or observe, in any material respect, any other term, condition or covenant of this Agreement not identified elsewhere in Section A of this Article within thirty (30) days after receipt of notice from MAC of such failure, or for such longer period of time as may be reasonably necessary to cure the event of default, but only for such longer period if: (a) AIRLINE is reasonably capable of curing the event of default and (b) AIRLINE promptly and continuously undertakes to cure and diligently pursues the curing of the event of default at all times until such event of default is cured;

                  7. Any representation or warranty of a material fact made by AIRLINE herein or in any certificate or statement furnished to the MAC pursuant to or in connection with this Agreement proves untrue in any material respect as of the date of issuance or making thereof;

                  8. (a) AIRLINE shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to AIRLINE, or seeking to adjudicate AIRLINE a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to AIRLINE or any of its debts, or

                           (ii) seeking appointment of a receiver, trustee, custodian or other similar official for AIRLINE or for all or any substantial part of any of its property; or (b) AIRLINE shall make a general assignment for the benefit of its creditors; or
                           (c) there shall be commenced against AIRLINE any case, proceeding or other action of nature referred to in clause (a) above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of any of its property, which case, proceeding or other action results in the entry of an order for relief or remains undismissed, unvacated, undischarged and unbonded for a period of sixty (60) days; or (d) AIRLINE shall take any action consenting to or approving of any of the acts set forth in clause (a) or (b) above; or (e) AIRLINE shall generally not, or shall be unable to, pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due;

                  9. Any money judgment, writ or warrant of attachment or similar process, or any combination thereof, involving an amount in excess of $25,000,000 shall be entered or filed against the AIRLINE or any of its assets and shall remain undischarged, unvacated, unbonded and unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale or execution thereunder;

                  10. Any act occurs that deprives AIRLINE permanently of any material right, power or privilege necessary for the conduct and operation of its Air Transportation Business; or

                  11. If AIRLINE ceases to provide scheduled air service at the Airport for a period of thirty (30) consecutive days or abandons or fails to use its Exclusive Use Space for a period of thirty (30) consecutive days, except when such cessation or abandonment is due to the default of MAC or the circumstances described in
                           Article IX.B.

         B.       REMEDIES

                  If an event of default occurs hereunder, MAC, at its option, may at any time thereafter, do one or more of the following as MAC in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

                  1. Declare all rents, fees and other charges payable hereunder, whether currently or hereafter accruing, to be immediately due and payable;

                  2. Proceed by appropriate court action or actions, either at law or in equity, to enforce performance by AIRLINE of the applicable covenants and terms of this Agreement or to recover damages for the breach thereof;

                  3. Enter and take possession of the Premises and/or the rights of the AIRLINE hereunder without such re-entry terminating AIRLINE's obligations for the full

                           Term hereof, which remedy shall be in addition to all other remedies at law or in equity, including action for forcible entry and lawful detainer, for ejectment or for injunction;

                  4. Terminate all rights of AIRLINE under this Agreement (without terminating the continuing obligation of AIRLINE to fulfill its past and future obligation hereunder) and in such case AIRLINE further agrees to indemnify and hold harmless MAC against all loss in rents, fees, and charges and other damages which MAC shall incur by reason of such termination, including, without limitation, costs of restoring and repairing the Premises and putting the same in rentable condition, costs of reletting the Premises to another Airline (including without limitation AIRLINE improvement costs and related fees), loss or diminution of rents and other damage which MAC incurs by reason of such termination, and all reasonable attorneys' fees and expenses incurred in enforcing the terms of this Agreement;

                  5. In the event of any default hereunder, AIRLINE shall reimburse MAC for all reasonable fees and costs incurred by MAC, including reasonable attorneys' fees, relating to such default and/or the enforcement of MAC's rights hereunder; and

                  6. Apply all Contract Security granted by AIRLINE to any unpaid obligations of AIRLINE hereunder.

XV.      TERMINATION

         A.       TERMINATION BY MAC

                  This Agreement may be terminated by MAC pursuant to the provisions of Article XIV above and as otherwise specified in this Agreement.

         B.       TERMINATION BY AIRLINE

                  1. If MAC shall fail to perform, comply with, or observe, in any material respect, any term, condition or covenant of this Agreement within thirty (30) days after receipt of notice from AIRLINE of such failure, or for such longer period of time as may be reasonably necessary to cure the event of default but only for such longer period if: (a) MAC is reasonably capable of curing the event of default and (b) MAC promptly and continuously undertakes to cure and diligently pursues the curing of the event of default at all times until such event of default is cured, then AIRLINE, if not then in default, may, without limiting any of its other rights and remedies against MAC, at its option cancel this Agreement and thereby terminate this Agreement.

                  2. It is further understood and agreed that, at any time when AIRLINE is not then in default, it may cancel this Agreement on sixty (60) days' notice in writing to MAC upon the happening of any one of the following events:

                           a.       Issuance by any court of competent
                                    jurisdiction of an injunction in any way preventing or restraining the use of the Airport or any part thereof essential for AIRLINE's operations hereunder and the remaining in force of such injunction for a period of at least ninety (90) days.

                           b. Inability of the AIRLINE to use the Airport or any part thereof essential for AIRLINE's operations hereunder for a period of not less than ninety (90) days because of fire, explosion, earthquake, or other casualty or acts of God or the public enemy, unless within sixty (60) days of the casualty, MAC gave AIRLINE written notice of its intention to repair or reconstruct, as provided in
                                    Article IX.A. herein.

                           c. The lawful assumption by the United States of America or any authorized agency thereof of the operation, control, or use of the Airport and the facilities thereon or any substantial part or parts thereof, in such manner as substantially to restrict AIRLINE for a period of not less than ninety (90) days from operating thereon for the carrying of passengers, cargo, express, property, and United States mail.

                           d. Termination or the suspension or substantial modification for a period of not less than ninety (90) days of the operating authority of the AIRLINE to serve the Minneapolis-St. Paul metropolitan area through the Airport by final order of the DOT or other governmental agency, federal or state, having jurisdiction over the AIRLINE.

                  3. If any of the foregoing continues for a period of less than ninety (90) days, AIRLINE shall have the right upon written notice to MAC to abatement of rents, fees and charges to the extent and for the period that AIRLINE is unable to carry on its operations hereunder.

         C.       TERMINATION BY GOVERNMENT TAKING

                  In the event the Premises shall be taken by governmental authority through exercise of its power of eminent domain or other authority justifying such taking, the Agreement shall terminate and the rents, fees and charges in respect to said premises shall cease as of the date possession is taken by the taking authority, and MAC shall be entitled to all damages payable by reason of taking, subject to the claim of AIRLINE for the value of its leasehold, which claim or claims as to validity and amount shall be a matter for determination between AIRLINE and MAC, and if AIRLINE and MAC cannot reach a determination, then by the court having jurisdiction of such proceeding, provided that nothing herein contained shall preclude AIRLINE from asserting any claims or rights it may have against such governmental authority as to its separate property, leasehold improvements, and trade fixtures.

XVI.     GENERAL PROVISIONS

         A.       INTERPRETATION

                  Nothing herein shall be construed or interpreted in any manner whatsoever as limiting, relinquishing or waiving MAC's right of control over the operation of the Airport, and it is understood and agreed that this Agreement is entered into in recognition of the aforesaid rights and functions of MAC. Subject to the foregoing, this Agreement and the rights of the parties hereunder shall be interpreted in the light of the following:

                  1.       SEPARABILITY

                           In the event any covenant, condition or provision herein is held to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such covenant, condition or provision shall be deemed amended to conform to applicable laws so as to be valid or enforceable or, if it cannot be so amended without materially altering the intention of the parties, it shall be stricken. If stricken, all other covenants, conditions and provisions of this Agreement shall remain in full force and effect provided that the striking of such covenants, conditions or provisions does not materially prejudice either MAC or AIRLINE in its respective rights and obligations contained in the valid covenants, conditions or provisions of this Agreement.

                  2.       ENTIRE AGREEMENT

                           This Agreement represents the entire contract between the parties and, except as otherwise provided herein, may not be amended, changed, modified, or altered without the written consent of the parties hereto. This Agreement incorporates all of the conditions, agreements, and understandings between the parties concerning the use and occupancy of the Airfield, Terminal Apron, Terminal Complex, and other facilities at the Airport, and all such conditions, understandings, and agreements have been merged into this written instrument.

         B.       COMPLIANCE WITH LAW

                  1. AIRLINE shall not use the Airport or any part thereof, or knowingly permit the same to be used by any of its employees, officers, agents, subtenants, invitees, or licensees for any illegal purposes. AIRLINE shall, at all times during the Term of this Agreement, comply with all applicable regulations, ordinances, and laws of any Municipal, County, or State government or of the U.S. Government, and of any political division or subdivision or agency, authority, or commission thereof which may have jurisdiction to pass laws or ordinances or to make and enforce rules or regulations with respect to the uses hereunder of the Premises (and, to the extent not in conflict with the foregoing, MAC's Rules and Regulations and Ordinances).

                  2. At all times during the Term of this Agreement, AIRLINE shall, in connection with its activities and operations at the Airport:

                           a. Comply with and conform to all present and future statutes and ordinances, and regulations promulgated thereunder, of all Federal, State, and other government bodies of competent jurisdiction that apply to or affect, either directly or indirectly, AIRLINE or AIRLINE's operations and activities under this Agreement. AIRLINE shall comply with all applicable provisions of the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 and federal regulations promulgated thereunder 28 C.F.R. parts 35, 36, and 37.

                           b. Make, at its own expense, all non-structural improvements, repairs, and alterations to its Exclusive and Preferential Use Premises (subject to prior written approval of MAC), equipment, and personal property that are required to comply with or conform to any of such statutes and ordinances.

                           c. Reimburse MAC for AIRLINE's proportional share of all non-structural improvements, repairs, and alterations to its Common Use Premises that are required to comply with or conform to any of such statutes and ordinances.

                           d. At all times during the Term of this Agreement, AIRLINE shall be an independent contractor.

                  3. AIRLINE agrees to comply with the notification and review requirements covered in Part 77 of the Federal Aviation Regulations in the event any future structure or building is planned for the Premises, or in the event of any planned modification or alteration of any present or future building or structure situated on the Premises.

                  4.       COMPLIANCE WITH ENVIRONMENTAL LAWS

                           AIRLINE shall keep and maintain and shall conduct its operations on the Premises in full compliance with all applicable Environmental Laws. AIRLINE shall further ensure that its employees, agents, contractors and subcontractors occupying or present on the Premises and any other invitees or persons conducting any activities on the Premises under the control of AIRLINE comply with all applicable Environmental Laws. By virtue of its operational control of the Premises, AIRLINE shall be fully responsible for obtaining all necessary permits or other approvals under the Environmental Laws and shall have full responsibility for signing and submitting any necessary applications, forms, documentation, notifications or certifications relating thereto. Upon request of MAC, AIRLINE shall provide copies to MAC of any such applications, forms, documents, notifications or certifications.



                5.         FEDERAL STORMWATER REGULATIONS

                           a. Notwithstanding any other provisions or terms of this Agreement, AIRLINE acknowledges that the Airport is subject to Federal Stormwater Regulations, 40 C.F.R.
                                    part 122, for vehicle maintenance shops
                                    (including vehicle rehabilitation,
                                    mechanical repairs, painting, fueling and lubrication), equipment cleaning operations, and/or deicing operations that occur at the Airport as defined in said regulations. AIRLINE further acknowledges that it is familiar with these stormwater regulations; that it may conduct or operate from time to time "vehicle maintenance" (including vehicle rehabilitation, mechanical repairs, painting, fueling and lubrication), equipment cleaning operations, and/or deicing activities as defined in the Federal Stormwater Regulations; that AIRLINE may be obligated to obtain its own stormwater or other NPDES permit; and that it is aware that there are significant penalties for submitting false information, including fines and imprisonment for knowing violations.

                           b. AIRLINE acknowledges that MAC's stormwater discharge permit and any subsequent renewals, is incorporated by reference into this Agreement. AIRLINE agrees to be bound by all applicable portions of said permit.

                           c. Notwithstanding any other provisions or terms of this Agreement, including AIRLINE's right to quiet enjoyment, MAC and AIRLINE both acknowledge that close cooperation is necessary to insure compliance with any stormwater discharge permit terms and conditions, as well as to insure safety and to minimize costs. AIRLINE acknowledges that it may be necessary to undertake to minimize the exposure of stormwater to significant materials generated, stored, handled or otherwise used by AIRLINE as defined in the Federal Stormwater Regulations, by implementing and maintaining "Best Management Practices."

                           d. MAC shall provide AIRLINE with written notice of those stormwater discharge permit requirements arising from MAC's permit that AIRLINE shall be obligated to perform from time to time, including collection of stormwater samples; preparation of stormwater pollution prevention or similar plans; implementation of "good housekeeping" measures or Best Management

                                    Practices; and maintenance of necessary
                                    records. Such written notice shall include applicable deadlines.

                           e. AIRLINE agrees to undertake at its sole expense, unless otherwise agreed to in writing between MAC and AIRLINE, those stormwater discharge permit requirements arising from MAC's permit applicable to a stormwater discharge for which AIRLINE has responsibility for which it has received written notice from MAC. AIRLINE warrants that it shall meet any and all deadlines that may be imposed on or agreed to by MAC and AIRLINE.

                           f. AIRLINE, within thirty (30) days of receipt of such written notice, shall notify MAC in writing if it disputes any of the stormwater discharge permit requirements it is being directed to undertake. If AIRLINE does not provide such timely notice, it is deemed to assent to undertake such requirements. If AIRLINE provides MAC with written notice, as required above, that it disputes such stormwater discharge permit requirements, MAC and AIRLINE agree to negotiate a prompt resolution of their differences. AIRLINE warrants that it will not object to MAC notices required pursuant to this Paragraph for purposes of delay or avoiding compliance.

                           g. In order to maintain compliance with 40 C.F.R. part 122, if resolution of any dispute between MAC and AIRLINE regarding stormwater discharge permit requirements is not achieved within ninety (90) days, MAC reserves the right to undertake whatever action is necessary to comply with said permit requirements and the reasonable cost thereof shall be allocated based on each party's legal responsibility for undertaking the action in question.

                           h. MAC and AIRLINE agree to provide each other upon request, with any non-privileged information collected and submitted to any government entity(ies) pursuant to applicable stormwater regulations.

                           i. AIRLINE agrees that the terms and conditions of MAC's stormwater discharge permit may change from time to time.

                           j. AIRLINE agrees to participate in any MAC organized task force or other work group established to coordinate stormwater activities at the Airport.

                           k. All such remedies of MAC with regard to environmental requirements as set forth herein shall be deemed cumulative in nature and shall survive termination of this Agreement.

         C.       CIVIL/HUMAN RIGHTS LAWS

                  1. AIRLINE assures that it will comply with pertinent legal requirements as are promulgated to assure that no person shall, on the grounds of race, creed, color, national origin, sex, age, or disability be excluded from participating in any activity conducted with or benefiting from federal assistance.



                  2. AIRLINE agrees that it will practice nondiscrimination in its activities and will provide Disadvantaged Business Enterprise participation in their leases as required by MAC, in order to meet the sponsor's goals, or required by the FAA in order to obtain an exemption from the prohibition against long-term exclusive leases.

                  3. AIRLINE for itself, its heirs, personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree, as a covenant running with the land, that in the event facilities are constructed, maintained, or otherwise operated on the said property described in this Agreement for a purpose for which a DOT program or activity is extended or for another purpose involving the provision of similar services or benefits, AIRLINE shall maintain and operate such facilities and services in compliance with all other requirements imposed pursuant to 49 CFR part 21, Nondiscrimination in Federally Assisted Programs of the Department of Transportation, and as said Regulations may be amended.

                  4. AIRLINE for itself, its personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree, as a covenant running with the land, that: (a) no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities; (b) that in the construction of any improvements on, over, or under such land and the furnishing of services thereon, no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination; and (c) that AIRLINE shall use the Premises in compliance with all other requirements imposed by or pursuant to 49 CFR Part 21, Nondiscrimination in Federally Assisted Programs of the Department of Transportation, and as said Regulations may be amended.

         D.       ECONOMIC NONDISCRIMINATION

                  AIRLINE agrees to furnish service on a reasonable, and not unjustly discriminatory basis to all users thereof, and to charge reasonable, and not unjustly discriminatory prices for each unit or service, provided that AIRLINE may be allowed to make reasonable and nondiscriminatory discounts, rebates, or other similar types of price reductions to volume purchasers.

         E.       GRANTING OF MORE FAVORABLE TERMS

                  MAC covenants and agrees not to enter into any lease, contract, or agreement with any other Airline making use of the Airport which unjustly discriminates against AIRLINE's use of the Airport, unless the same rights, privileges, and concessions are concurrently and automatically made available to AIRLINE. Without limiting the generality thereof, the foregoing shall not be construed to limit the right of MAC to enter into agreement with any other Airline at varying terms, rates, and conditions for leasing hangars and ground areas.

         F.       CONSENTS, APPROVALS, AND NOTICES

                  1. Wherever in this Agreement the consent or approval of MAC or AIRLINE is required, such consent or approval shall mean the consent or approval of the Executive Director on behalf of MAC and a representative designated by AIRLINE in writing on behalf of AIRLINE.

                  2. All notices required by this Agreement shall be in writing and shall be given by registered or certified mail by depositing the same in the U.S. mail in the continental United States, postage prepaid, return receipt requested, or by personal or courier delivery. Either party shall have the right, by giving written notice to the other, to change the address at which its notices are to be received. Notice shall be given to:

                           a.       MAC:

                                    Executive Director

                                    Metropolitan Airports Commission

                                    28th Avenue South

                                    Minneapolis MN 55450

                           b.       AIRLINE:

                                    [as set forth below

                                    in AIRLINE's

                                    signature hereto]

                           c. If notice is given in another manner or place, it shall also be given at the place and in the manner specified above.

                           d. The effective date of such notice, consent, or approval shall be the date of the receipt as shown by the U.S. Postal Service Return Receipt or the courier receipt, or the date personal delivery is certified, unless provided otherwise in this Agreement.

         G.       WAIVER

                  1. Waiver of any provision of this Agreement by either party shall not be deemed binding unless such waiver is in writing, signed by the party making the waiver and addressed to the other party, nor shall any custom or practice which may evolve between the parties in the administration of the terms of this Agreement be construed to waive or lessen the right of either party to insist upon the performance of the other party in strict accordance with the terms of this Agreement.

                  2. Waiver by either party of breach of any covenant, condition, or agreement herein by the other party shall not operate as a waiver of any subsequent breach by such other party or release such other party from its obligation under the terms of the Agreement.

         H.       APPLICABLE LAW AND FORUM SELECTION

                  1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota, and the laws, rules and regulations of MAC.

                  2. Any cause of action, claim, suit, demand, or other case, or controversy arising from or related to this Agreement shall only be brought in a state district court located in the county of Hennepin, Minnesota or in a federal district court located in Minnesota. The parties irrevocably admit themselves to, and consent to, the jurisdiction of either or both of said courts. The provisions of this Section shall survive the termination of this Agreement.

         I.       SUCCESSORS

                  All covenants, stipulations, and agreements in this Agreement shall extend to and bind the legal representatives, successors, and assigns of the respective parties hereto.

         J.       INSPECTION

                  1. MAC shall have the right, but not the obligation or duty, to inspect AIRLINE's operations at all reasonable times for any purpose connected with this Agreement, in the exercise of MAC's governmental functions, for the purpose of determining whether AIRLINE is fulfilling the obligations imposed on it under the provisions of this Agreement.

                  2. If inspection reveals that AIRLINE is not fulfilling such obligations or any thereof, and MAC has sent AIRLINE written notice to that effect, and AIRLINE has not within thirty (30) days proceeded to the fulfillment thereof, MAC may proceed to do the work necessary to such fulfillment, and AIRLINE shall reimburse MAC in the amount of the cost thereof plus a 15 percent administrative charge.

                  3. The failure of MAC to inspect or monitor or give AIRLINE notice of a default or a notice of a hazardous or unsafe condition with respect to AIRLINE's operations under this Agreement shall not release AIRLINE from its liability to perform its obligations under this Agreement or impose any liability on MAC.

                  4. AIRLINE shall have the right to inspect the Airport or any part thereof at any reasonable time, upon request to the Executive Director and the granting of such request by the Executive Director, such request not to be unreasonably denied, and the Executive Director or the Executive Director's representative shall accompany AIRLINE's representative on any and all inspections.

         K.       QUIET ENJOYMENT

                  So long as AIRLINE is not in default in its obligations hereunder, MAC covenants and agrees that AIRLINE shall have, hold and enjoy peaceful and uninterrupted possession of all of the Premises and of its rights to operate in, to and from the Airport as hereby granted.

         L.       NON-LIABILITY OF AGENTS AND EMPLOYEES

                  1. No member, officer, agent, director, or employee of MAC or AIRLINE shall be charged personally or held contractually liable by or to the other party under any term or provision of this Agreement or because of any breach thereof or because of its or their execution or attempted execution.

                  2. AIRLINE expressly agrees that MAC shall not be liable to AIRLINE, its contractors, agents, officers, employees, passengers, or invitees for personal injury or for any loss or damage to real or personal property occasioned by flood, fire, earthquake, lightning, windstorm, hail, explosion, riot, strike, civil commotion, aircraft, smoke, vandalism, malicious mischief, or acts of civil authority, or other casualty.

                  3. MAC expressly agrees that AIRLINE shall not be liable to MAC, its contractors, agents, officers, employees, or invitees for personal injury or for any loss or damage to real or personal property occasioned by flood, fire, earthquake, lightning, windstorm, hail, explosion, riot, strike, civil commotion, aircraft, smoke, vandalism, malicious mischief, or acts of civil authority, or other casualty.

                  4. The provisions of this Section shall survive the termination of this Agreement.

         M.       NO PARTNERSHIP OR AGENCY

                  Nothing contained in this Agreement is intended or shall be construed in any respect to create or establish any relationship other than that of lessor and lessee, and nothing herein shall be construed to establish any partnership, joint venture or association or to make AIRLINE the general representative or agent of MAC for any purpose whatsoever.

         N.       SECURITY

                  In conjunction with AIRLINE's operations at Airport, reasonable access shall be made available for both persons and vehicles to AIRLINE's aircraft parked in designated parking areas via Terminal Complex doors, field access gates, passenger loading bridges, and the ramp gates to the Security Identification Display Area ("SIDA"), Air Operations Area ("AOA"), or other defined security area. In order to maintain the security of restricted areas on Airport, AIRLINE will be responsible for the control of persons and vehicles entering the SIDA via the ramp gates to and from AIRLINE's aircraft. AIRLINE agrees to implement and maintain security measures with respect to access control to and from AIRLINE's aircraft and with respect to the use of the SIDA, as required by federal regulations. Such security measures shall be reduced to writing and be provided to the Airport Security Coordinator ("ASC"). AIRLINE agrees to implement and maintain, as a minimum, the following security measures concerning access control to and from the SIDA:

                  1. During all hours, access points to the SIDA shall be secured and locked.

                  2. AIRLINE and its agents shall challenge any persons not recognized as being authorized to have access to the SIDA from AIRLINE's operations.

                  3. AIRLINE and its agents shall restrict the activities of its employees who are authorized to be in the SIDA to that portion of the SIDA in which AIRLINE is authorized to operate.

                  4. AIRLINE and its agents are responsible for ensuring that personnel are trained in the security procedures described in this Agreement and in all other security procedures, rules, and ordinances developed by MAC. MAC may require attendance at courses conducted by MAC or MAC may elect to allow AIRLINE and its agents to conduct such training. Whenever AIRLINE conducts such training, the Airport Security Coordinator or designee will have the right to audit.

                  5. AIRLINE and its agents shall not allow any unescorted person into the SIDA unless that person has a valid Airport identification badge. Identification badges shall not be considered valid unless the color code of the badge corresponds with the location in which such person may enter, as designated by MAC. People who do not have valid identification badges to be present on the SIDA shall be escorted at all times they are present on the SIDA by a person with a valid identification badge. Issuance of ramp or SIDA identification badges shall be made only by MAC and shall be at the sole discretion of MAC. Ramp and other identification badges shall be denied to people not meeting security requirements.

                  6. AIRLINE and its agents shall abide by the Airport's security program and comply with applicable security procedures including, but not limited to, the wearing of security identification badges by AIRLINE's and its agents' personnel and clearly identifying each of AIRLINE's vehicles by placing AIRLINE's company or agent's name on each vehicle, or fully comply with any vehicle identification or licensing system adopted by MAC.

                  7. AIRLINE and its agents shall immediately notify the Airport Police of any suspicious activities observed in or about the SIDA.

                  8. Any unresolved questions concerning Airport security shall be directed to the Airport Security Coordinator.

                  9. AIRLINE further agrees to reimburse MAC for any penalties or fines levied against MAC by the FAA due to AIRLINE's or its agents' failure to abide by any applicable security measures.

                  10. The Airport Security Coordinator or his designated alternate will periodically evaluate compliance with this Section. Failure of AIRLINE to fully comply with the procedures set forth in this Section shall be sufficient grounds for MAC to immediately take any and all necessary corrective measures until security that is acceptable to MAC is restored. AIRLINE shall pay any costs of such corrective measures, plus a fifteen percent (15 percent) administrative charge.

                  11. AIRLINE must immediately return each MAC-issued security identification badge to the airport badging office upon expiration of badge or upon termination of badgeholder's employment or contract. Further, AIRLINE must promptly report any loss or theft of an individual's MAC-issued security identification, the termination of any badgeholder whose security identification is not recovered; or the suspension of any badgeholder.

                  12. AIRLINE must comply within established timelines with any security audits conducted by the MAC including audits of airport-issued security badges.

         O.       SUBORDINATION TO AGREEMENTS WITH THE U.S. GOVERNMENT

                  This Agreement shall be subordinate to the provisions of and requirements of any existing or future agreement between MAC and the United States, relative to the development, operation, or maintenance of the Airport.


                  This Agreement and all the provisions hereof shall be subject to whatever right the United States Government now has or in the future may acquire affecting the control, operation, regulation, and taking over of said Airport or the exclusive or non-exclusive use of the Airport by the United States during the time of war or national emergency.

         P.       NO EXCLUSIVE RIGHT

                  Nothing herein contained shall be deemed to grant to AIRLINE any exclusive right or privilege within the meaning of Section 308 of the Federal Aviation Act for the conduct of any activity on the Airport.

         Q.       CONCERNING DEPRECIATION AND INVESTMENT CREDIT

                  Neither AIRLINE nor any successor of AIRLINE under this Agreement may claim depreciation or an investment credit under the Internal Revenue Code of 1954, as amended, with respect to the Premises. AIRLINE represents that it has made an election under Proposed Treasury Regulations Sections 1.103(n)-1T through 1.103(n)-6T not to claim such depreciation or investment credit with respect to the Premises and agrees that it will retain copies of said election in its records and will not claim any such depreciation or investment credit. MAC acknowledges receipt of a copy of said election and agrees that it will retain copies of said election in its records.

         R.       ATTORNEY'S FEES

                  In any action brought by either party for the enforcement of any provisions of this Agreement, the party prevailing in said action shall be entitled to recover reasonable attorney's fees from the other party.

         S.       SAVINGS

                  MAC and AIRLINE acknowledge that they have thoroughly read this Agreement, including all exhibits thereto, and have sought and received whatever competent advice and counsel was necessary for them to form a full and complete understanding of all rights and obligations herein. MAC and AIRLINE further acknowledge that this Agreement is the result of extensive negotiations between them and that this Agreement shall not be construed against either party by reason of that party's preparation of all or part of this Agreement.

         T.       MASTER TRUST INDENTURE

                  1.       SUBORDINATION OF FACILITIES CONSTRUCTION CREDITS.

                           The obligations of MAC under this Agreement, if any, which constitute Facilities Construction Credits, are made subject and subordinate to the terms and provisions of the MAC revenue obligations issued pursuant to Minnesota Statutes, Section 473.608, Subd.12a., including the terms and provisions of master trust indenture which controls the issuance of such obligations.

                  2.       AIRLINE COOPERATION.

                           a. The AIRLINE agrees that it will cooperate with MAC, the underwriters and their counsel to satisfy any ongoing disclosure requirements necessary under applicable law in order to market the MAC revenue obligations, including provision of annual reports of AIRLINE or any parent.

                           b. AIRLINE shall cooperate with MAC and the underwriters of MAC's revenue obligations so that the provisions of Rule 15(c)2-12 of the Securities Exchange Act of 1934, as amended, are complied with.

                           c. At the time of issuance of MAC revenue obligations, AIRLINE agrees that a duly authorized officer of AIRLINE shall execute a certificate stating that the information relating to AIRLINE, if any, contained in the official statement is accurate in all material respects (except as otherwise set forth in such certificate) on and as of the date thereof, provided, however, that no such certification need be made with respect to the completeness of such information.

         U.       TERMINATION OF PRIOR AGREEMENTS

                  All prior agreements between MAC and AIRLINE covering the use and occupancy of the Airfield, Terminal Building, Terminal Apron, Gold Concourse or International Arrivals Facility, but excluding any agreements between MAC and AIRLINE covering Other Areas on the Airport, and excluding any required agreements between MAC and AIRLINE covering mobile lift devices, are hereby cancelled.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the dates below.


In Presence Of:                                     METROPOLITAN AIRPORTS COMMISSION

    /s/  [signed - signature illegible]             By:           /s/ Gordy Wennerstrom
-----------------------------------------------               --------------------------------------------------------
                                                                                 Gordy Wennerstrom

                                                    It's:          Dir. Commercial Management & Airline Affairs
                                                              --------------------------------------------------------

                                                    Date:          February 11, 2000
                                                              --------------------------------------------------------

In Presence Of:                                               Northwest Airlines, Inc.

    /s/ John R. DeCoster                            By:          /s/  James M. Greenwald
-----------------------------------------------               --------------------------------------------------------
                                                                              Mr. James M. Greenwald

                                                    It's:            Vice President Facilities & Airport Affairs
                                                              --------------------------------------------------------

                                                    Date:              February 10, 2000
                                                              --------------------------------------------------------

                                                    Address:
                                                              Northwest Airlines, Inc.
                                                              --------------------------------------------------------
                                                              5101 Northwest Drive
                                                              --------------------------------------------------------
                                                              Dept A 1130
                                                              --------------------------------------------------------
                                                              St. Paul, MN 55111
                                                              --------------------------------------------------------

STATE OF MINNESOTA         )
                           )SS
COUNTY OF DAKOTA           )


This instrument was acknowledged before me on the 10th day of February,

2000, by James M. Greenwald as the authorized representative of

Northest Airlines, Inc.

(Notary Seal)     /s/ Eunice Burnham
                  ----------------------------------
                  Notary Public



STATE OF MINNESOTA         )
                                    )SS
COUNTY OF HENNEPIN         )
This instrument was acknowledged before me on the 11th day of February,

2000, by Gordy Wennerstrom the Director - CMAA of the
         --------------------------------------------------
                (Name)                        (Title)

Metropolitan Airports Commission.

(Notary Seal) /s/ Rebecca A. Zwart
              ---------------------------------------------
                Notary Public

                                   Exhibit A
                           [Map - Airport Layout Plan]

                                   Exhibit B
                                [Map - Airfield]

                                   Exhibit C
                      [Diagrams - Terminal Building Plan]

                                   Exhibit D
                             [Maps - Terminal Apron]

                                   Exhibit E
               [Diagrams - Terminal Building - Gold Concourse]

                                   Exhibit F
                             [Maps - Landside Area]

                                                                       EXHIBIT G
                                                                          1/1/99
                                                                     Page 1 of 1

                                   OTHER AREAS


Other Areas includes, but is not limited to, the following MAC facilities:

-        West Terminal Area
-        Cargo Area
-        Other Roads (Non AOA and Non Terminal Area)
- Hangars and Other Buildings (Includes any other MAC facility not flowing to airline rates and charges)

                                                                       EXHIBIT H
                                                                          1/1/99
                                                                     Page 1 of 1

           INTERNATIONAL REGULARLY SCHEDULED AIRLINE SERVICE CRITERIA


As operator of the HHH Terminal and the Lindbergh Terminal IAF Facility, the MAC must have reasonable and clear criteria to allocate international charter flights to the HHH Terminal AND international regularly scheduled flights to the Lindbergh Terminal IAF Facility. The principal purpose of the Lindbergh Terminal IAF Facility is to serve passengers making connections at MSP on a regularly scheduled basis. In addition, Gates 1-9 of the Lindbergh Terminal will be utilized by Northwest regularly scheduled flights providing domestic connecting service when not used by carriers providing international regularly scheduled service. Therefore, in making the determination of whether an international non-stop passenger flight to MSP is a regularly scheduled flight or a charter operation for purposes of making terminal assignment, the MAC will supply the following criteria:

1. Does the international operation generally have passengers connecting at MSP on-line, inter-line or via code share, and the operational need for connecting facilities?

2.       Is the carrier a signatory under the MAC use and lease agreement?

3. Does the carrier hold all necessary government approvals to operate international regularly scheduled service?

4. Is the carrier's international service primarily scheduled on a year-round basis or does it primarily offer seasonal service to different locations?

5. Are the carrier's schedules published each month in the Official Airline Guide and displayed in computer reservation systems? Are the fares regularly published by the Airline Tariff Publishing Company?

6. Does the carrier providing the service provide reservation services and create PNRs for the flights with its own employees?

International operations that meet these criteria overall shall be considered international regularly scheduled flights for use of the Lindbergh IAF. However, the failure to meet any one or more criteria shall not necessarily preclude the operation from being considered an international regularly scheduled flight. MAC's goal of optimizing overall airport operating efficiency shall be an important consideration.

                                                                       EXHIBIT I
                                                            MAC DRAFT 12/28/1999
                                                                    Page 1 of 23


                        2010 PLAN ESTIMATED PROJECT COSTS
                        METROPOLITAN AIRPORTS COMMISSION
                           (1998 DOLLARS IN THOUSANDS)

-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
PROGRAM                                                  AIRFIELD            RAMP        TERMINAL       OTHER           TOTAL
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Runway Deicing/Holding Pad Program                               $49,500       $2,776           $77        $5,697          $58,050
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Runway 17/35 Program                                             454,550                                  108,850          563,400
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Runway 4/22 Development Program                                   27,000                                                    27,000
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Noise Mitigation Program                                         330,800                                   80,000          410,800
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Taxiway W Construction Program                                    18,200                                                    18,200
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Taxiway C/D Complex Construction Program                          16,500                                                    16,500
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Airfield Rehabilitation and Repair Program                        57,540                                                    57,540
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Runway Rehabilitation Program                                     62,000                                                    62,000
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Environmental Remediation Program                                  6,000                        500         1,000            7,500
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Public Parking/Auto Rental Expansion Program                                      880        10,375       177,595          188,850
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Green Concourse Extension Program                                  6,064       21,742       180,682        17,812          226,300
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Concourse Expansion & Rehabilitation Program                                                  6,500                          6,500
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Lindbergh Terminal Rehab & Development Program                     1,064                     41,824         3,822           46,710
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Humphrey Terminal Development Program                                                                      77,000           77,000
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Sun Country Hangar Program                                                                                  5,150            5,150
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Landside Rehabilitation & Repair Program                                                     37,882        18,240           56,122
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Light Rail Transit Program                                                                   12,500        57,500           70,000
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Reliever Airport Program                                                                                  132,400          132,400
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Reliever Airports Utility Extension Program                                                                11,200           11,200
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Miscellaneous Field & Runway                                      10,500                                      650           11,150
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
Miscellaneous Landside Program                                    23,400        7,510        14,835        87,455          133,200
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------
TOTAL OF ALL PROGRAMS                                         $1,063,118      $32,908      $305,175      $784,371       $2,185,572
-------------------------------------------------------- ---------------- ------------ ------------- ------------- ---------------

                                                                       EXHIBIT I
                                                            MAC DRAFT 12/28/1999
                                                                    Page 2 of 23

                        PROJECTS COMPRISING THE 2010 PLAN
                        METROPOLITAN AIRPORTS COMMISSION


                       RUNWAY DEICING/HOLDING PAD PROGRAM


PROGRAM SCOPE
This program consists of projects to construct deicing/holding pads adjoining the ends of Runways 12L, 12R, 30L, and 30R.

Projects which are required for the construction of the Runway 12L pad, include the following:

-         Demolition of Hangars 1 and 2
-         Snow Removal Equipment Storage Building Addition
-         Maintenance Fueling System
-         Deicing Operations Center

Projects which are required for the construction of the Runway 12R pad, include the following:

-         Building Demolition
-         Taxiway B Construction

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------

                                           ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE        PROJECT                           COST CENTER
                                                                 COST
                                           START   COMPLETION   (1998$)      AIRFIELD         RAMP        TERMINAL      OTHER
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Runway 12L Pad                              1998      1998    $11,500,000    $11,500,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Hangars 1 & 2 Demolition                    1997      1998        700,000        700,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Snow Removal Equipment Storage Bldg Addn.   1997      1998      4,750,000      2,375,000    $1,710,000      $47,500     $617,500
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Maintenance Fueling Facility                1998      1998        700,000        350,000       252,000        7,000       91,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Maintenance Campus Site Work                1998      1998      1,850,000        925,000       666,000       18,500      240,500
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Deicing Operations Center                   1998      1998      4,550,000                                              4,550,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
SUBTOTAL                                                      $24,050,000    $15,850,000    $2,628,000      $73,000   $5,499,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------

------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Runway 12R Pad                              2001      2002    $15,900,000     15,900,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Buildings Demolition                        2001      2001      1,000,000      1,000,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Taxiway B                                   2001      2001      2,100,000      2,100,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
SUBTOTAL                                                      $19,000,000    $19,000,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------

------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Runway 30R Pad                              2001      2001     $9,000,000     $9,000,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------

------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Runway 30L Pad - Temporary                  1999      1999     $3,500,000     $3,500,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------

------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
SUBTOTAL                                                      $55,550,000    $47,350,000    $2,628,000      $73,000   $5,499,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------

------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
Contingency                                                    $2,500,000     $2,150,000      $148,000       $4,000     $198,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------

------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------
PROGRAM TOTAL                                                 $58,050,000    $49,500,000    $2,776,000      $77,000   $5,697,000
------------------------------------------ ------- ---------- ------------ -------------- ------------- ------------ ------------

                                                                       EXHIBIT I
                                                            MAC DRAFT 12/28/1999
                                                                    Page 3 of 23


                        RUNWAY 17/35 CONSTRUCTION PROGRAM

PROGRAM SCOPE
This program consists of projects required to construct a new 8,000-foot by 150 foot concrete runway and associated roadways, taxiways, and appurtenances as shown on the attached graphic and summarized as follows:

- Site Preparation and Utility Installation - Based on preliminary graphics and discussions with HNTB, this project is split 50% Field and Runway and 50% Other. Other includes both MAC and Tenant facilities.

-    Demolition On and Off Airport - 100% Field and Runway

- Runway, Taxiways, Taxilanes and Connectors - Based on graphics from HNTB and discussions with Airport Development the split is as follows;
     - West Side Taxiway - Common Use charged to all west side tenants proportionately (2A)
     - West Side Connectors - Common Use charged to all west side tenants proportionately (2B0
     -   Runway - 100% Field and Runway (2C)
     -   East Side Taxiway - 100% Field and Runway (2D)
     -   East Side Connectors - 100% Field and Runway (2D)
     -   Deicing Pad - 100% Field and Runway (2E)
     - Taxiway and Connectors through Midfield - 2/3 Midfield allocated proportionately to tenants and 1/3 Field and Runway (2F)

- Infield Roadways and Service Roads - 2/3 allocated proportionately to tenants and 1/3 Field and Runway

-    Aircraft Apron Areas - allocated to the specific tenant

-    Airside Service Roads and ARFF Roads - 100% Field and Runway

- Landside Roadways and 24th Ave. Bridge - allocated 1/2 Field and Runway and 1/2 MAC Roads

- Runway 17/35 and 4/22 Roadway Tunnels - Based on 9/23 letter from HNTB, $3,100,000 would be charged to Midfield Tenants which is the cost of an at-grade roadway to their facilities. The remaining $61,200,000 is proposed to be Field and Runway

-    Taxiways Z and Y Bridges - 100% Field and Runway

-    66th Street/TH 77 Interchange - 100% Other ( MAC Roads)

- Fueling Facilities - a portion (less than 50%) will be Field and Runway with the balance to be charged to Other Tenants

-    NAVAIDS including ILS, RTR,VORTAC, and ALS - 100% Field and Runway

-    Tenant Lease Extinguishment - 100% Field and Runway

-    Deicing Agent Processing Facility - 100% Field and Runway

-    Airfield Electric Distribution Center - 100% Field and Runway

- Airfield Materials and Equipment Storage Facilities - allocated based on the percentages identified in the new Airline Agreement (50% Field and Runway, 36% Ramp, 2% Parking, 2% Public Roads, 4% Cargo Area, 4% Other Public Roads, 1% Terminal and 1% HHH Terminal

                                                                       EXHIBIT I
                                                            MAC DRAFT 12/28/1999
                                                                    Page 4 of 23

-    Property Acquisition - 100% Field and Runway

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the project elements listed above.

------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------

                                                                 ESTIMATED
                                            ESTIMATED PROJECT     PROJECT
                 PROJECT                        SCHEDULE           COST                          COST CENTER
                                            START   COMPLETION    (1998$)       AIRFIELD       RAMP       TERMINAL       OTHER
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Site Preparation and Utility Installation   1998      2004      $58,000,000    $29,000,000                            $29,000,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Demolition On and Off Airport               1999      2004       18,200,000     18,200,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Runways, Taxiways, Taxilanes, and
Connectors                                  1999      2004       41,000,000     19,500,000                             21,500,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Infield Roads and Service Roads             1999      2004        4,800,000      1,600,000                              3,200,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Aircraft Apron Areas                        1999      2004       21,000,000                                            21,000,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Airside Service Roads and ARFF Roads        1999      2004        3,700,000      3,700,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Landside Roadways and 24th Ave. Bridge      1999      2004       12,900,000      6,450,000                              6,450,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Runways 17/35 and 4/22 Roadway Tunnels      1999      2004       69,900,000     66,500,000                              3,400,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Taxiways Z and Y Bridges                    1999      2004       26,800,000     26,800,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
66th Street/TH 77 Interchange               1999      2004       10,500,000                                            10,500,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Fueling Facilities                          1999      2004        3,800,000                                             3,800,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
NAVAIDS including ILS, RTR, VORTAC, ALS     1999      2004        2,700,000      2,700,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Tenant Lease Extinguishment                 1999      2004       35,000,000     35,000,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Deicing Agent Processing Facility           1999      2004        4,300,000      4,300,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Airfield Electric Distribution Center       1999      2004        5,400,000      5,400,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Airfield Material & Equipment Storage
Facilities                                  1999      2004        5,400,000      5,400,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Property Acquisition                        1998      2004      190,000,000    190,000,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
SUBTOTAL                                                        $513,400,000  $414,550,000                            $98,850,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------

------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
Contingency                                                     $50,000,000    $40,000,000                            $10,000,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------

------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------
PROGRAM TOTAL                                                   $563,400,000  $454,550,000                           $108,850,000
------------------------------------------ ------- ------------ ------------ -------------- ------------ ----------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                   Page 5 of 23

                         RUNWAY 4/22 DEVELOPMENT PROGRAM


PROGRAM SCOPE
This program consists of projects required for the reconstruction of the northeast 2000 feet of Runway 22 and the construction of a 1,000-foot extension to Runway 4/22 and includes the following projects:

-         Runway 12R/30L Temporary Extension
-         Runway 4/22 Reconstruction
-         Runway 4/22 Road Relocation
-         Runway 4/22 Extension
-         North Side Storm Sewer
-         Property Acquisition
-
ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------

                                            ESTIMATED PROJECT    ESTIMATED
                                                SCHEDULE         PROJECT                          COST CENTER
                 PROJECT                                           COST
                                            START  COMPLETION     (1998$)      AIRFIELD        RAMP      TERMINAL       OTHER
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------
Runway 12R/30L Temporary Extension          1999      2000      $3,500,000     $3,500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------
Runway 4/22 Reconstruction                  2001      2001       8,500,000      8,500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------
Runway 22 Road Relocation                   2001      2001       1,000,000      1,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------
Runway 4/22 Extension                       2001      2001       5,000,000      5,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------
North Side Storm Sewer                      2001      2001       2,500,000      2,500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------
Property Acquisition                                             5,000,000     5,000,0000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------
SUBTOTAL                                                       $25,500,000    $25,500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------
Contingency                                                     $1,500,000     $1,500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------
PROGRAM TOTAL                                                  $27,000,000    $27,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ----------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                   Page 6 of 23

                            NOISE MITIGATION PROGRAM


PROGRAM SCOPE
This program consists of projects to insulate houses and schools within the DNL 65 and 1996 DNL 60 contours, to acquire property in New Ford Town and Rich Acres subdivisions in Richfield, and to remediate problems associated with indoor air quality in homes which were previously insulated. Projects in this program include the following:

-         Home Insulation
-         New Ford Town/Rich Acres Acquisition
-         School Noise Abatement
-         Runway 4/22 Noise Mitigation
-         Remediation of Past Homes
-         Remote Monitoring Unit Installations

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Costs, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------

                                            ESTIMATED PROJECT    ESTIMATED
                                                SCHEDULE          PROJECT                         COST CENTER
                 PROJECT                                           COST
                                           START   COMPLETION     (1998$)      AIRFIELD        RAMP      TERMINAL       OTHER
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
Home Insulation (Inside 65 DNL)  *          1998      2003     $129,100,000  $129,100,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
Home Insulation (Between 60 and 65 DNL)
**                                          2003      2010      150,000,000    70,000,000                            80,000,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
New Ford Town Rich Acres Acquisition        1998      1998        3,500,000     3,500,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
School Noise Abatement                      1998      2002       33,000,000    33,000,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
Runway 4/22 Noise Mitigation                2000      2005       38,000,000    38,000,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
Remediation of Past Homes                   1998      2002        6,300,000     6,300,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
Remote Monitoring Unit Installations        1999      2001          900,000       900,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
SUBTOTAL                                                       $360,800,000  $280,800,000                             80,000,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------

------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
Contingency                                                     $50,000,000   $50,000,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------

------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------
PROGRAM TOTAL                                                  $410,800,000  $330,800,000                             80,000,000
------------------------------------------ ------- ----------- ------------- ------------- ------------ ------------ ------------

         *  For 1998, assumes 910 homes @ $28,000 per home
            For 1999 through 2003, assumes 2,795 homes @ $37,100 per home

         ** For  2003 through 2010, assumes 4043 homes @ $37,100 per home

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                   Page 7 of 23

                         TAXIWAY W CONSTRUCTION PROGRAM


PROGRAM SCOPE
This program consists of the construction of an approximately 9,050-feet long parallel taxiway for Runway 12R/30L in three phases.

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Center for the projects described above.

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                            ESTIMATED PROJECT    ESTIMATED
                PROJECT                         SCHEDULE          PROJECT                          COST CENTER
                                                                   COST
                                            START  COMPLETION     (1998$)      AIRFIELD         RAMP      TERMINAL      OTHER
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Taxiway W Segment 1                         1998      1998      $5,200,000     $5,200,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Taxiway W Segment 2                         1998      1998       5,500,000      5,500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Taxiway W Segment 3                         1999      1999       7,500,000      7,500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
SUBTOTAL                                                       $18,200,000    $18,200,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Contingency                                                             $0             $0
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
PROGRAM TOTAL                                                  $18,200,000    $18,200,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                   Page 8 of 23

                    TAXIWAY C/D COMPLEX CONSTRUCTION PROGRAM


PROGRAM SCOPE
This program consists of the realignment and reconstruction of Taxiways Charlie and Delta in phases to allow unrestricted two-way taxiing of Group V aircraft on both taxiways.

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Center for the projects listed above.

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                           ESTIMATED PROJECT     ESTIMATED
                 PROJECT                        SCHEDULE          PROJECT                          COST CENTER
                                                                   COST
                                            START  COMPLETION     (1998$)      AIRFIELD         RAMP      TERMINAL      OTHER
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
C/D Complex-Phase 1                         2004      2005      $8,000,000     $8,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
C/D Complex-Phase 2                         2004      2005       8,000,000      8,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
SUBTOTAL                                                       $16,000,000    $16,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Contingency                                                       $500,000       $500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
PROGRAM TOTAL                                                  $16,500,000    $16,500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                   Page 9 of 23

                   AIRFIELD REHABILITATION AND REPAIR PROGRAM


PROGRAM SCOPE
This program consists of projects undertaken on a yearly basis to repair and maintain the facilities on the airfield. These projects include the following:

-    Airside Bituminous Rehabilitation - $475,000 per year
-    Pavement Rehabilitation - Aprons/Taxiways - $2,850,000 per year
-    Pavement Joint Sealing - $475,000 per year
-    Miscellaneous projects within the airside - $380,000 per year
-    Taxiway A/H Reconstruction

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the total Estimated Costs to be incurred for the projects listed above as well as their Cost Centers.

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                           ESTIMATED PROJECT     ESTIMATED
                 PROJECT                        SCHEDULE          PROJECT                          COST CENTER
                                                                   COST
                                            START  COMPLETION     (1998$)      AIRFIELD         RAMP      TERMINAL      OTHER
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Airside Bituminous                          1998      2010      $6,175,000     $6,175,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Pavement Joint Sealing                      1998      2010       6,175,000      6,175,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Pavement Rehabilitation-Aprons/Taxi-way     1998      2010      37,050,000     37,050,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Miscellaneous                               1998      2010       4,940,000      4,940,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Taxiway A/H Reconstruction                  2001      2001       3,200,000      3,200,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
SUBTOTAL                                                       $57,540,000    $57,540,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Contingency                                                             $0             $0
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
PROGRAM TOTAL                                                  $57,540,000    $57,540,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 10 of 23

                          RUNWAY REHABILITATION PROGRAM


PROGRAM SCOPE
This program consists of projects to rehabilitate/reconstruct Runways 12R/30L and 12L/30R. Projects to be completed under this program include the following:

-    Reconstruct Runway 12R/30L - Segment 1
-    Reconstruct Runway 12R/30L - Segment 3
-    Rehabilitate Runway 12R/30L - Segment 2
-    Reconstruct Runway 12R/30L - Segment 2
-    Rehabilitate Runway 12L/30R - Segment 2
-    Reconstruct Runway 12L/30R - Segment 2
-    Runway 30L Safety Area Improvements

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                           ESTIMATED PROJECT     ESTIMATED
                 PROJECT                        SCHEDULE          PROJECT                          COST CENTER
                                                                   COST
                                            START  COMPLETION     (1998$)      AIRFIELD         RAMP      TERMINAL      OTHER
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Reconstruct Runway 12R/30L-Segment 1        1998      1998     $15,000,000    $15,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Reconstruct Runway 12R/30L-Segment 3        1999      1999      16,000,000     16,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Rehabilitate Runway 12R/30L-Segment 2       2001      2001       1,300,000      1,300,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Reconstruct Runway 12R/30L-Segment 2        2004      2004      10,200,000     10,200,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Rehabilitate Runway 12L/30R-Segment 2       2001      2001         800,000        800,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Reconstruct Runway 12L/30R-Segment 2        2005      2005      14,000,000     14,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Runway 30L Safety Area Improvements         1999      1999       3,700,000      3,700,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
SUBTOTAL                                                       $61,000,000    $61,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Contingency                                                     $1,000,000     $1,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
PROGRAM TOTAL                                                  $62,000,000    $62,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 11 of 23

                        ENVIRONMENTAL REMEDIATION PROGRAM


PROGRAM SCOPE
This program consists of projects to remove/upgrade MAC owned underground storage tanks and to provide storm water detention facilities of adequate size to handle the drainage from new pavement areas.

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the tables below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                           ESTIMATED PROJECT     ESTIMATED
                 PROJECT                        SCHEDULE          PROJECT                          COST CENTER
                                                                   COST
                                            START  COMPLETION     (1998$)      AIRFIELD         RAMP      TERMINAL      OTHER
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
UST Removals/Upgrades                       1998      2010      $2,000,000       $500,000                 $500,000   $1,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Storm Water Detention Ponds                 1999      2000       5,500,000      5,500,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
SUBTOTAL                                                        $7,500,000     $6,000,000                  $500,000   $1,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Contingency                                                             $0             $0                        $0           $0
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
PROGRAM TOTAL                                                   $7,500,000     $6,000,000                  $500,000   $1,000,000
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 12 of 23

                  PUBLIC PARKING/AUTO RENTAL EXPANSION PROGRAM


PROGRAM SCOPE
This project consists of the construction of two nine level parking structures and two new entrance and two new exit helicies and a quick turn-around (QTA) facility on the ground level for the auto rental companies. Other projects, which are required for the operation of the parking structure includes the following:

-    Automated People Mover
-    Parking Management Building
- Roadway relocations related to ingress and egress from the new parking facilities
-    Revenue Control System
-    NWA Replacement Parking for those spaces lost to the exit plaza
-    Northwest Drive Improvements
-    Temporary Auto Rental Service Site Development
- Temporary Regional Apron o Miscellaneous Projects including a security system, helix enclosures, snowmelters, maintenance gates at the helices, a maintenance building and directional signage.

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------

                                           ESTIMATED PROJECT     ESTIMATED
                 PROJECT                        SCHEDULE          PROJECT                          COST CENTER
                                                                   COST
                                            START  COMPLETION     (1998$)      AIRFIELD         RAMP      TERMINAL      OTHER
------------------------------------------ ------- ----------- ------------ -------------- ------------ ------------ -----------
Parking/Auto Rental Structure               1998      2000     $95,900,000                                            $95,900,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Automated People Mover                      1998      2000      26,000,000                               $8,580,000    17,420,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Parking Management Building                 1998      1999       3,500,000                                              3,500,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Roadway Relocations                         1999      2001      27,000,000                                             27,000,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Revenue Control System                      1998      1999       6,600,000                                              6,600,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
NWA Replacement Parking                     1998      1999       9,000,000                                              9,000,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Northwest Drive Improvements                1999      1999       3,500,000                                              3,500,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Temp. Auto Rental Service Site
Development                                 1998      1998       1,000,000                                              1,000,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Temporary Regional Apron                    1998      1998         850,000                  $850,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Miscellaneous Projects                      1998      2001       6,000,000                                              6,000,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Transit Center                              1999      2001       2,000,000                                1,000,000     1,000,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
SUBTOTAL                                                      $181,350,000                  $850,000     $9,580,000  $170,920,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
Contingency                                                     $7,500,000                   $30,000       $795,000    $6,675,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------
PROGRAM TOTAL                                                 $188,850,000                  $880,000    $10,375,000  $177,595,000
------------------------------------------ ------- ----------- ------------ ------------ ------------ -------------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 13 of 23

                        GREEN CONCOURSE EXTENSION PROGRAM


PROGRAM SCOPE
This project consists of the extension of the Green Concourse by the construction of 12 new gates and a new Regional Terminal Facility with 30 parking positions. The relocation of the inbound roadway required by the alignment of the Green Concourse extension is also part of this project. Other projects which are required for the extension of the Green Concourse include the following:

-         Post Office Relocation
-         Green/Gold Connector Bag Belt
-         Green/Gold Connector Ticket Counter/Bag Check
-         Green Concourse Apron Expansion
-         Green Concourse Temporary Regional Apron
-         Green/Gold Connector
-         Green Concourse APM
-         Fuel Hydrant Loop Extension
-
ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------

                                           ESTIMATED PROJECT     ESTIMATED
                 PROJECT                        SCHEDULE          PROJECT                          COST CENTER
                                                                   COST
                                            START  COMPLETION     (1998$)      AIRFIELD         RAMP      TERMINAL      OTHER
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Green Concourse Expansion-Phase 1           1999      2000     $40,500,000                              $40,500,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Green Concourse Expansion-Phase 2           2000      2002      71,000,000                               71,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Post Office Relocation                      1999      2000      17,000,000   $6,000,000                               $11,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Green/Gold Connector Bag Belt               1999      2000       5,000,000                                5,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Green/Gold Connector Ticket Ctr/Bag Check   1999      2000       2,000,000                                2,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Green Concourse Apron Expansion             1999      2001      16,000,000                $16,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Green Concourse Temporary Regional Apron    1999      2000       5,000,000                  5,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Green/Gold Connector                        1999      2000      20,000,000                               20,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Green Concourse APM                         1999      2001      36,000,000                               36,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Fuel Hydrant Loop Extension                 1998      2004       6,300,000                                              6,300,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
SUBTOTAL                                                      $218,800,000   $6,000,000   $21,000,000  $174,500,000   $17,300,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Contingency                                                     $7,500,000      $64,000      $742,000    $6,182,000      $512,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
PROGRAM TOTAL                                                 $226,300,000   $6,064,000   $21,742,000  $180,682,000   $17,812,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 14 of 23

                 CONCOURSE EXPANSION AND REHABILITATION PROGRAM


PROGRAM SCOPE
This program consists of projects to in fill areas on the Blue and Red Concourses as follows:

Blue Concourse             10,240 square feet

Red Concourse              13,000 square feet

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                            ESTIMATED PROJECT    ESTIMATED
                 PROJECT                        SCHEDULE          PROJECT                      COST CENTER
                                                                   COST
                                            START  COMPLETION     (1998$)     AIRFIELD       RAMP       TERMINAL      OTHER
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Blue Concourse Infill Phase-1               2001      2002     $2,500,000                               $2,500,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Red Concourse Infill Phase-1                2000      2001      3,000,000                                3,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
SUBTOTAL                                                       $5,500,000                               $5,500,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Contingency                                                    $1,000,000                               $1,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
PROGRAM TOTAL                                                  $6,500,000                               $6,500,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 15 of 23

            LINDBERGH TERMINAL REHABILITATION AND DEVELOPMENT PROGRAM


PROGRAM SCOPE
This program consists of projects to upgrade and expand the Lindbergh Terminal complex and includes the following projects:

-        Terminal Carpet Replacement                                            Computer Lab Expansion
-        Terminal Curtainwall Security Enhancements                             West Mezzanine Finishes
-        Terminal Elevator Addition/Modifications                               North Terminal Addition
-        Energy Management Center Boiler Replacements                           Tug Drive Door Replacement
-        Commercial Roadway Bag Belt/Sortation Facility                         Tug Drive Floor Replacement
-        Informational/Directional Signage                                      Chiller Addition
-        International Arrivals Facility Upgrade                                Cooling Towers Installation
-        Lindbergh Terminal Bag Make-up Addition                                Security Camera Installation
-        Loading Dock Relocation                                                Conference Center
-        Rubber Flooring Replacement                                            Business Service Center Development
-        Terminal Toilet Additions                                              Jetway Door Reconstruction
-        P. A. System Replacement
-        Police Department Modifications

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                            ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE         PROJECT                      COST CENTER
                                                                  COST
                                            START  COMPLETION    (1998$)     AIRFIELD       RAMP       TERMINAL      OTHER
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Carpet Replacement                 1998      1998     $1,730,000                               $1,730,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Curtainwall Security
Enhancements                                2000      2000        550,000                                  550,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Elevator/Escalator Modifications   1999      2000        600,000                                  600,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Energy Management Center Boiler
Replacements                                2001      2001      4,500,000                                4,500,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Commercial Roadway Bag Belt /Sortation
Facility                                    2000      2000      1,000,000                                1,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Informational/Directional Signage           1999      2001      1,250,000                                1,250,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
International Arrivals Facility Upgrade     1999      1999      2,500,000                                             $2,500,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Lindbergh Terminal Bag Make-up Addition     2001      2001      2,000,000                                2,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Loading Dock Relocation                     2001      2001      1,000,000                                1,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Toilet Additions                   1999      1999      1,100,000                                1,100,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
PA System Replacement                       1999      2000      4,000,000                                4,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Police Department Modifications             1999      1999        160,000      $32,000                      17,000       111,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Computer Lab Expansion                      1999      1999        160,000       32,000                      17,000       111,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
West Mezzanine Finishes                     2000      2000      1,000,000                                1,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
North Terminal Addition                     2001      2002     12,000,000                               12,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Tug Drive Door Replacement                  1999      1999         60,000                                   60,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Tug Drive Floor Replacement                 1999      1999        700,000                                  700,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Chiller Addition                            1998      1999      4,450,000                                4,450,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Cooling Towers Installation                 1998      1999      5,000,000                                5,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Security Camera Installation                1998      2000      1,000,000    1,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Conference Center                           1998      1999        850,000                                                850,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Business Service Centers Development        1998      1999        250,000                                                250,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Jetway Door Reconstruction                  1999      1999        100,000                                  100,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
SUBTOTAL                                                      $46,710,000   $1,064,000                 $41,824,000    $3,822,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Contingency                                                            $0           $0                          $0            $0
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
PROGRAM TOTAL                                                 $46,710,000   $1,064,000                 $41,824,000    $3,822,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 16 of 23

                      HUMPHREY TERMINAL DEVELOPMENT PROGRAM


PROGRAM SCOPE
This project consists of the construction of a replacement terminal for the existing Humphrey Terminal to provide gates for 8 narrow body/4 wide body aircraft. Projects to be constructed which are incidental to this project include the following:

- Construction of two 250,000 gallon above ground storage tanks and trickle fill line.
-        Ground Service Equipment storage/maintenance facility.
-        Parking Facility
-        Hydrant Fueling System
-        Ground Power
-        Airline Lease Space Shell
-        Concessions Shell

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                            ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE         PROJECT                      COST CENTER
                                                                  COST
                                            START  COMPLETION    (1998$)     AIRFIELD       RAMP       TERMINAL      OTHER
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Development                        1999      2001    $53,000,000                                            $53,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Fuel Storage Tanks and Pipeline             1998      1998      9,000,000                                              9,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
GSE Storage/Maintenance Facility            1999      2001      3,700,000                                              3,700,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Short Term Parking Facility                 1999      2001      2,100,000                                              2,100,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Hydrant Fueling System                      1999      2001        600,000                                                600,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Ground Power                                1999      2001        600,000                                                600,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Airline Lease Space                         1999      2001        600,000                                                600,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Concessions Fit-Up                          1999      2001      2,400,000                                              2,400,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
SUBTOTAL                                                      $72,000,000                                            $72,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Contingency                                                    $5,000,000                                             $5,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
PROGRAM TOTAL                                                 $77,000,000                                            $77,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 17 of 23

                     SUN COUNTRY HANGAR DEVELOPMENT PROGRAM


PROGRAM SCOPE
This program consists of the construction of a new hangar and apron for Sun Country Airlines.

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Center for the projects listed above.

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                            ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE         PROJECT                      COST CENTER
                                                                  COST
                                            START  COMPLETION    (1998$)     AIRFIELD       RAMP       TERMINAL        OTHER
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Hangar                                      1998      1998     $4,050,000                                             $4,050,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Apron                                       1998      1998      1,000,000                                              1,000,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
SUBTOTAL                                                       $5,050,000                                             $5,050,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Contingency                                                      $100,000                                               $100,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
PROGRAM TOTAL                                                  $5,150,000                                             $5,150,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 18 of 23

                   LANDSIDE REHABILITATION AND REPAIR PROGRAM


PROGRAM SCOPE
This program consists of yearly projects to repair, maintain and improve the facilities in the terminal and on the landside. These will projects be defined in the year(s) prior to implementation. Project categories include the following:

-        Landside Bituminous Construction
-        Parking Structure Rehabilitation
-        Lindbergh Terminal Interior Rehabilitation
-        Terminal Exterior Rehabilitation
-        Terminal Complex Sprinkler Modifications
-        Terminal Electrical Modifications
-        Terminal Mechanical Modifications
-        Terminal Miscellaneous Projects
-        West Terminal Rehabilitation

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the projects listed above.

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                            ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE         PROJECT                      COST CENTER
                                                                  COST
                                            START  COMPLETION    (1998$)     AIRFIELD       RAMP       TERMINAL      OTHER
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Landside Bituminous Construction            1998      2010     $4,940,000                                             $4,940,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Parking Structure Rehabilitation            1998      2010     11,875,000                                             11,875,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Lindbergh Terminal Interior
Rehabilitation                              1998      2010     19,665,000                              $19,665,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Exterior Rehabilitation            1998      2010      6,650,000                                6,650,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Complex Sprinkler Modifications    1998      2010      1,330,000                                1,330,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Electrical Mods                    1998      2010      1,401,000                                1,401,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Mechanical Mods                    1998      2010      5,748,000                                5,748,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Terminal Miscellaneous                      1998      2010      3,088,000                                3,088,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
West Terminal Rehabilitation                1998      2010      1,425,000                                              1,425,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
SUBTOTAL                                                      $56,122,000                              $37,882,000   $18,240,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
Contingency                                                            $0                                       $0            $0
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------
PROGRAM TOTAL                                                 $56,122,000                              $37,882,000   $18,240,000
------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 19 of 23

                           LIGHT RAIL TRANSIT PROGRAM


PROGRAM SCOPE
This program consists of projects to be implemented at Wold Chamberlain Field. These projects generally consist of the following:

-         Lindbergh Terminal Light Rail Transit Station
-         Hubert H. Humphrey Light Rail Transit Station
-         Other Eligible Program Elements

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Costs for each project.

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                            ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE         PROJECT                      COST CENTER
                                                                  COST
                                            START  COMPLETION    (1998$)      AIRFIELD       RAMP        TERMINAL        OTHER
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Lindbergh Terminal LRT Station              1999      2003     $25,000,000                             $12,500,000   $12,500,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Hubert H. Humphrey LRT Station              1999      2003       2,000,000                                            $2,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Other Eligible Program Elements             1999      2003      43,000,000                                           $43,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
SUBTOTAL                                                       $70,000,000                                           $57,500,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
Contingency
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------

------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------
PROGRAM TOTAL                                                  $70,000,000                             $12,500,000   $57,500,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- -------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 20 of 23

                            RELIEVER AIRPORTS PROGRAM


PROGRAM SCOPE
This program consists of projects to be implemented at MAC's six reliever airports. These projects generally consist of land acquisition for runway protection, rehabilitation of existing airfield pavements, construction of new runways, taxi-ways, aprons and construction /expansion of areas for the construction of new hangars.

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Costs for each reliever airport from 1998 to 2010.

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                            ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE         PROJECT                      COST CENTER
                                                                  COST
                                            START  COMPLETION    (1998$)      AIRFIELD       RAMP       TERMINAL         OTHER
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
St. Paul-Downtown Airport                   1998      2010     $19,000,000                                            $19,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Flying Cloud Airport                        1998      2010      61,000,000                                             61,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Crystal Airport                             1998      2010       3,100,000                                              3,100,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Anoka County-Blaine Airport                 1998      2010     23,7000,000                                             23,700,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Lake Elmo Airport                           1998      2010       8,100,000                                              8,100,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Airlake Airport                             1998      2010      12,500,000                                             12,500,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
SUBTOTAL                                                      $127,400,000                                           $127,400,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------

------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Contingency                                                     $5,000,000                                             $5,000,000

------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
PROGRAM TOTAL                                                 $132,400,000                                           $132,400,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 21 of 23

                   RELIEVER AIRPORTS UTILITY EXTENSION PROGRAM


PROGRAM SCOPE
This program consists of projects to extend municipal utilities consisting of sanitary sewer and water main to its system of reliever airports.

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Centers for the Utility Extension projects at each of the reliever airports.

------------------------------------------ ------- ---------- ------------ ------------ ------------ -------------- -------------

                                            ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE         PROJECT                      COST CENTER
                                                                  COST
                                            START  COMPLETION    (1998$)      AIRFIELD       RAMP       TERMINAL         OTHER
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
St. Paul-Downtown Airport                   1998      1998       $300,000                                               $300,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Flying Cloud Airport                        1999      2000      4,500,000                                              4,500,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Crystal Airport                             1999      2000      1,200,000                                              1,200,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Anoka County-Blaine Airport                 1999      2000      1,800,000                                              1,800,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Airlake Airport                             2000      2000        400,000                                                400,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
SUBTOTAL                                                       $8,200,000                                             $8,200,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------

------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
Contingency                                                    $3,000,000                                             $3,000,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------

------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------
PROGRAM TOTAL                                                 $11,200,000                                            $11,200,000
------------------------------------------ ------- ---------- ------------- ------------ ------------ -------------- ------------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 22 of 23

                     MISCELLANEOUS FIELD AND RUNWAY PROGRAM


PROGRAM SCOPE
This program consists of the construction of miscellaneous projects associated with the airfield. Projects to be constructed include the following:

-        Run-up Pad Blast Fence Modifications
-        Electrical System Computerization
-        Security Fence/Gates Replacement
-        Tunnel Structure Rehabilitation
-        Apron Lighting Upgrades
-        Remote Satellite Antennas Relocation
-        Miscellaneous Airside Projects
-        Utility Reconstruction

ESTIMATED PROJECT SCHEDULES/COSTS
Summarized in the table below are the Estimated Project Schedule, Estimated Project Costs and Cost Center for each of the projects listed above.

------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------

                                            ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE         PROJECT                      COST CENTER
                                                                  COST
                                            START  COMPLETION    (1998$)     AIRFIELD       RAMP       TERMINAL       OTHER
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
Run-up Pad Blast Fence Modifications        1998      1998      1,500,000    $1,500,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
Electrical System Computerization           1998      2000      1,000,000     1,000,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
Security Fence/Gates Replacement            1998      2000        800,000       800,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
Tunnel Structure Rehabilitation             1999      1999        200,000       200,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
Apron Lighting Upgrades                     2001      2001      2,000,000     2,000,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
Remote Satellite Antennas Relocation        1999      1999        150,000                                             $150,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
Miscellaneous Airfield Projects             2000      2010      4,500,000     4,500,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
Utility Reconstruction                      1999      2000        500,000                                              500,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
SUBTOTAL                                                      $10,650,000   $10,000,000                               $650,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------

------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
Contingency                                                      $500,000      $500,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------

------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------
PROGRAM TOTAL                                                 $11,150,000   $10,500,000                               $650,000
------------------------------------------ ------- ---------- ------------ ------------- ----------- -------------- -----------

                                                                      EXHIBIT I
                                                           MAC DRAFT 12/28/1999
                                                                  Page 23 of 23

                        MISCELLANEOUS LANDSIDE PROGRAM


PROGRAM SCOPE
This program consists of miscellaneous projects located throughout the airport which will enhance customer service, improve operations within the terminal complex and provide for the support of expanded terminal operations. Projects included in this program are as follows:

-        East Commercial Roadway Reconstruction                        HHH AVI System/Taxi Starter Booth
-        East Airport Water Main Loop                                  Lower Level Roadway Lighting Improvements
-        General Office Modifications                                  Maintenance Facility Addition
-        Central Alarm Monitoring/Fiber Optic Cable Upgrade            Materials Storage Building
-        Emergency Power Addition                                      Navy Relocation
-        Commercial Vehicle Staging Area                               Post Road Taxi Monitors/LED Signs
-        EconoLot/Employee Parking Structure                           Fire/Rescue Replacement Facility
-        Green/Gold Ramp Lighting Upgrades                             D Street Reconstruction
-        Green/Gold Ramp Security System                               MAC Belly Cargo Building
-        MAC Cargo Hangar

ESTIMATED PROJECT SCHEDULES/COSTS
Summarizing the table below are the Estimated Project Schedules, Estimated Project Costs and Cost Center for the projects listed above.

------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------

                                            ESTIMATED PROJECT   ESTIMATED
                 PROJECT                        SCHEDULE         PROJECT                      COST CENTER
                                                                  COST
                                            START  COMPLETION    (1998$)     AIRFIELD       RAMP       TERMINAL         OTHER
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
East Commercial Roadway Reconstruction      1998      1998       $600,000                                               $600,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
East Airport Water Main Loop                1999      2000      1,000,000                                              1,000,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
General Office Space Modifications          1998      1999      9,000,000                                              9,000,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Central Alarm Monitoring/Fiber Optic
Cable Upgrade                               1999      2002     10,850,000                              $10,850,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Emergency Power Addition                    1999      1999      4,000,000                 $2,000,000     2,000,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Commercial Vehicle Staging Area             2000      2000        500,000                                                500,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
EconoLot/Employee Parking Structure         2001      2002     60,000,000                                             60,000,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Green/Gold Ramp Lighting Upgrades           1999      2000      1,250,000                  1,250,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Green/Gold Ramp Security System             2000      2000      1,200,000                  1,200,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
HHH AVI System/Taxi Starter Booth           1999      2000        250,000                                                250,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Lower Level Roadway Lighting Improvements   1999      1999        450,000                                                450,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Maintenance Facility Addition               2000      2000      3,000,000    $1,500,000    1,080,000        30,000       390,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Materials Storage Building                  1999      1999      5,500,000     2,750,000    1,980,000        55,000       715,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Navy Relocation                             1999      2000     12,500,000    12,500,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Post Road Taxi Monitors/LED Signs           1999      1999        200,000                                                200,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Fire/Rescue Replacement Facility            2002      2003      9,500,000     6,650,000                  1,900,000       950,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
D Street Reconstruction                     1999      1999      2,500,000                                              2,500,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
MAC Belly Cargo Building                    2000      2001      4,700,000                                              4,700,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
MAC Cargo Hangar                            2002      2003      6,200,000                                              6,200,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
SUBTOTAL                                                      $133,200,000  $23,400,000   $7,510,000   $14,835,000   $87,455,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------

------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
Contingency                                                            $0            $0           $0            $0            $0
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------

------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------
PROGRAM TOTAL                                                 $133,200,000  $23,400,000   $7,510,000   $14,835,000   $87,455,000
------------------------------------------ ------- ---------- ------------ ------------- ------------ ------------- -------------

                                   Exhibit J
                [Maps/Diagrams - Leased Areas of Main Terminal]

                                                                      EXHIBIT K
                                                                         1/1/99
                                                                    Page 1 of 5

                          GUIDELINES FOR ADMINISTERING
                            VALIDATED AIRPORT PARKING



                        METROPOLITAN AIRPORTS COMMISSION

                                                                      EXHIBIT K
                                                                         1/1/99
                                                                    Page 2 of 5

I.       POLICY

         Under certain circumstances, outlined below, the Metropolitan Airports Commission shall waive parking charges in its public parking facilities at the Minneapolis-Saint Paul International Airport. For a limited number of regular users, a parking card will be issued. Other users need to present their parking lot ticket for validation.

         It is the intention of the Commission to be consistent with Minnesota Law, State Statute 473.608, subdivision 23.

II.      GENERAL STATEMENT

         All of the complementary parking, whether by card to the underground garage or validation for other lots, will be given only to those that have a distinct need to be at the airport in conjunction with the conduct of business of the Metropolitan Airports Commission, or the Minneapolis/St. Paul International Airport. Persons attending meetings with Commissioners or MAC staff will be afforded this accommodation because of the public nature of their visit to the Terminal. Contract agents of the Commission will be afforded the opportunity for validated parking while working on Commission contracts or projects, since the cost of parking would otherwise be billed back to the Commission and, therefore, an added expenditure that could easily be handled through validation. In the future the provision of validated parking will be included as an explicit contract provision.

         In accordance with terms of State law, a system of recordkeeping shall be established whereby all complementary parking shall be logged for employees or visitors receiving validated parking. Additionally, log records shall be kept with regard to usage of courtesy parking cards for the underground parking garage and courtesy parking cards issued to MAC employees for use in outdoor facilities. Records shall be completed with dollar amounts of parking value on a monthly basis, and such records shall then be assembled and stored for review by appropriate persons or groups. Such records shall be stored for a period of seven years.

III.     GARAGE PARKING CARD

         A parking card can be issued to an authorized individual for a period of up to one year by the Manager, Landside Operations. The following stipulations apply to all issuances:

                                                                      EXHIBIT K
                                                                         1/1/99
                                                                    Page 3 of 5

         A. The parking card is issued to an authorized individual as described in this policy. The card will not be honored if presented by anyone other than the authorized user.

                  B. The parking card is the property of the Metropolitan Airports Commission and will be surrendered upon request for whatever reason deemed necessary by the Commission.

                  C. The parking card is for official public or aviation business only. "USE OF THE PARKING CARD FOR PERSONAL REASONS WILL RESULT IN LOSS OF THE PARKING CARD."

                  D. The maximum number of consecutive days of authorized complimentary parking can be limited after proper notification. This limit can be set after a 30 day notice, or upon issuance of new cards. Parking beyond an established limit would result in the card holder being responsible for all accumulated charges beyond the stated limit.

                  Cards will be issued on a no charge basis to currently serving members of the Metropolitan Airports Commission and currently employed staff members as designated by the Executive Director.

                  Accommodations are made for station manager level individuals from the scheduled airlines serving the Lindbergh Terminal to receive a parking card for the garage to assure quick access to the Terminal Building for related business purposes and most especially for emergency call back situations. For the year beginning April 1, 1996, the cards issued to the station manger from each airline shall be invoiced to that airline at the current rate of employee parking, presently $23.00 per month per card. One card shall be issued to each airline with the exception of Northwest Airlines, which shall be issued three cards under this pricing structure, one each for the two co-directors of this station, and one to the vice president in charge of this station, all who office in the Lindbergh Terminal Building.

                  Extra cards for the garage may also be issued, at the discretion of the Executive Director, to all airlines serving the Minneapolis/St. Paul International Airport, based on an overall percentage of traffic generated from the preceding calendar year. Each airline shall be afforded the opportunity to buy one additional card for the underground parking garage at $1500.00 per card, per year, for each 2.75% increment of passenger activity. The year shall run April 1 through March
                  31. The card would only be issued to a

                                                                      EXHIBIT K
                                                                         1/1/99
                                                                    Page 4 of 5

                  currently serving employee of said airline stationed at Minneapolis/St. Paul, as identified by each respective station manager. Any card issued under this authority will have actual usage history tracked, so that an annual review may be made of the amount of usage, and the fee to be established by the Commission may be charged annually. All cards available through this procedure will be priced at the same annual fee, and payment shall be made in advance. Uses of these cards shall be restricted to business related purposes only.

         1.       PROCEDURE FOR PARKING CARD USE

                  The authorized card user will PRESENT THE CARD TO THE CASHIER UPON RETURN TO THE GARAGE FACILITY. Individual will be required to sign their vehicle claim check with a legible signature and card number for each use of the card. GARAGE EMPLOYEES ARE REQUIRED TO VALIDATE THE CARD USER AND CARD NUMBER AND ARE NOT AUTHORIZED TO VALIDATE PARKING WITHOUT SEEING THE CARD.

                  During the winter months or whenever the "Garage Full" sign is illuminated and the gate arm is down, cardholders will be admitted by activating the call box intercom and identifying themselves by name and card number. The supervisor on duty will open the arm by remote control and allow entrance.

         2.       TERMINATION/EXPIRATION

                  Upon completion of employment, affiliation or appointment, the card will expire automatically. THE PARKING CARD CANNOT BE TRANSFERRED TO ANOTHER INDIVIDUAL. Cardholders are requested to return the card to the Metropolitan Airports Commission at the end of their affiliation or employment. Cards may be renewed annually after review and approval by the Executive Director of the Commission as appropriate.

IV.      VALIDATIONS AND OTHER ACCOMMODATIONS

         A restricted number of MAC management and support staff will be given responsibility for parking validation. The Manager, Landside Operations will maintain the list of MAC staff authorized to sign parking validations. Complimentary parking allowed as follows:

                                                                      EXHIBIT K
                                                                         1/1/99
                                                                    Page 5 of 5

         A. Members of the general public or others attending meetings, events or other activities with MAC staff or attending public Commission meetings will be allowed validated parking privileges for the time necessary to attend meetings.

         B. Volunteers working to provide staffing at the Armed Forces Service Center and Traveller's Assistance kiosks will be allowed validated parking. The Executive Director has discretion to allow parking validation during nationally recognized conventions, sporting events and other gatherings of regional or statewide significance, such as the Super Bowl volunteer greeters, NCAA Final Four, LPGA, and other similar events.

                  C. Contract agents of the Metropolitan Airports Commission will be allowed validated parking in outdoor facilities in the conduct of their contract services. Effective with the date of this policy, future contracts with contract agents of the Commission shall identify validated parking as a part of each agreement. For example, employees of the Commission's parking management firm will be allowed validated parking as may be specified in their bargaining contract.

V.       QUESTIONS/PROBLEMS

         All questions/problems regarding the use of the Parking Card or validations should be directed to the Manager, Landside Operations, Lindbergh Terminal Building, phone 726-5244.

                                   Exhibit L
                 [Maps - Regional Terminal Parking Positions]

                                                                      EXHIBIT M
                                                                         1/1/99
                                                                    Page 1 of 2

                        Metropolitan Airports Commission
                   Minneapolis-St. Paul International Airport
                        Indirect Cost Center Allocations


                                                                        Indirect Cost Centers
                                     ------------------------------------------------------------------------------------------
                                       Maintenance           Equipment              ARFF           Police      Administration
Cost Center                             Labor (%)           Building (%)            (%)              (%)           (%) /1
-----------                             ---------           ------------            ---              ---           ------

Airfield                                       45.0                  50.0            70.0            20.0
Terminal Building                              14.5                   1.0            20.0            11.0
Terminal Apron                                  8.0                  36.0              --              --
Humphrey Terminal                               2.0                   1.0             2.0             2.0
International Arrivals Facility                 0.5                    --             1.0             1.0
Landside Area                                  13.0                   4.0             3.0            40.0
Other Areas                                     9.0                   8.0             4.0            26.0
Equipment Buildings                             8.0                    --              --              --
                                    ----------------       ---------------    ------------    ------------    -----------------

Total                                         100.0                 100.0           100.0           100.0                100.0

/1 The annual costs associated with Administration shall be allocated to each of the Airport Cost Centers based on the ratio of the (1) annual costs associated with a particular Airport Cost Center plus the amount allocated to such Airport Cost Center from the indirect cost centers to (2) total annual costs associated with Administration.

Example:

           Terminal Building annual cost                                   $ 10,000,000

           Indirect cost center allocations to Terminal Building:
                Maintenance labor                                               650,000
                Equipment buildings                                              50,000
                ARFF                                                            200,000
                Police                                                        1,000,000
                                                                       -----------------
           Subtotal                                                        $ 11,900,000  [A]

           Total annual costs of all cost centers                          $ 80,000,000  [B]
           Terminal Building share of total annual
                costs of all cost centers                                         14.9%  [C=A/B]

           Administration annual costs                                     $ 15,000,000  [D]

           Terminal Building share of Administration
                annual costs                                                $ 2,231,250  [C*D]

                                                                      EXHIBIT M
                                                                         1/1/99
                                                                    Page 2 of 2

                        INDIRECT COST CENTER ALLOCATIONS


                                             MAINTENANCE          EQUIPMENT
                                                LABOR             BUILDINGS         FIRE        POLICE         ADMINISTRATION*
                                                -----             ---------         ----        ------         ---------------

             10 Lindbergh Terminal                     14.5%               1.0%        20.0%        11.0%

             12 Int'l Arrivals Facility                 0.5%               0.0%         1.0%         1.0%

             16 Terminal Apron                          8.0%              36.0%         0.0%         0.0%

             21 Airfield                               45.0%              50.0%        70.0%        20.0%

26/31        Landside Facilities                       13.0%               4.0%         3.0%        40.0%

             36 HHH Terminal                            2.0%               1.0%         2.0%         2.0%

53/56        Maintenance                                8.0%               0.0%         0.0%         0.0%
             Equipment/Buildings

33/39        Cargo Areas & Public                       9.0%               8.0%         4.0%        26.0%
             Areas/Other Rds

             Totals                                   100.0%             100.0%       100.0%       100.0%

* Propose to allocate on same basis as current calculation (i.e. not a fixed percentage)

                                                                      EXHIBIT N
                                                                         1/1/99
                                                                    Page 1 of 7

                        Metropolitan Airports Commission
                   Minneapolis-St. Paul International Airport
        Illustration of Calculation of Rates for Rents, Fees, and Charges
                        Calculation of Landing Fee Rates



    ARTICLE
    REFERENCE                                                                                             19xx
    ---------                                                                                             ----


    V1.C.1.               Direct Operation and Maintenance Expense                                     $ 6,000,000

                          Indirect Operation and Maintenance Expense                                    11,000,000

                          Direct and Indirect Depreciation                                               2,000,000

                          Direct and Indirect Imputed Interest /1                                        1,900,000

                          Direct and Indirect Cost of Capital Outlays                                      200,000

                          Fine, Assessment, Judgment, or Settlement                                         50,000

                          Debt Service Reserve Fund Deposit                                                      0

                          Operation Reserve Account Deposit                                                      0

                          Coverage Account Deposit                                                               0
                                                                                                -------------------

                          TOTAL AIRFIELD COST                                                         $ 21,150,000

                          LESS:

    V1.C.2.               Service Fees                                                                  $ (200,000)

                          General Aviation Landing Fees                                                   (600,000)

                          Nonsignatory Landing Fees                                                       (150,000)

                          Off-Airport Aircraft Noise Costs                                                (500,000)

                          Projects Rejected by MII of Signatory Airlines                                  (100,000)
                                                                                                -------------------

                          TOTAL ADJUSTMENTS                                                           $ (1,550,000)

                          NET AIRFIELD COST                                                           $ 19,600,000


    V1.C.3.               Total Landed Weight of Signatory Airlines (1,000-lbs units)                   22,500,000

                          Landing Fee Rate per 1,000 lbs                                              $        .87
                                                                                                ===================

/1 includes imputed interest on the historical cost of MAC's investment in land.

                                                                      EXHIBIT N
                                                                         1/1/99
                                                                    Page 2 of 7

                        Metropolitan Airports Commission
                   Minneapolis-St. Paul International Airport
        Illustration of Calculation of Rates for Rents, Fees, and Charges
     Calculation of Environmental Surcharge Rate and Excess Stage 2 Fee Rate



    ARTICLE
    REFERENCE                                                                                           19xx
    ---------                                                                                           ----

    V1.D.2.           Off- Airport Aircraft Noise Costs                                            $   500,000

                      Less: Environmental Surcharges Paid by Nonsignatory Airlines                     (50,000)
                                                                                                   ----------------

                      Total Net Off-Airport Aircraft Noise Costs Due                               $   450,000

                      Total Stage 2 and Stage 3 Operations of Signatory Airlines                       200,000

                      Environmental surcharge Rate per Aircraft Operation                          $      2.25
                                                                                                   ================


    V1.D.3.           Environmental Surcharge Rate per Aircraft Operation                          $      2.25

                      Stage 2 Differential                                                                30%

                      Excess Stage 2 Fee Rate per Stage 2 Operation                                $      0.68
                                                                                                   ================

The stage 2 credit shall be equal to the total excess stage 2 fees paid by the Signatory Airlines at the Airport in a given Fiscal Year.

                                                                      EXHIBIT N
                                                                         1/1/99
                                                                    Page 3 of 7

                        Metropolitan Airports Commission
                   Minneapolis-St. Paul International Airport
        Illustration of Calculation of Rates for Rents, Fees, and Charges
                       Calculation of Terminal Apron Rates


    ARTICLE
    REFERENCE                                                                                          19XX


    V1.E.1.               Direct Operation and Maintenance Expense                                     $   250,000

                          Indirect Operation and Maintenance Expense                                     3,000,000

                          Direct and Indirect Depreciation                                                 200,000

                          Direct and Indirect Imputed Interest                                             100,000

                          Direct and Indirect Cost of Capital Outlays                                       10,000

                          Debt Service Reserve Fund Deposit                                                      0

                          Operation Reserve Account Deposit                                                      0

                          Coverage Account Deposit                                                               0
                                                                                                -------------------

                          Total Terminal Apron Cost                                                    $ 3,560,000


    V1.E.2.               Total Lineal Feet of Terminal Apron /1                                             9,000


                          Terminal Apron Rate per Lineal Foot                                          $    395.56
                                                                                                ===================


/1 Excludes the lineal feet of Regional Ramp, but includes the weighted lineal feet of Regional Ramp.

                                                                      EXHIBIT N
                                                                         1/1/99
                                                                    Page 4 of 7

                        Metropolitan Airports Commission
                   Minneapolis-St. Paul International Airport
        Illustration of Calculation of Rates for Rents, Fees, and Charges
                        Calculation of Regional Ramp Fees


    ARTICLE
    REFERENCE                                                                                           19XX

    V1.E.2.               Terminal Apron Rate per Lineal Foot                                          $    395.56


                          Weighted lineal Feet of Regional Ramp                                                500
                                                                                                   ----------------


    V1.F.1.               Regional Ramp Cost                                                           $   197,778


                          Aircraft Parking Positions (Regional Ramp)                                            10


    V1.F.2.               Fee per Preferential Use Parking Position                                    $    19,778
                                                                                                   ================


                                                                      EXHIBIT N
                                                                         1/1/99
                                                                    Page 5 of 7

                        Metropolitan Airports Commission
                   Minneapolis-St. Paul International Airport
        Illustration of Calculation of Rates for Rents, Fees, and Charges
 Calculation of Terminal Building Rental Rate (Janitored and Unjanitored Space)


    ARTICLE
    REFERENCE                                                                                           19XX
                      UNJANITORED SPACE RATE CALCULATION
    V1.G.1.a.         Direct Operation and Maintenance Expense                                   $          7,000,000
                      Indirect Operation and Maintenance Expense                                            3,500,000
                      Direct and Indirect Depreciation                                                      3,000,000
                      Direct and Indirect Imputed Interest                                                  3,000,000
                      Direct and Indirect Cost of Capital Outlays                                             200,000
                      Debt Service Reserve Fund Deposit                                                             0
                      Operation Reserve Account Deposit                                                             0
                      Coverage Account Deposit                                                                      0
                                                                                                 --------------------
                      Total Terminal Building Cost                                               $         16,700,000

                      Less:
    V1.G.1.b.         Steam and Chilled Water Reimbursement (Gold Concourse)                     $           (500,000)
                      Carrousel and Conveyor Costs (?)                                                       (250,000)
                      Janitorial Operation and Maintenance Expenses                                        (2,000,000)
                                                                                                 --------------------
                      Total Adjustments                                                          $         (2,750,000)

                      Net Terminal Building Cost                                                 $         13,950,000

    V1.G.1.c.         Total Rentable Space                                                                    650,000

                      Terminal Building Rental Rate per Square Foot for
                          Unjanitored space                                                      $              21.46
                                                                                                 ====================


                      JANITORED SPACE RATE CALCULATION
    V1.G.2.           Total Direct Janitored Operation and Maintenance Expenses                  $          2,000,000

                      Total Janitored Space /1                                                                450,000

                      Janitored Rate per Square foot                                             $               4.44
                      Terminal Building Rental Rate per Square Foot for
                          Unjanitored Space                                                                     21.46
                                                                                                 --------------------
                      Terminal Building Rental Rate per Square Foot for
                          Janitored Space                                                        $              25.90
                                                                                                 ====================


/1 Excludes MAC and mechanical space.

                                                                      EXHIBIT N
                                                                         1/1/99
                                                                    Page 6 of 7

                        Metropolitan Airports Commission
                   Minneapolis-St. Paul International Airport
        Illustration of Calculation of Rates for Rents, Fees, and Charges
                  Calculation of Carrousel and Conveyor Charge


    ARTICLE
    REFERENCE                                                                                            19XX

    V1.H.1.           Terminal Building Rental Rate per Square foot /1                                   $     25.90

                      Rentable Space (tug drive, inbound baggage area,
                          baggage claim area)                                                                 50,000

                      Equivalent Terminal Building Rentals                                               $ 1,295,000

                      Equipment Charges (depreciation, imputed interest,
                          maintenance)                                                                       250,000
                                                                                                   ------------------

                      Total Carrousel and Conveyor Charge                                                $ 1,545,000
                                                                                                   ==================


/1 The terminal building rental rate to be used to calculate the equivalent terminal building rentals is the janitored or unjanitored terminal building rental rate, as appropriate.

                                                                      EXHIBIT N
                                                                         1/1/99
                                                                    Page 7 of 7

                        Metropolitan Airports Commission
                   Minneapolis-St. Paul International Airport
             Illustration of Calculation of Rents, Fees, and Charges
               Calculation of Airline Cost Per Enplaned Passenger

                                                                                   ACTUAL
                                                                                    1997
                                                                                    ----
Landing Fees-Signatory                                                            $23,569,200
Landing Fees-HHH Nonsignatory                                                          83,600
Landing Fees-Commuter Nonsignatory                                                          0

Ramp Fees-Signatory                                                                 3,930,600
Ramp Fees-HHH Nonsignatory                                                            263,100
Ramp Fees-commuter Nonsignatory                                                         5,900

Green Concourse Direct                                                              1,551,100
Terminal Building                                                                   8,939,900
IAF Charges                                                                         1,702,100
Carrousels & Conveyors                                                                231,400
Old Portion of Gold Concourse                                                         420,800
Lobby Fees                                                                            683,500
FIS Surcharge                                                                         178,600
HHH Terminal Building Rent                                                            159,100

Noise Surcharge                                                                       626,900
Apron Fees                                                                            241,000

Police/Fire/Admin - Gold Concourse                                                    488,100
Steam/Chilled Water - Gold Concourse                                                  770,100
Janitorial - Gold Concourse                                                           535,800
Gate Surcharge - Republic                                                                   0
Self Liquidating - Green/Gold Concourse                                             3,483,000
                                                                                -------------
Total Costs                                                                       $47,863,800

Enplaned Passengers                                                                14,335,640

AIRLINE COST PER ENPLANED                                                               $3.34

                                                                      EXHIBIT O
                                                                         1/1/99
                                                                    Page 1 of 1

                        Metropolitan Airports Commission
                   Minneapolis-St. Paul International Airport
                    Table of Initial Rentable Square Footage


The table of initial rentable square footage presented below includes the amount and breakdown of rentable square footage as of January 1, 1998, which amount may change from time to time.

                                                                 RENTABLE SQUARE FOOTAGE
                         --------------------------------------------------------------------------------------------------------
                           Lindbergh            Red               Blue               Green            Regional
     Type of Space         Terminal          Concourse          Concourse          Concourse          Terminal          Total
     -------------         --------          ---------          ---------          ---------          --------          -----
Airline Space                   42,646             46,683            40,273              80,268             7,914        217,784

Holdroom                            --             33,116            29,074              49,772             3,577        115,539

Concession                      63,566              8,342            11,359              13,150                --         96,417

Baggage Makeup                  58,952                 --                --                  --                --         58,952

Tug Drive                       46,492                 --                --                  --                --         46,492

Baggage Claim                   38,734                 --                --                  --               263         38,997

Ticket Counter                   7,078                 --                --                  --               262          7,340

Other                          196,308             16,043             3,843               1,825               289        218,308
                         --------------    ---------------    --------------     ---------------    --------------    -----------

Total                          453,776            104,184            84,549             145,015            12,305        799,829
                         ==============    ===============    ==============     ===============    ==============    ===========

/1 Other includes non-airline space, other/unoccupied space, holdroom stairs, airline mechanical/ electrical & toilets, miscellaneous space, and garage.

                                   Exhibit P
                      [Maintenance Responsibility Matrix]

                                   Exhibit Q
                       [Map - Regional Terminal Buildings]

                                   Exhibit R
                         [Map - Fls Bag Belt Enclosure]

                                                                      EXHIBIT S
                                                                         1/1/99
                                                                    Page 1 of 1

                  NORTHWEST AIRLINES SELF-LIQUIDATING PROJECTS

--------------------- ------------------------- ------------------ ------------------- --------------------
   DESCRIPTION          ORIGINAL PRINCIPAL          START DATE        LAST PAYMENT          WHO PAYS
                             & TERM
--------------------- ------------------------- ------------------ ------------------- --------------------
GOLD
CONCOURSE
--------------------- ------------------------- ------------------ ------------------- --------------------
106-2-053 Pier A      P: $19,846,349                 01/01/86          12/01/2015              NWA
Extension (SA#3)      30 years
(MAC Funded)          @ $173,140.19
--------------------- ------------------------- ------------------ ------------------- --------------------
--------------------- ------------------------- ------------------ ------------------- --------------------
GREEN
CONCOURSE
--------------------- ------------------------- ------------------ ------------------- --------------------
Security checkpoint   P=$109,668                     01/01/96           12/31/00               NWA
Relocation Project    60 months
                      @ $2,185.65/mo
--------------------- ------------------------- ------------------ ------------------- --------------------
--------------------- ------------------------- ------------------ ------------------- --------------------
RED
CONCOURSE
--------------------- ------------------------- ------------------ ------------------- --------------------
106-2-155;            P:  $1,023,634.94              09/01/91           08/01/01               NWA
Modifications (A#5)   10 years
(MAC Funded)          @ $11,991.05
--------------------- ------------------------- ------------------ ------------------- --------------------
106-2-293; Red        P:  $145,528                   11/01/97           10/01/07               NWA
Concourse Tug         120 months
storage area          @ $1,683.59/mo.
--------------------- ------------------------- ------------------ ------------------- --------------------

                                   Exhibit T
                     [Maps - Month-to-Month Leased Areas]